UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ATAI LIFE SCIENCES N.V.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE AND PROXY STATEMENT

Annual Meeting of Shareholders
Meeting Date, Time and Location:
May 15, 2025
6:00 p.m. (Central European Summer Time)
NautaDutilh N.V.
Beethovenstraat 400
1082 PR Amsterdam
The Netherlands

April [•], 2025
Dear Shareholders:
You are cordially invited to attend the 2025 Annual General Meeting of Shareholders (the “Annual General Meeting”) of atai Life Sciences N.V. at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands at 6:00 p.m. (Central European Summer Time) on Thursday, May 15, 2025. Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the Annual General Meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2025 by following the instructions set forth below or in person in Amsterdam, The Netherlands. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. We recommend that you log in a few minutes before the Annual General Meeting to ensure you are logged in when the Annual General Meeting starts.
You may attend the Annual General Meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2025 and entering your 16-digit control number, or in person.
The Notice of Annual General Meeting and Proxy Statement that accompany this letter provide instructions regarding how to virtually attend the Annual General Meeting and describe the matters to be voted on at the Annual General Meeting. If you would like to attend the Annual General Meeting, you must inform us by e-mail (addressed to annualmeeting@atai.com) or in writing (addressed to atai Life Sciences N.V., Corporate Secretary, Wallstraße 16, 10179 Berlin, Germany) no later than 5:00 p.m. (Central European Summer Time) on May 13, 2025. Please see the section called “Who Can Attend the Annual General Meeting?” on page 6 of the accompanying proxy statement for more information about how to attend the Annual General Meeting.
Whether or not you plan to attend the Annual General Meeting virtually or in person, please carefully review the accompanying materials and take time to cast your vote as it is important that your shares be represented and voted at the Annual General Meeting. Therefore, I urge you to promptly submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States. Further instructions will be contained on the proxy card. If you decide to attend the Annual General Meeting, you will be able to vote online or in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,
[•]

Christian Angermayer,
Chairman
[•]

Srinivas Rao,
Chief Executive Officer

Page
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	ii
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS	1
PROXY STATEMENT	3
QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING	6
PROPOSAL 1 ADOPTION OF THE DUTCH STATUTORY ANNUAL ACCOUNTS FOR THE FISCAL YEAR 2024	10
PROPOSAL 2 APPOINTMENT OF DELOITTE & TOUCHE LLP AND DELOITTE ACCOUNTANTS B.V. AS OUR EXTERNAL AUDITOR FOR THE FISCAL YEAR 2025	11
PROPOSAL 3 RELEASE OF EACH MEMBER OF OUR SUPERVISORY BOARD AND OUR MANAGEMENT BOARD FROM LIABILITY FOR THE EXERCISE OF THEIR DUTIES DURING THE FISCAL YEAR 2024	12
PROPOSAL 4 APPOINTMENT OF JOHN HOFFMAN AS SUPERVISORY DIRECTOR	13
PROPOSAL 5 APPOINTMENT OF DR. SRINIVAS RAO AS A MANAGING DIRECTOR	17
PROPOSAL 6 APPOINTMENT OF ANNE JOHNSON AS MANAGING DIRECTOR	18
PROPOSAL 7 AMENDMENTS TO THE COMPANY'S ARTICLES OF ASSOCIATION	19
PROPOSAL 7A AMENDMENTS TO REVISE THE COMPANY'S GOVERNANCE MODEL TO A ONE-TIER BOARD WITH DESIGNATION OF THE COMPANY'S MANAGING DIRECTORS AS EXECUTIVE DIRECTORS AND ITS SUPERVISORY DIRECTORS AS NON-EXECUTIVE DIRECTORS	20
PROPOSAL 7B AMENDMENTS TO REMOVE CERTAIN LIMITATIONS RELATING TO THE COMPANY’S GERMAN TAX RESIDENCY	21
PROPOSAL 7C AMENDMENTS TO REMOVE THE SUPERMAJORITY REQUIREMENT FOR A RESOLUTION TO AMEND THE COMPANY'S ARTICLES OF ASSOCIATION	22
PROPOSAL 8 CONTINGENT ADOPTION OF THE COMPANY'S COMPENSATION POLICY SUITABLE FOR A UNITARY BOARD OF DIRECTORS	23
PROPOSAL 9 EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO ISSUE SHARES AND GRANT RIGHTS TO SUBSCRIBE FOR SHARES	24
PROPOSAL 10 EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO LIMIT AND EXCLUDE PRE-EMPTION RIGHTS	25
PROPOSAL 11 EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO ACQUIRE SHARES (OR DEPOSITARY RECEIPTS FOR SUCH SHARES) IN OUR CAPITAL	26
REPORT OF THE AUDIT COMMITTEE OF THE SUPERVISORY BOARD	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	28
EXECUTIVE OFFICERS	29
CORPORATE GOVERNANCE	31
COMMITTEES OF THE SUPERVISORY BOARD	35
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	41
EXECUTIVE AND DIRECTOR COMPENSATION	44
SHAREHOLDER PROPOSALS	52
OTHER MATTERS	53
SOLICITATION OF PROXIES	53
ANNUAL REPORT ON FORM 10-K	53
Annex A-1: Deed of Amendment I	A-1-1
Annex A-2: Deed of Amendment I (English Translation)	A-2-1
Annex B-1: Deed of Amendment II	B-1-1
Annex B-2: Deed of Amendment II (English Translation)	B-2-1
Annex C-1: Deed of Amendment III	C-1-1
Annex C-2: Deed of Amendment III (English Translation)	C-2-1
Annex D: Compensation Policy	D-1-1

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement, other than statements of historical fact, should be considered forward-looking statements, including without limitation statements regarding potential future changes to our governance model, jurisdiction of tax residency or jurisdiction of incorporation and the effects of those changes on us and the effect of the approval of certain proposals contained in this proxy statement on the structure and composition of our supervisory and management boards of directors. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.
We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are neither promises nor guarantees, and are subject to a number of important factors that could cause actual results to differ materially from any future results, performance or achievements express or implied by the forward-looking statements, including without limitation: the risks, uncertainties, and assumptions described in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 17, 2025.
Any forward-looking statements made herein speak only as of the date of this proxy statement, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations. Additionally, certain information we may disclose (either herein or elsewhere) is informed by the expectations of various stakeholders or third-party frameworks and, as such, may not necessarily be material for purposes of our filings under U.S. federal securities laws, even if we use “material” or similar language in discussing such matters.
ii

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held Thursday, May 15, 2025
The 2025 Annual General Meeting of Shareholders (the “Annual General Meeting”) of atai Life Sciences N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands, at 6:00 p.m. (Central European Summer Time) on Thursday, May 15, 2025. Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the Annual General Meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2025 by following the instructions set forth below or in person. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. In addition, the online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting www.proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the Annual General Meeting to ensure you are logged in when the Annual General Meeting starts.
Shareholders may attend the Annual General Meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2025 and entering your 16-digit control number, or in person
The agenda for the Annual General Meeting is as follows:
1.	Opening
2.	Discussion of the Dutch statutory board report for the fiscal year 2024 (discussion item)
3.	Adoption of the Dutch statutory annual accounts for the fiscal year 2024 (voting item)
4.	Explanation of the dividend and reservation policy (discussion item)
5.	Appointment of Deloitte & Touche LLP and Deloitte Accountants B.V. as our external auditor for the fiscal year 2025 (voting item)
6.	Release of each member of our supervisory board and our management board from liability for the exercise of their duties during the fiscal year 2024 (voting item)
7.	Appointment of John Hoffman as supervisory director of the Company (voting item)
8.	Appointment of Dr. Srinivas Rao as managing director of the Company (voting item)
9.	Appointment of Anne Johnson as managing director of the Company (voting item)
10.	Amendments to the Company’s articles of association (voting items)
a.
Amendments to revise the Company’s governance model to a one-tier board with designation of the Company’s managing directors as executive directors and its supervisory directors as non-executive directors

b.	Amendments to remove certain limitations relating to the Company’s German tax residency
c.	Amendments to remove the supermajority requirement for a resolution to amend the Company’s articles of association
11.	Contingent adoption of the Company’s compensation policy suitable for a unitary board of directors (voting item)
12.	Extension of the authorization of our management board to issue shares and grant rights to subscribe for shares (voting item)

13.	Extension of the authorization of our management board to limit and exclude pre-emption rights (voting item)
14.	Extension of the authorization of our management board to acquire shares (or depositary receipts for such shares) in our capital (voting item)
15.	Closing
No business shall be voted on at the Annual General Meeting, except such items as included in the above mentioned agenda.
The record date for the Annual General Meeting in respect of our common shares is April 17, 2025 (the “Record Date”). Those who are holders of our common shares, or who otherwise have voting rights and/or meeting rights with respect to our common shares, on the Record Date, provided that they are recorded as such in our shareholders’ register or in the register maintained by our U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”).
Persons with Meeting Rights who wish to attend the Annual General Meeting, virtually or in person, or be represented by proxy, must notify us of their identity and intention to attend the Annual General Meeting by e-mail (addressed to annualmeeting@atai.com) or in writing (addressed to atai Life Sciences N.V., Corporate Secretary, Wallstraße 16, 10179 Berlin, Germany). This notice must be received by us no later than 5:00 p.m. (Central European Summer Time) on May 13, 2025. Persons with Meeting Rights who have not complied with this requirement may be refused attendance at the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to attend the Annual General Meeting should present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. A proxy form for this purpose can be downloaded from our website (www.atai.com).
It is important that your shares be represented, regardless of the number of shares you may hold and whether you plan to attend in person. We urge you to vote your shares or to submit your proxy. Proxies may be submitted up until 5:59 a.m. Central European Summer Time on May 15, 2025 (the “Cut-off Time”) via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Supervisory Board
[•]
Ryan Barrett,
General Counsel and Corporate Secretary
Berlin, Germany
April [•], 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 15, 2025
This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com

PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the supervisory board of atai Life Sciences N.V. of proxies to be voted in respect of the 2025 Annual General Meeting of Shareholders (the “Annual General Meeting”) of atai Life Sciences N.V. to be held at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands, at 6:00 p.m. (Central European Summer Time) on Thursday, May 15, 2025 (the “Annual General Meeting”). Our Annual General Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the Annual General Meeting either via the Internet at www.virtualshareholdermeeting.com/ATAI2025 by following the instructions set forth below or in person. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world. In addition, the online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting www.proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the Annual General Meeting to ensure you are logged in when the Annual General Meeting starts.
You may attend the Annual General Meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2025 and entering your 16-digit control number, or in person.
The record date for the Annual General Meeting in respect of our common shares is April 17, 2025 (the “Record Date”). Those who are holders of our common shares, or who otherwise have voting rights and/or meeting rights with respect to our common shares, on the Record Date, provided that they are recorded as such in our shareholders’ register or in the register maintained by our U.S. transfer agent, may virtually attend and, if relevant, vote prior to the Annual General Meeting (the “Persons with Meeting Rights”). As of April 17, 2025, there were approximately [•] common shares outstanding. Each common share is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K”) will be mailed on or about April [•], 2025 to our shareholders of record as of the close of business on the Record Date.
Our principal executive offices are located at Wallstraße 16, 10179 Berlin, Germany. In this proxy statement, “atai”, “Company”, “we”, “us” and “our” each refer to atai Life Sciences N.V. and its subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 15, 2025

This Proxy Statement and the Annual Report on Form 10 K are available at http://www.proxyvote.com/
Proposals
At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:
1.	Adoption of Dutch statutory annual accounts for the fiscal year 2024;
2.	Appointment of Deloitte & Touche LLP and Deloitte Accountants B.V. as our external auditor for the fiscal year 2025;
3.	Release of each member of our supervisory board and our management board from liability for the exercise of their duties during the fiscal year 2024;
4.	Appointment of John Hoffman as supervisory director of the Company;
5.	Appointment of Dr. Srinivas Rao as managing director of the Company;
6.	Appointment of Anne Johnson as managing director of the Company;
7.	Amendments to the Company’s articles of association:
a.
Amendments to revise the Company’s governance model to a one-tier board with designation of the Company’s managing directors as executive directors and its supervisory directors as non-executive directors;

b.	Amendments to remove certain limitations relating to the Company’s German tax residency; and
c.	Amendments to remove the supermajority requirement for a resolution to amend the Company’s articles of association;
8.	Contingent adoption of the Company’s compensation policy suitable for a unitary board of directors;
9.	Extension of the authorization of our management board to issue shares and grant rights to subscribe for shares;
10.	Extension of the authorization of our management board to limit and exclude pre-emption rights; and
11.	Extension of the authorization of our management board to acquire shares (or depositary receipts for such shares) in our capital.
No business shall be voted on at the Annual General Meeting, except for the foregoing Proposals.
Recommendations of the Supervisory Board
The supervisory board unanimously recommends that you vote your shares FOR each of the foregoing Proposals. If you properly submit your proxy, your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 5:59 a.m. (Central European Summer Time) on May 15, 2025 (the “Cut-off Time”) will be voted FOR each Proposal.
Information About This Proxy Statement
Why you received this proxy statement. You have received these proxy materials because atai’s supervisory board is soliciting your proxy to vote your shares at the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote prior to the Annual General Meeting?
The Record Date for the Annual General Meeting is April 17, 2025. Persons with Meeting Rights (i.e., holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date, provided that they are recorded as such in our shareholders’ register or in the register maintained by our U.S. transfer agent) may attend and, if applicable, vote at the Annual General Meeting. Each outstanding common share is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on April 17, 2025, there were approximately [•] common shares outstanding.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or a brokerage firm on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held on your behalf by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not be able to vote your shares during the Annual General Meeting unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual General Meeting?
A quorum must be present at the Annual General Meeting for any Proposal to be voted on. At the Annual General Meeting, at least one-third of the Company’s issued and outstanding common shares must be present or represented in order to constitute a quorum for Proposals 1 through 11.
Your common shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank or brokerage firm) or if you are present or represented in person at the Annual General Meeting.
Where and when will the Annual General Meeting be held?
The Annual General Meeting will be held at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, The Netherlands, at 6:00 p.m. (Central European Summer Time) on Thursday, May 15, 2025. Shareholders may attend the Annual General Meeting either virtually, by visiting www.virtualshareholdermeeting.com/ATAI2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials, or in person.
Who can attend the Annual General Meeting?
You may attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote prior to the Annual General Meeting?”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to attend the Annual General Meeting, or be represented by proxy, you must notify us by e-mail (addressed to annualmeeting@atai.com) or in writing (addressed to atai Life Sciences N.V., Corporate Secretary, Wallstraße 16, 10179 Berlin, Germany) of your identity and intention to attend the Annual General Meeting. This notice must be received by us no later than 5:00 p.m. (Central European Summer Time) on May 13, 2025. If you do not comply with this requirement, you may be refused attendance of the Annual General Meeting.
Proxyholders who wish to attend the Annual General Meeting should also present a copy of their proxy by e-mail (addressed to annualmeeting@atai.com) or in writing (addressed to atai Life Sciences N.V., Corporate Secretary, Wallstraße 16, 10179 Berlin, Germany) prior to the Cut-off Time, failing which the proxyholder concerned may be refused attendance of the Annual General Meeting.

If your bank or broker holds your shares in street name, you may also be required to provide proof of beneficial ownership of our common shares on the Record Date, such as a bank or brokerage statement or a letter from your bank or brokerage firm showing that you owned our common shares at the close of business on the Record Date.
You may virtually attend and participate in the Annual General Meeting by visiting www.virtualshareholdermeeting.com/ATAI2025. The Annual General Meeting webcast will begin promptly at 6:00 p.m. (Central European Summer Time). We encourage you to access the Annual General Meeting prior to the start time. Online check-in will begin approximately fifteen minutes prior to the Annual General Meeting, and you should allow ample time for the check-in procedures. To virtually attend and participate in the Annual General Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your bank or broker holds your shares in street name, you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual General Meeting as a “Guest.”
What if during the check-in time or during the Annual General Meeting I have technical difficulties or trouble accessing the virtual Annual General Meeting website?
We will have IT personnel ready to assist you with any technical difficulties you may have accessing the virtual Annual General Meeting website. If you encounter any difficulties accessing the virtual Annual General Meeting website during the check-in or Annual General Meeting time, please call the technical support number that will be posted on the Annual General Meeting login page.
Will atai’s supervisory directors attend the Annual General Meeting?
Yes, our supervisory directors are expected to attend the Annual General Meeting. In light of the fact that we will be holding a hybrid Annual General Meeting this year, we expect that some or all of our supervisory directors may virtually attend the Annual General Meeting.
What if a quorum is not present at the Annual General Meeting?
If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting?”) is not present, then the Annual General Meeting cannot validly pass any of the Proposals and a new meeting shall be convened in accordance with applicable law.
What does it mean if I receive more than one set of proxy materials?
It means that your common shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Shareholders of Record - If you are a Person with Meeting Rights and if you are a shareholder of record, you have the right to vote online or in person at the Annual General Meeting or you may appoint a proxy to vote on your behalf. All proxies must be received no later than the Cut-off Time. There are three ways to vote by proxy:
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card.
Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.
Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.

Beneficial Owners of Shares Held in “Street Name”- If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from your bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers.
If your shares are held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank or brokerage firm to obtain a legal proxy, bring it to the Annual General Meeting in order to vote and notify us in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).
Can I change my vote after I submit my proxy?
Yes. You may revoke your submitted proxy and change your vote prior to the Cut-off Time by:
•	submitting a duly executed proxy bearing a later date; or
•	granting a subsequent proxy through the Internet or telephone.
Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the Annual General Meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the Annual General Meeting on your behalf, provided that you or your representative has registered to attend the Annual General Meeting in person prior to the Cut-off Time.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual General Meeting by obtaining a legal proxy from your bank or broker, bringing your legal proxy to the Annual General Meeting in order to vote and notifying the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).
What if I do not specify how my shares are to be voted?
If you submit a proxy prior to the Cut-off Time but do not indicate any voting instructions, or if your voting instructions are otherwise unclear, the persons named as proxies will vote in accordance with the recommendations of the supervisory board. The supervisory board’s recommendations are indicated on page 4 of this proxy statement, as well as with the description of each Proposal in this proxy statement.
Who will count the votes?
Broadridge will provide NautaDutilh N.V., our Dutch legal counsel, with a tabulation of the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement and NautaDutilh N.V. will tabulate the votes cast at the Annual General Meeting by Persons with Meeting Rights attending in person, if any. These tabulations will be provided to the Company.
Will any other business be conducted at the Annual General Meeting?
No business shall be voted on at the Annual General Meeting, except for Proposals 1 through 11.
How many votes are required for the approval of each of the Proposals 1 through 11 to be voted upon?
Other than the Proposal to appoint Mr. John Hoffman as supervisory director of the Company (Proposal 4), the Proposals to appoint each of Dr. Srinivas Rao (Proposal 5) and Mrs. Anne Johnson (Proposal 6) as managing directors of the Company and the Proposals to amend the Company’s articles of association (Proposals 7a through 7c), each voting item on the agenda for the Annual General Meeting requires the affirmative vote of a simple majority of the valid votes cast.
The Proposal to appoint Mr. John Hoffman as a supervisory director of the Company (Proposal 4) and Proposals to appoint each of Dr. Srinivas Rao (Proposal 5) and Mrs. Anne Johnson (Proposal 6) as managing directors of the Company are based on binding nominations proposed by the supervisory board. Each proposed candidate specified in such binding nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the relevant nomination is overruled by the Annual General Meeting, which would result if at least a majority of two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the appointment.
Each of the voting items comprised in Proposals 7a through 7c to amend the Company’s articles of association requires a majority of at least a two-thirds of the votes cast, with such majority of the votes cast in favor of the proposal representing more than half of the Company’s issued share capital.
In addition, if less than half of the issued capital is represented at the Annual General Meeting, a resolution of the general meeting to limit or exclude pre-emptive rights as proposed under Proposal 10, requires a majority of at least two-thirds of the votes cast.
What is an abstention and how will abstentions be treated?
An “abstention” represents a shareholder’s affirmative choice to decline to vote on a Proposal. Under Dutch law and our articles of association, shares abstaining from voting will not count as votes cast at the Annual General Meeting for any of the Proposals presented as voting items. Abstentions have no effect on the adoption of Proposals 1 through 11. Abstentions count for purposes of determining whether a quorum is present.
How many votes do I have?
Each shareholder present in person, virtually or by proxy or, in the case of a corporation, by a duly authorized representative, has one vote for each share held by the shareholder.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, which include Proposals 3 through 8. Because brokers have discretionary authority to vote on Proposals 1 and 2 and Proposals 9 through 11, we do not expect any broker non-votes in connection with such Proposals, and broker non-votes, if any, will have no effect on such Proposals. Broker non-votes will have no effect on the adoption of Proposals 3 through 8 because they do not count for the purpose of determining the number of votes cast. Broker non-votes do not count for purposes of determining whether a quorum is present.
How do we solicit proxies?
We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, email, Internet and personal solicitation by our supervisory directors, managing directors or other employees. No additional compensation for soliciting proxies will be paid to our supervisory directors, managing directors or other employees for their proxy solicitation efforts.
Where can I find the voting results of the Annual General Meeting?
We plan to announce whether the Proposals have passed at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual General Meeting.

PROPOSAL 1
ADOPTION OF THE DUTCH STATUTORY ANNUAL ACCOUNTS FOR THE FISCAL YEAR 2024
The Annual General Meeting, as required under Dutch law, will be asked to adopt our Dutch statutory annual accounts for the fiscal year 2024, which are comprised of our company annual accounts and consolidated annual accounts, with explanatory notes.
Our Dutch statutory consolidated annual accounts are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and are different from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024 that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and filed with the SEC. The Dutch statutory annual accounts contain some disclosures that are not required under U.S. GAAP and not contained in our Annual Report on Form 10-K. The adoption of the Dutch statutory annual accounts will also mean that the result for the applicable financial year is allocated in the manner stipulated therein.
A copy of our Dutch statutory annual accounts over fiscal year 2024 will be included in our Dutch statutory annual report over fiscal year 2024, which will be made available on our website at www.atai.com and at our offices located at Wallstraße 16, 10179 Berlin, Germany, no later than the earlier of (i) the 15th day prior to the day of the Annual General Meeting or (ii) the day of convening of the Annual General Meeting.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR adoption of the Dutch statutory annual accounts for the fiscal year 2024.

PROPOSAL 2
APPOINTMENT OF DELOITTE & TOUCHE LLP AND DELOITTE ACCOUNTANTS B.V. AS OUR
EXTERNAL AUDITOR FOR THE FISCAL YEAR 2025
Pursuant to Dutch law, our Annual General Meeting is authorized to appoint an auditor to audit our Dutch statutory annual report, including our statutory annual accounts, and, if applicable, our sustainability reporting. Upon the recommendation of the audit committee of our supervisory board, our supervisory board proposes to appoint and instruct Deloitte & Touche LLP and Deloitte Accountants B.V. to serve as our external auditor who will audit our Dutch statutory annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law for the fiscal year 2025.
A representative of Deloitte & Touche LLP and Deloitte Accountants B.V. is expected to virtually attend the Annual General Meeting and to have an opportunity to make a statement
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the appointment of Deloitte & Touche LLP and Deloitte Accountants B.V. as our external auditor for the fiscal year 2025.

PROPOSAL 3
RELEASE OF EACH MEMBER OF OUR SUPERVISORY BOARD AND OUR MANAGEMENT BOARD FROM LIABILITY FOR THE EXERCISE OF THEIR DUTIES DURING THE FISCAL YEAR 2024
As is customary for companies organized under Dutch law, the Company’s Annual General Meeting will be asked to release each member of our supervisory board and our management board that was in office during the fiscal year 2024 from liability with respect to the exercise of their respective duties during that year.
The scope of this release from liability extends to the exercise of the respective duties of our supervisory and managing board members insofar as these are reflected in our Dutch statutory annual report over fiscal year 2024, our Dutch statutory annual accounts over the fiscal year 2024 or in our other public disclosures.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the release of each member of our supervisory board and our management board from liability for the exercise of their duties during the fiscal year 2024.

PROPOSAL 4
APPOINTMENT OF JOHN HOFFMAN AS SUPERVISORY DIRECTOR OF THE COMPANY
The supervisory board has made a binding nomination to appoint Mr. John Hoffman as a supervisory director of the Company to serve in such capacity for a period of three years, ending at the end of the annual general meeting of shareholders of the Company to be held in 2028 until his earlier death, resignation or removal.
Mr. John Hoffman, age 41, currently serves as Chief Operating Officer of Northern Data AG since February 2025. Mr. Hoffman brings nearly 20 years of experience as an investment banker and capital markets advisor. He most recently served as Managing Director in the equity capital markets groups at RBC Capital Markets from June 2023 to February 2025 and previously at Credit Suisse from June 2012 to June 2023. Across his investment banking career, John has advised boards and management teams on more than 200 growth capital IPOs that have raised in excess of USD 50 billion in cumulative proceeds, as well as international cross-listings, mergers, spin-offs, and other strategic transactions for disruptive growth companies. Mr. Hoffman is a graduate of the University of Richmond and is a CFA charterholder. We believe that Mr. Hoffman is qualified to serve on our supervisory board because of his extensive experience in finance and investment banking as well as his substantial experience advising boards of directors and management teams. See “Security Ownership of Certain Beneficial Owners and Management” for information about the number of shares in the capital of the Company Mr. Hoffman beneficially owns.
If appointed, Mr. John Hoffman shall receive remuneration in accordance with the Company’s remuneration policy for our supervisory board. See “Supervisory Director Compensation” below for a description of the remuneration program in effect during 2024 and which will also be applied to Mr. Hoffman’s remuneration.
For the avoidance of doubt, if each of this Proposal 4 and Proposal 7a is adopted and the Deed of Amendment I (as defined below under Proposal 7a) has been executed, Mr. Hoffman shall serve as a non-executive director of the Company with effect from the execution of the Deed of Amendment I for the remainder of his term or his earlier death, resignation or removal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the appointment of John Hoffman as supervisory director of the Company.

Our Supervisory Board
Our supervisory board (raad van commissarissen) is currently composed of six members, whom we refer to as our supervisory directors, all of whom are non-executive directors. As set forth in Proposal 4, the supervisory board has made a binding nomination to appoint Mr. John Hoffman as a supervisory director, effective as of the date of the Annual General Meeting. Each supervisory director holds office for the term set by our general meeting (as set forth in the table below), or until his or her earlier death, resignation or removal. Our supervisory directors do not have a retirement age requirement under our articles of association. If Mr. Hoffman is appointed as a supervisory director at the Annual General Meeting, it is anticipated that the supervisory board will consist of seven members immediately following the Annual General Meeting. Mr. Hoffman has consented to being named in this proxy statement and serving on the supervisory board if elected. The supervisory board has no reason to believe that Mr. Hoffman will be unable to serve as a supervisory director if elected.
For the avoidance of doubt, if the resolution proposed under Proposal 7a is adopted and the Deed of Amendment I (as defined below under Proposal 7a) is executed, the supervisory directors listed in the table below will continue to, and in the case of Mr. Hoffman, provided Proposal 4 is adopted, will, if elected at the Annual General Meeting, initially, serve as non-executive directors of the Company with effect from the execution of the Deed of Amendment I until each such supervisory director resigns, is removed or otherwise ceases to hold office as a non-executive director.
The following table sets forth the names of our current supervisory directors and the supervisory director nominee, and their respective ages, the year each member has started their current term, or will start their term, if elected, and the year of expiration of their respective current terms as supervisory directors or expected year of expiration, if elected:

Name	Age	Year Current Term Began or Will Begin	Year in Which Term Expires or Will Expire	Current Role
Christian Angermayer	46	2024	2027	Supervisory Director (Chairman)
Sabrina Martucci Johnson	58	2023	2026	Supervisory Director
Amir Kalali, M.D.	59	2023	2026	Supervisory Director
Andrea Heslin Smiley	57	2023	2026	Supervisory Director
Scott Braunstein, M.D.	61	2024	2027	Supervisory Director
Laurent Fischer, M.D.	61	2024	2027	Supervisory Director
John Hoffman	41	2025	2028	Supervisory Director Nominee

Nominee for Election at the Annual General Meeting for a Term Expiring 2028 (see Proposal 4)
Biographical information for John Hoffman, a nominee for election at the Annual General Meeting, is set forth under Proposal 4.
Continuing Supervisory Directors with Terms Expiring in 2026
Sabrina Martucci Johnson, founded Dare Bioscience, Inc., a public biopharmaceutical company engaged in the development of novel therapies that expand treatment options for women, and has served on the board of directors and as Chief Executive Officer since 2015. From January 2018 to April 2022, Ms. Johnson served on the board of directors of Aethlon Medical, Inc., a public company developing immunotherapeutic technologies to combat infectious disease and cancer, and as a member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Ms. Johnson received a Master of International Management degree from the American Graduate School of International Management, an MSc. in biochemical engineering from University College London and a BSc. in biomedical engineering from Tulane University. We believe that Ms. Johnson is qualified to serve on our supervisory board because of her experience in building successful companies and launching innovative products into specialty markets.
Amir Kalali, M.D., is the Co-Chair of the Decentralized Trials and Research Alliance since 2020 and Founding Chairman and Chief Curator of the CNS Summit, a forum focused on the future of life sciences, since 2011. He is also the Founding Chairman and sits on the Executive Committee of the International Society for CNS Drug Development, an independent non-profit focused on improving central nervous system drug development, founded in 2022. In addition, Dr. Kalali is a Professor of Psychiatry at the University of

California San Diego and Editor of the journal, Innovations in Clinical Neuroscience. He previously served as the Global Head of the Neuroscience Center of Excellence at IQVIA (formerly Quintiles and IMS Health, Inc.), a publicly traded health information technology company, from 1997 to 2017. From January 2004 to January 2011, Dr. Kalali served as a member of the board of directors, as well as the Compensation Committee and Nominating Committee, of Cypress Bioscience, a public pharmaceutical company. Dr. Kalali received his M.D. from University College London and his MRCPSych from the Royal College of Psychiatrists. We believe that Dr. Kalali is qualified to serve on our supervisory board because of his more than 20 years of experience in the life sciences and technology fields, as well as his involvement in numerous drug development programs.
Andrea Heslin Smiley, has served in various roles at VMS Biomarketing, Inc., or VMS, since 2008, most recently as President and Chief Executive Officer since January 2011. Prior to joining VMS, from 1996 to 2008, Ms. Smiley served in various roles at Eli Lilly and Company, most recently as Vice President, Osteoporosis Business Unit. Ms. Smiley currently serves as a director and member of the Audit Committee of Rockwell Medical, Inc., a public biopharmaceutical company, and as a director of Agent Capital LLC. Ms. Smiley previously served as a director of Assertio Therapeutics, Inc., a public commercial pharmaceutical company, from May 2020 to January 2021, and Zyla Life Sciences, a public specialty commercial pharmaceutical company, from January 2017 to May 2020, where she was also the Chair of the Nominating and Governance Committee and a member of the Audit Committee. We believe that Ms. Smiley is qualified to serve on our supervisory board because of her more than 25 years of commercialization and management experience in the biopharmaceutical industry in both public and private companies.
Continuing Supervisory Directors with Terms Expiring in 2027
Christian Angermayer, is the founder of Apeiron Investment Group Ltd., which he founded in 2012. Mr. Angermayer is also the founder of Presight Capital Management Company, L.L.C. and has served as General Partner since 2019. Mr. Angermayer also serves on the board of directors of several private companies, including, since 2019, Cambrian Biopharma, Inc. and Rejuveron Life Sciences AG. We believe that Mr. Angermayer is qualified to serve on our supervisory board because of his extensive finance and life sciences industry experience.
Scott Braunstein, M.D., has served as President and Chief Executive Officer of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) since August 2019 and has served as a member of the Marinus board of directors (the “Marinus Board”) since September 2018, including as chair of the Marinus Board from November 2022 and as Executive Chair from February 2019 to August 2019. Dr. Braunstein brings over 20 years of knowledge and experience from diverse biotechnology and pharmaceutical industry vantage points. He has served as an operating partner at Aisling Capital since 2015. From 2015 to 2018, he served as Senior Vice President, Strategy and Chief Operating Officer at Pacira Pharmaceuticals, Inc. (Nasdaq: PCRX), a specialty pharmaceutical company focused on the acute care setting. Prior to Pacira, he served as a healthcare portfolio manager at Everpoint Asset Management from 2014 to 2015 and spent 12 years with J.P. Morgan Asset Management as a healthcare analyst and managing director in the U.S. Equity team, and as portfolio manager of the JP Morgan Global Healthcare Fund responsible for managing investments in pharmaceuticals, biotechnology, and medical devices. Dr. Braunstein is currently on the board of directors of Caribou Biosciences, Inc. (Nasdaq: CRBU) and Trevena Inc. (Nasdaq: TRVN). Dr. Braunstein previously served on the boards of directors of Esperion Therapeutics, Inc. (Nasdaq: ESPR) (June 2015 to April 2020), Ziopharm Oncology Inc. (Nasdaq: ZIOP) (September 2018 to November 2020), Protara Therapeutics, Inc. (f/k/a ArTara Therapeutics, Inc.) (Nasdaq: TARA) (May 2018 to July 2020) and Constellation Pharmaceuticals, Inc. (formerly Nasdaq: CNST) (February 2018 to July 2021). Dr. Braunstein began his career as a practicing physician at the Summit Medical Group and as an assistant clinical professor at Albert Einstein College of Medicine and Columbia University Medical Center. He earned his medical degree from the Albert Einstein College of Medicine and his undergraduate degree at Cornell University. We believe Dr. Braunstein is qualified to serve on our supervisory board because of his extensive leadership experience in the pharmaceutical industry and healthcare portfolio management, including his role as the President and Chief Executive Officer of Marinus Pharmaceuticals, Inc.
Laurent Fischer, M.D., has served as the chief executive officer of Adverum Biotechnologies, Inc. (Nasdaq: ADVM) since June 2020 and its president and CEO since June 2021. He was chairman of the board of CTI Biopharma from 2017 until its acquisition by Swedish Orphan Biovitrum in June 2023. Dr. Fischer served as senior vice president, head of the liver therapeutic area at Allergan PLC, a global pharmaceutical company, from November 2016 to June 2020, in which role he was responsible for the Liver Therapeutic R&D pipeline.

Dr. Fischer served as chief executive officer of Tobira Therapeutics, a clinical-stage biopharmaceutical company from December 2013 until Allergan acquired Tobira Therapeutics in November 2016, in which role he was responsible for taking the company public, completing the first study in NASH demonstrating an anti-fibrotic effect and selling the company to Allergan. Prior to Tobira, he served as chairman and chief executive officer of Jennerex, Inc., from June 2012 to March 2014, until its acquisition by SillaJen Biotherapeutics, Inc. Prior to Jennerex, he was co-founder, president and chief executive officer of Ocera Therapeutics from January 2005 to June 2012 and president and chief executive officer of Auxeris Therapeutics, Inc. from 2003 to 2004. Dr. Fischer serves on the board of directors at Mirum Pharmaceuticals, Inc. since June 2019. Dr. Fischer also serves on the board of directors of Lycia Therapeutics, a private company founded by Caroly Bertozzi, since December 2019, and as chairman of private company Teal since October 2023. Over the span of his career, Dr. Fischer has held roles of increasing responsibility at companies, including, RXCentric, Inc. (now part of Allscripts Healthcare Solutions, Inc.), MedVantx Inc., Dupont Pharmaceuticals, Dupont-Merck and F. Hoffmann-La Roche. Dr. Fischer earned an undergraduate degree from the University of Geneva and his medical degree from the Geneva Medical School, Switzerland. We believe Dr. Fischer is qualified to serve on our supervisory board because of his extensive leadership experience as an executive in the pharmaceutical industry and knowledge of biopharmaceuticals, including his position as the Chief Executive Officer of Adverum Biotechnologies, Inc.
There are no family relationships among any of our executive officers or supervisory directors, including our supervisory director nominees.

PROPOSAL 5
APPOINTMENT OF DR. SRINIVAS RAO AS MANAGING DIRECTOR OF THE COMPANY
The supervisory board has made a binding nomination to appoint Dr. Srinivas Rao as managing director of the Company to serve in such capacity for a period of three years, expiring at the end of the Company’s annual general meeting to be held in 2028, until his earlier death, resignation or removal, provided that Dr. Rao’s appointment shall be contingent upon the execution of the Deed of Amendment II (as defined below under Proposal 7b). Dr. Rao does not reside in Germany and, consequently, cannot be appointed as managing director under our articles of association currently in effect. Consequently, if Proposal 7b is not adopted, this Proposal 5, even if adopted, shall not take effect and Dr. Rao shall continue to serve as an interim managing director of the Company (or, following the execution of the Deed of Amendment I, as defined below, as interim executive director of the Company). This Proposal 5, if adopted, shall only take effect upon the execution of the Deed of Amendment II.
Srinivas Rao, M.D., Ph.D., 56, is the Company’s co-founder and has served as the Company’s Chief Executive Officer since January 1, 2025, and co-Chief Executive Officer since June 1, 2024. Prior to that, Dr. Rao served as the Company’s Chief Scientific Officer since April 2019. Prior to joining the Company, Dr. Rao was the Chief Medical Officer at Axial Biotherapeutics, Inc. from August 2017 to March 2019 and the Chief Medical Officer at Depomed, Inc. from July 2014 to July 2017. Prior to that, he served as Executive Vice President and Head of Neuroscience at Retrophin from December 2013 to March 2014 and Chief Executive Officer at Kyalin Biosciences Inc. from October 2011 to December 2013. He has held leadership positions at a number of biotechnology companies, including Kalyra Pharmaceuticals, Avelas Biosciences, Sova Pharmaceuticals, ReVision Therapeutics and Cypress Bioscience, Inc. Dr. Rao received his Ph.D. in Neuropharmacology, his M.D. in Internal Medicine, his M.S. in Electrical Engineering and his Bachelor of Science in Electrical Engineering from Yale University. We believe Dr. Rao is qualified to serve on our management board because of his extensive experience in the biopharmaceutical industry, medical research and background knowledge of the Company as its co-founder and current chief executive officer as well his prior role as chief scientific officer.
For the avoidance of doubt, if each of this Proposal 5, Proposal 7a and Proposal 7b is adopted and the Deed of Amendment I and the Deed of Amendment II have been executed, Dr. Srinivas Rao shall continue to serve as an executive director of the Company with effect from the execution of the Deed of Amendment II for the remainder of his term or his earlier death, resignation or removal.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the appointment of Dr. Srinivas Rao as managing director of the Company.

PROPOSAL 6
APPOINTMENT OF ANNE JOHNSON AS MANAGING DIRECTOR OF THE COMPANY
The supervisory board has made a binding nomination to appoint Anne Johnson as managing director of the Company to serve in such capacity for a period of three years, expiring at the end of the Company’s annual general meeting to be held in 2028, until her earlier death, resignation or removal, provided that Mrs. Johnson’s appointment shall take no effect if Proposal 7a is adopted and provided, further, that Mrs. Johnson’s appointment shall be contingent upon the execution of the Deed of Amendment II. If Proposal 7a is adopted, then Mrs. Johnson shall not serve as an executive director of the Company in addition to Dr. Rao. Further, Mrs. Johnson does not reside in Germany and, consequently, cannot be appointed as managing director under our articles of association as they currently read. Consequently, if Proposal 7b is not adopted, this Proposal 6, even if adopted, shall not take effect. This Proposal 6, if adopted, shall only take effect if Proposal 7a is not adopted and, in that case, only upon the execution of the Deed of Amendment II. For the avoidance of doubt, Mrs. Johnson shall continue to serve as our Chief Financial Officer, regardless of whether this Proposal 6 is adopted and takes effect.
Anne Johnson, age 56, has served as our Chief Financial Officer since February 2024 and as our Interim Chief Financial Officer since October 2023. From May 2023 to October 2023, Mrs. Johnson served as our Chief Accounting Officer. From January 2021 to May 2023, Mrs. Johnson served as our VP, Global Controller. From December 2018 to December 2020, Mrs. Johnson served as Controller of Aruvant Sciences, Inc., a Roivant company. Mrs. Johnson also served in senior leadership roles at Chimerix, Inc., PPD, and Xanodyne Pharmaceuticals. Mrs. Johnson received her Bachelor of Science in Accounting from the University of North Carolina, Wilmington, and is a Certified Public Accountant and Chartered Global Management Accountant. We believe Mrs. Johnson is qualified to serve on our management board because of her extensive accounting and business experience as well as her background knowledge of the Company as its current chief financial officer as well as her other prior roles.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the appointment of Anne Johnson as managing director of the Company.

PROPOSAL 7
AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION
This agenda item comprises three separate voting items:
a.
Amendments to revise the Company’s governance model to a one-tier board with designation of the Company’s managing directors as executive directors and its supervisory directors as non-executive directors;

b.	Amendments to remove certain limitations relating to the Company’s German tax residency; and
c.	Amendments to remove the supermajority requirement for a resolution to amend the Company’s articles of association.

PROPOSAL 7A
AMENDMENTS TO REVISE THE COMPANY’S GOVERNANCE MODEL TO A ONE-TIER BOARD WITH DESIGNATION OF THE COMPANY’S MANAGING DIRECTORS AS EXECUTIVE DIRECTORS AND ITS SUPERVISORY DIRECTORS AS NON-EXECUTIVE DIRECTORS
The Company's management board and supervisory board propose a change of the Company's governance structure from a two-tier model (with a management board acting under the supervision of a separate supervisory board) to a one-tier board model (with a unitary board of directors consisting of one or more executive directors and one or more non-executive directors). A one-tier board model is considered to be more consistent with market practice globally and specifically in the United States. As the Company continues to expand its operational and overall business presence internationally, including in the United States, we believe that changing our governance to a one-tier board model would serve the Company's best interests. A one-tier board model would allow us to integrate the knowledge, experience and wide range of backgrounds, education and expertise among our managing directors and supervisory directors into one corporate body. We believe that this structure will help improve the quality of our internal processes and decision-making and eliminate certain administrative and other inefficiencies associated with the Company’s existing two-tier model. In the proposed one-tier board model, the board of directors as a collective (i.e., the executive directors and the non-executive directors) would be charged with oversight of the Company's affairs (including the Company's strategy and financial policy).
In conjunction with the proposed governance change discussed above, we are proposing certain other largely administrative and textual changes to our articles of association to conform these more closely to market practice for Dutch companies that are only listed in the United States. It is proposed that the Company’s articles of association be amended in accordance with the deed of amendment in the form attached to this proxy statement as Annex A-1 (English translation attached as Annex A-2) (the “Deed of Amendment I”).
If this Proposal 7a is adopted, Srinivas Rao (subject to his appointment pursuant to Proposal 5 and the execution of the Deed of Amendment II) will be designated and, to the extent legally required, appointed as executive director of the Company (and if the Deed of Amendment II cannot be executed because Proposal 7b is not adopted, then Dr. Rao will continue to serve as an interim executive director of the Company) and each of Christian Angermayer, Sabrina Martucci Johnson, Amir Kalali, M.D., Andrea Heslin Smiley, Scott Braunstein, M.D., Laurent Fischer, M.D. and, subject to the adoption of Proposal 4, John Hoffman will be designated and, to the extent legally required, appointed as non-executive directors of the Company, in each case with effect from the execution of the Deed of Amendment I (but without altering their respective terms of office approved by the Company’s general meeting). In addition, any authorization granted to the management board to issue shares, grant rights to subscribe for shares and to cause the Company to acquire shares in its own capital (including, if approved, pursuant to Proposals 9 and 11) shall be deemed granted to the Company’s board of directors upon the execution of the Deed of Amendment I.
If this Proposal 7a is approved, each lawyer, candidate civil law notary and civil law notary of NautaDutilh N.V. shall be authorized to execute the Deed of Amendment I.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the amendments to revise the Company’s governance model to a one-tier board with designation of the Company’s managing directors as executive directors and its supervisory directors as non-executive directors.

PROPOSAL 7B
AMENDMENTS TO REMOVE CERTAIN LIMITATIONS RELATING TO THE COMPANY’S GERMAN TAX RESIDENCY
The Company’s articles of association currently provide that (i) it holds an office in Germany, (ii) only managing directors who reside in Germany can be appointed as Chief Executive Officer of the Company (“CEO”), (iii) half of the Company’s managing directors (including the CEO) must reside in Germany and (iv) meetings of the management board must generally be held in Germany (the “German Tax Residency Requirements”). These requirements reflect the Company’s status as a German tax resident.
The Company incurs significant costs in order to maintain its place of effective management in Germany in order to continue to qualify as a tax resident of Germany on the basis of German domestic law. For example, the Company’s managing directors and supervisory directors are required to travel to Germany frequently, which is a significantly inefficient use of the time and efforts of the persons involved. For that reason the Company proposes to eliminate the German Tax Residency Requirements included in articles 2.2, 14.3, 14.5 and 15.4 of the Company’s articles of association through the execution of a deed of amendment to the Company’s articles of association in the form attached to this proxy statement as Annex B-1 (English translation attached as Annex B-2) (the “Deed of Amendment II”).
Any changes in the Company’s organizational and corporate structure may have material tax consequences for the Company and its shareholders. We are subject to tax rules in the jurisdictions in which we qualify as a tax resident. We may in the future make other changes to our governance model, our organizational structure and/or our corporate structure, including changes that may cause a re-domiciliation of our company from the Netherlands to another jurisdiction and/or changes that may cause our place of “effective management” to no longer be in Germany. As a consequence, our overall effective income tax rate and income tax expense could materially increase, which could have a material adverse effect on our business, results of operations, financial condition and prospects, which could cause our share price and trading volume to decline, and dividends distributed by us, and interest or royalty payments made by us, if any, may become subject to withholding taxes in more than one jurisdiction.
If this Proposal 7b is approved, each lawyer, candidate civil law notary and civil law notary of NautaDutilh N.V. shall be authorized to execute the Deed of Amendment II.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the amendments to remove certain limitations relating to the Company’s German tax residency.

PROPOSAL 7C
AMENDMENTS TO REMOVE THE SUPERMAJORITY REQUIREMENT FOR A RESOLUTION TO AMEND THE COMPANY’S ARTICLES OF ASSOCIATION
The Company’s articles of association currently provide that a resolution to amend our articles of association requires a majority of at least a two-thirds of the votes cast, with such majority of the votes cast in favor of the proposal representing more than half of the Company’s issued share capital. Such a supermajority requirement is uncommon for a publicly traded Dutch company and limits the flexibility we have to make changes to our articles of association. For that reason the Company proposes to eliminate this supermajority requirement, which is included in article 34.1 of the Company’s articles of association, through the execution of a deed of amendment to the Company’s articles of association in the form attached to this proxy statement as Annex C-1 (English translation attached as Annex C-2) (the “Deed of Amendment III”).
If this Proposal 7c is approved, each lawyer, candidate civil law notary and civil law notary of NautaDutilh N.V. shall be authorized to execute the Deed of Amendment III.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the amendments to remove the supermajority requirement for a resolution to amend the Company’s articles of association.

PROPOSAL 8
CONTINGENT ADOPTION OF THE COMPANY’S COMPENSATION POLICY SUITABLE FOR A UNITARY BOARD OF DIRECTORS
In connection with the proposed governance change set forth in Proposal 7a, the Company’s compensation policy needs to be revised to be suitable for a unitary board of directors. For that reason, it is proposed, subject to the execution of the Deed of Amendment I, to adopt the revised compensation policy for the Company’s board of directors attached to this proxy statement as Annex D. Although the proposed compensation policy for the Company’s board of directors is not expected to lead to a meaningful alteration of our existing compensation practices, we are proposing to eliminate the limitation of the annual cash bonus that may be granted to an individual executive director (which is currently set at 100% of the annual gross base salary, unless a deviation would be in line with applicable governance rules or the applicable employment or service agreement with the person concerned). We do not believe the removal of this limitation constitutes a material change, as the existing compensation policy already allows us to deviate from that limitation through a contractual arrangement with our managing directors.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the contingent adoption of the Company’s compensation policy suitable for a unitary board of directors.

PROPOSAL 9
EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO ISSUE SHARES AND GRANT RIGHTS TO SUBSCRIBE FOR SHARES
The management board has been authorized, for a period of five years following May 17, 2024, to resolve to issue common shares and/or grant rights to subscribe for common shares, in each case up to our authorized share capital included in our articles of association from time to time. It is proposed that this authorization be extended to expire five years following May 15, 2025, the date of this Annual General Meeting. If this Proposal 9 is approved, the proposed authorization shall replace the currently existing authorization.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of our management board to issue shares and grant rights to subscribe for shares.

PROPOSAL 10
EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO LIMIT AND EXCLUDE PRE-EMPTION RIGHTS
The management board has been authorized, for a period of five years following May 17, 2024, to limit and/or exclude pre-emption rights in relation to an issuance of, or a granting of rights to subscribe for, common shares resolved upon by the management board. It is proposed that this authorization be extended to expire five years following May 15, 2025, the date of this Annual General Meeting. If this Proposal 10 is approved, the proposed authorization shall replace the currently existing authorization.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of our management board to limit and exclude pre-emption rights.

PROPOSAL 11
EXTENSION OF THE AUTHORIZATION OF OUR MANAGEMENT BOARD TO ACQUIRE SHARES (OR DEPOSITARY RECEIPTS FOR SUCH SHARES) IN OUR CAPITAL
The management board has been authorized, for a period of 18 months following May 17, 2024, to resolve for the Company to acquire fully paid-up common shares in our capital (and depositary receipts for such common shares), by any means, for a price which does not exceed 110% of the average market price of our ordinary shares on the Nasdaq Stock Market (such average market price being the average of the closing prices on each of the five consecutive trading days preceding the date the acquisition is agreed upon by the Company), up to 20% of our issued share capital. It is proposed that this authorization be renewed for a period of, and effectively extended until, 18 months following May 15, 2025, the date of this Annual General Meeting for up to 20% of our issued share capital (to be determined as at the close of business on the date of this Annual General Meeting). If this Proposal 11 is approved, the proposed authorization shall replace the currently existing authorization.
Recommendation of the Supervisory Board
The supervisory board unanimously recommends a vote FOR the extension of the authorization of our management board to acquire shares (or depositary receipts for such shares) in our capital.

REPORT OF THE AUDIT COMMITTEE OF THE SUPERVISORY BOARD
The audit committee has reviewed our U.S. GAAP audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and our independent registered public accounting firm. The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Our independent registered public accounting firm also provided the audit committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and us, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from us. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to us is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the supervisory board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Sabrina Martucci Johnson (Chair)
Scott Braunstein, M.D.
Amir Kalali, M.D.
Andrea Heslin Smiley

The information contained in this Report of the Audit Committee of the supervisory board shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes fees billed to us for the fiscal years ended December 31, 2024 and 2023, by Deloitte & Touche LLP and Deloitte Accountants B.V., our independent registered public accounting firm (in thousands):

Fee Category	2024	2023
Audit Fees	$2,798	$3,283
All Other Fees	5	5
Total Fees	$2,803	$3,288

Audit Fees
Audit fees consist of fees associated with the audit of our annual consolidated financial statements, statutory audits, reviews of our quarterly consolidated financial statements, issuances of consents and comfort letters, and assistance with review of documents filed with the SEC, and are all services that are normally provided by the accounting firm in connection with our statutory and regulatory filings or engagements.
All Other Fees
All other fees consist of an annual license fee for access to an accounting research software application.
Audit Committee Pre-Approval Policy and Procedures
The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP and Deloitte Accountants B.V. to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP and Deloitte Accountants B.V. has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The audit committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP and Deloitte Accountants B.V. without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS
We have a two-tier board structure consisting of a management board (bestuur) and a supervisory board (raad van commissarissen).
Management Board
Our management board is generally composed of two members, whom we refer to as our managing directors (and who are also our executive officers). As of the date of this filing, our management board is composed of one interim member. As set forth in Proposals 5 and 6, the supervisory board has made binding nominations to appoint Dr. Srinivas Rao, who has served as our Chief Executive Officer as of January 1, 2025 and as our co-Chief Executive Officer effective as of June 1, 2024, and Mrs. Anne Johnson as managing directors.
Each of our managing directors will hold office until his or her earlier death, resignation or removal. Our managing directors do not have a retirement age requirement under our articles of association.
Our managing directors are responsible for our management and representation.
The following table lists our current interim managing director who is standing for election at the Annual General Meeting and our additional managing director nominee – both of whom we also consider to be executive officers – as well as their respective ages and positions.

Name	Age	Position
Srinivas Rao	56	Co-Founder, Chief Executive Officer, Interim Managing Director and Managing Director Nominee
Anne Johnson	56	Chief Financial Officer and Managing Director Nominee

The following is a brief summary of the prior business experience and principal business activities performed outside of atai by our interim managing director and managing director nominee. The current business addresses for the interim managing director and managing director nominee is Wallstraße 16, 10179 Berlin, Germany.
For the avoidance of doubt, as set forth in Proposal 5, if the Proposals 5, 7a and 7b are adopted and the Deed of Amendment I and the Deed of Amendment II have been executed, Dr. Rao shall continue to serve as an executive director of the Company with effect from the execution of the Deed of Amendment II until he resigns, is removed or otherwise ceases to hold office as an executive director. Furthermore, as set forth in Proposal 6, if Proposal 7a is adopted, then Mrs. Johnson shall not serve as an executive director of the Company.
Our Current Interim Managing Director and Managing Director Nominee for Election at the Annual General Meeting (see Proposals 5 and 6)
See biographies for each of Dr. Srinivas Rao and Mrs. Anne Johnson on pages 17 and 18, respectively of this proxy statement.
Other Executive Officers
The following table lists our current additional executive officers, as well as their age and position:

Name	Age	Position
Kevin Craig, M.D.	52	Chief Medical Officer
Anne Johnson	56	Chief Financial Officer
Sahil Kirpekar, M.D.(1)	40	Chief Business Officer
Gerd Kochendoerfer, Ph.D.	57	Chief Operating Officer
Glenn Short, Ph.D.	55	Chief Scientific Officer

(1)	Dr. Kirpekar ceased serving as our Chief Business Officer and terminated employment with us effective April 2, 2025.

The following is a brief summary of the prior business experience and principal business activities of our other executive officers. Unless otherwise indicated, the current business addresses for our other executive officers is Wallstraße 16, 10179 Berlin, Germany.
Kevin Craig, M.D., has served as our Chief Medical Officer since January 1, 2025 and as our Senior Vice President of Clinical Development since July 2023. Dr. Craig leads the entirety of our clinical-stage research & development effort, clinical development, patient safety, clinical operations, regulatory affairs, biostatistics and all other clinical functions. Dr. Craig has been a member of our leadership team since 2021, and he has over 20 years of clinical experience, with 13 years in the industry and a decade in clinical and academic settings. Prior to joining the Company, he was Head of Early Clinical Development at Jazz Pharmaceuticals (formally GW Pharmaceuticals) where he was responsible for the design and execution of rapid decision-making clinical trials across the early neuroscience pipeline. Before joining the industry, Dr. Craig held a faculty appointment at the Behavioral and Clinical Neuroscience Institute at the University of Cambridge and has published widely on cognition and brain imaging in mental health. He received his medical degree from the University of the Witwatersrand, South Africa, and his MPhil from the University of Cambridge. He was trained in Psychiatry in Cambridge, UK and is a UK board-certified psychiatrist.
Sahil Kirpekar, M.D., has served as our Chief Business Officer since November 2022. Prior to joining us, Dr. Kirpekar worked at Otsuka Pharmaceutical Co., Ltd. (“Otsuka”) from April 2014 to November 2022, most recently as the Head of Business Development prior to joining us. Prior to Otsuka, Dr. Kirpekar served as a strategy consultant at Double Helix Consulting / McCann Health Consultant where he built the Emerging Markets Practice and executed on commercial and market access strategies for biopharmaceutical companies globally. He also served as a market analyst for the World Health Organization and has co-founded a company building a drug delivery device focused on adherence. Dr. Kirpekar serves on the board of directors of IntelGenx Technologies Corp., a drug delivery company. He is a trained physician and holds an MPhil from the University of Cambridge, where he is an honorary lecturer. Dr. Kirpekar ceased serving as our Chief Business Officer and terminated employment with us effective April 2, 2025
Gerd Kochendoerfer, has served as our Chief Operating Officer since December 2024. Prior to joining us, Dr. Kochendoerfer served as Chief Operating Officer at NFlection Therapeutics from September 2021 through December 2024. He previously served as Senior Vice President and Head of Operations, and a corporate officer, at PellePharm Inc. (“PellePharm”) from May 2017 through September 2021. At PellePharm, he led development and supply operations for a late-stage orphan oncology program. He was pivotal in the progression of the company’s lead product, patidegib topical gel, through various development stages and regulatory milestones. Dr. Kochendoerfer also contributed to strategic partnerships, financing and acquisition discussions. Before PellePharm, Dr. Kochendoerfer progressed through roles with growing responsibilities, and finally held the position of Senior Vice President of Technical Operations at Depomed Inc. (“Depomed”) from February 2008 to May 2017. At Depomed, he led multiple clinical development projects that resulted in the approval of five commercial products. Earlier in his career, Dr. Kochendoerfer held senior roles at FibroGen, Inc. (“FibroGen”), where he was responsible for global project management and FibroGen’s partnership with Astellas Inc., and at Gryphon Therapeutics, Inc., where he pioneered polymer-modified protein therapeutics development. Dr. Kochendoerfer holds a Ph.D. from the University of California, Berkeley and a Diplom degree in Chemistry from Ruprecht-Karls University in Heidelberg, Germany. He is an inventor on multiple patents and the author of over 25 peer reviewed publications.
Glenn Short, Ph.D., has served as our Chief Scientific Officer since January 1, 2025. Dr. Short has served as our Senior Vice President of Early Development since August 2022 and has been a member of our leadership team since 2019. He has over 20 years of industry and research experience and has been involved in numerous programs that leverage cutting-edge biotechnologies to develop new therapies to address unmet medical needs in oncology, immunology, neurological disease, and pain. Dr. Short holds a Ph.D. in Chemistry from the University of Virginia and conducted his postdoctoral training in Molecular Biology at Massachusetts General Hospital/Harvard Medical School in Boston.

CORPORATE GOVERNANCE
General
Our supervisory board has adopted, among other policies, Rules of the Supervisory Board, an Insider Trading Compliance Policy, a Code of Conduct and charters for each of our audit, compensation and nominating committees to assist the supervisory board in the exercise of its responsibilities and to serve as a framework for our effective governance. You can access our committee charters and our Rules of the supervisory board in the Corporate Governance section under Governance Documents of the Investors page of our website located at www.atai.com.
Supervisory Board Composition
Our supervisory board currently consists of six members: Christian Angermayer, Scott Braunstein, Laurent Fischer, Sabrina Martucci Johnson, Amir Kalali and Andrea Heslin Smiley and our supervisory board has made a binding nomination to appoint John Hoffman as a supervisory director. Each supervisory board member is appointed for a term set by our general meeting. Our articles of association provide that the number of supervisory directors may only be determined by our supervisory board. Our supervisory directors are appointed on the basis of a binding nomination prepared by our supervisory board. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our supervisory board shall be allowed to make a new binding nomination. Our supervisory directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a supervisory director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the supervisory board, in which latter case a simple majority of votes cast will suffice to pass the resolution.
For the avoidance of doubt, if the resolution proposed under Proposal 7a is adopted and the Deed of Amendment I is executed, the abovementioned supervisory directors and, if Proposal 4 is adopted, John Hoffman, shall continue to serve as non-executive directors of the Company with effect from the execution of the Deed of Amendment I until they resign, are removed or otherwise cease to hold office as a non-executive director.
Supervisory Director Independence
All of our supervisory directors, other than Christian Angermayer, qualify as “independent” in accordance with Nasdaq Stock Market (“Nasdaq”) listing rules (the “Nasdaq rules”). The Nasdaq independence definition includes a series of objective tests, including that the supervisory director is not, and has not been for at least three years, one of our employees and that neither the supervisory director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our supervisory board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our supervisory board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a supervisory director. In making these determinations, our supervisory board reviewed and discussed information provided by the supervisory directors and us with regard to each supervisory director’s business and personal activities and relationships as they may relate to us and our management. Mr. Angermayer is not considered independent due to his relationship with Apeiron Investment Group Ltd., one of our principal shareholders, and the Consultancy Agreement between Mr. Angermayer and the Company.
Supervisory Director Candidates
The nominating committee is responsible for drawing up selection criteria and appointment procedures for the supervisory directors. In searching for qualified supervisory director candidates for appointment to the supervisory board and filling vacancies on the supervisory board, the nominating committee may solicit current supervisory directors and our executives for the names of potentially qualified candidates or ask supervisory directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nominating committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider supervisory director candidates recommended by our shareholders. Once potential candidates are identified, the nominating committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the nominating committee for candidates for appointment as a supervisory director. John Hoffman, a nominee for appointment to our supervisory board, was recommended to the nominating committee as a candidate to serve on our supervisory board by Mr. Angermayer, our founder and Chairman of the supervisory board, who has previously worked with Mr. Hoffman in other professional settings.
In evaluating the suitability of individual candidates (both new candidates and current supervisory board members), the nominating committee, in recommending candidates for appointment, and the supervisory board, in approving (and, in the case of vacancies, appointing), may take into account many factors, in compliance with applicable laws, regulations or other legal requirements, including: strong ethics and values and the ability to make mature business judgments; a high level of personal and professional integrity; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience in finance and accounting and/or executive compensation practices; experience relevant to our industry; experience as a board member of another publicly held company; relevant academic expertise in our industry; range of expertise and experience in substantive matters pertaining to our business relative to other board members; the strength of the candidate’s leadership skills; whether the candidate contributes to the mix of experience, background, qualifications, skills, and specialized experience of the board; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The supervisory board evaluates each individual in the context of the supervisory board, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its broad experience in these various areas. In determining whether to recommend a supervisory director for re-appointment, the nominating committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the supervisory board.
Shareholders may recommend individuals to our nominating committee for consideration as potential supervisory director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nominating committee, c/o Corporate Secretary at corpsec@atai.com. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Shareholders
The supervisory board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our General Counsel and Corporate Secretary is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the supervisory directors as he considers appropriate.
Communications deemed to comply with our policy regarding shareholder communications with the supervisory board are forwarded to our supervisory directors on a periodic basis, as appropriate, generally in advance of each regularly scheduled meeting of the supervisory board. Shareholders who wish to send communications on any topic to the supervisory board, the management board, the chairman of the supervisory board, any chairman of a committee of the supervisory board, or the lead independent supervisory director should address such communications to the intended recipient by name or position in case of: Corporate Secretary at corpsec@atai.com.
Supervisory Board Leadership Structure and Role in Risk Oversight
Our supervisory board is comprised of individuals with extensive experience in the life sciences industry. Our management board and key employees are charged primarily with our day-to-day business and operations and the implementation of our strategy. Our supervisory directors are charged primarily with the supervision of the performance of the duties of our supervisory board.
Under the Rules of the Supervisory Board, if the chairperson of the supervisory board does not qualify as independent, the independent directors may elect a lead independent supervisory director, who we refer to as our lead director. The lead director’s responsibilities include presiding over all meetings of the supervisory board at which the chairperson is not present, including any executive sessions of the independent directors; approving supervisory board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairperson of the supervisory board. At such times as the chairperson of the supervisory board is an independent director, the chairperson will serve as lead director.
Our supervisory board believes that our current leadership structure, coupled with a commitment to board independence, provides effective independent oversight of management. Our supervisory board has concluded that our current leadership structure is appropriate at this time. However, our supervisory board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our supervisory board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the supervisory board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our supervisory board does not have a standing risk management committee, but rather administers this oversight function directly through the supervisory board as a whole, as well as through various standing committees of the supervisory board that address risks inherent in their respective areas of oversight. In particular, our supervisory board is responsible for monitoring and assessing strategic risk exposure and our audit committee is charged with overseeing the responsibilities of our supervisory board with respect to the application of information and communication technology by us, including risks relating to cybersecurity. The audit committee also periodically reviews our policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our supervisory board, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our nominating committee manages the risk associated with the independence of the supervisory board and potential conflicts of interest. Our compensation committee oversees the management of risk relating to our executive compensation plans and arrangements. The supervisory board does not believe that its role in the oversight of our risks adversely affects the board’s leadership.
Annual Board Evaluation
Under the Rules of the Supervisory Board, an annual assessment of the supervisory board and its committees is required and the nominating committee charter requires the nominating committee to oversee such annual assessment.
Code of Conduct
We have adopted a written Code of Conduct that applies to our managing directors, supervisory directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the Code Conduct on our website, www.atai.com. Our management board is responsible for administering the Code of Conduct. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Conduct. Our audit committee did not grant any waivers in 2024.
Clawback Policy
We have adopted a Recovery of Erroneously Awarded Compensation Policy, effective as of October 2, 2023, as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of the Nasdaq Stock Exchange. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that we are required to prepare an accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

Policies and Practices Relating to the Grant of Stock Options.
We do not grant option awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the compensation committee before granting an option award, the compensation committee will consider such information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
Although we do not have a formal policy with respect to the timing of our option award grants, the compensation committee has historically granted such awards on a predetermined annual schedule.
In fiscal year 2024, we did not grant stock options to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Insider Trading Compliance Policy
Our supervisory board has adopted an Insider Trading Compliance Policy that governs the purchase, sale and other dispositions of our securities by directors, officers and employees. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 17, 2025.
The Insider Trading Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or that may cause an officer, director or employee to no longer have the same objectives as our other shareholders.
Attendance by Members of the Supervisory Board at Meetings
There were six meetings of the supervisory board during fiscal year 2024. During fiscal year 2024, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the supervisory board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting.

COMMITTEES OF THE SUPERVISORY BOARD
Our supervisory board has established audit, compensation, nominating and science & technology committees - each of which operates under a written charter that has been approved by our supervisory board and that is available in the Investors section of our website at www.atai.lfe. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our supervisory board has affirmatively determined that Sabrina Martucci Johnson, Amir Kalali, Scott Braunstein and Andrea Heslin Smiley meet the independence requirements of Rule 10A-3 under the Exchange Act and Nasdaq rules for purposes of serving on the audit committee. All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nominating committee are independent under the Nasdaq rules.
The members and chairpersons of our audit, compensation, nominating and science & technology committees are set forth in the following table. Christian Angermayer does not serve on any committees of the supervisory board. Our supervisory board shall determine on which, if any, committees of our supervisory board Mr. Hoffman shall serve, if elected.

Name	Audit	Compensation	Nominating	Science and Technology
Scott Braunstein	Member	—	—	Chair
Laurent Fischer	—	Member	—	Member
Sabrina Martucci Johnson	Chair	—	Chair	—
Amir Kalali, M.D.	Member	—	Member	Member
Andrea Heslin Smiley	Member	Chair	Member	—

Audit Committee
Our audit committee’s duties and responsibilities include:
•
the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting) and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for us, and the independent auditor and each such other registered public accounting firm must report directly to the committee. The audit committee (or any member to whom pre-approval authority has been delegated) must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the committee or if such service falls within available exceptions under SEC rules;

•
to review, discuss with our independent auditor and approve the functions of our internal auditor, including its purpose, authority, organization, responsibilities, budget and staffing; and review the scope and performance of the internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports;

•
to ensure that the independent auditor prepares and delivers, at least annually, a written statement delineating all relationships between the independent auditor and us, must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the committee, may impact the objectivity and independence of the independent auditor, and, if the committee determines that further inquiry is advisable, must take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence;

•
to review and discuss the quarterly and annual audited financial statements with management and the independent auditor, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to provide us with the report of the committee with respect to the audited financial statements for inclusion in our annual proxy statements;
•	to discuss our earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•
to discuss our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and oversee management of our enterprise risk, including financial and cybersecurity risks;

•
to review, with our General Counsel and outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of us and our subsidiaries, that could have a significant impact on our financial statements;

•
to establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
to review all related person transactions as defined by Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved by the committee. The committee shall review and discuss with the independent auditor any matters required to be discussed by applicable auditing standards, including with respect to related party transactions;

•	to report regularly to the supervisory board regarding the activities, deliberations and findings of the committee, including as required under applicable Dutch laws and regulations;
•	to at least annually perform an evaluation of the performance of the committee;
•	to annually review and reassess the committee’s charter and submit any recommended changes to the supervisory board for its consideration; and
•
to, at least annually, consider and discuss with management and the independent auditor our Code of Conduct and the procedures in place to enforce the Code of Conduct. The committee must also consider and discuss and, as appropriate, grant requested waivers from the Code of Conduct brought to the attention of the committee, though the committee may defer any decision with respect to any waiver to the supervisory board.

The members of the audit committee are Ms. Sabrina Martucci Johnson (who serves as chair of the audit committee), Mr. Braunstein, Dr. Kalali and Ms. Smiley. The members of our audit committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our supervisory board has determined that each of Ms. Sabrina Martucci Johnson and Mr. Braunstein is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met seven times during 2024.
Compensation Committee
Our compensation committee is responsible for assisting the supervisory board in the discharge of its responsibilities relating to the compensation of our senior management, including our management board and key employees. In fulfilling its purpose, our compensation committee has the following principal duties:
•
to review and recommend for approval by the supervisory board the compensation of our chief executive officer and other executive officers, including members of the management board, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits; and other forms of executive officer compensation. The committee shall meet without the presence of executive officers when approving or deliberating on chief executive officer compensation but may, in its discretion, invite the chief executive officer to be present during the approval of, or deliberations with respect to, other executive officer compensation;

•	to periodically review and make recommendations to the supervisory board regarding managing director and supervisory director compensation;
•	prepare the annual Compensation Committee Report, to the extent required under applicable rules and regulations of the SEC;

•	report regularly to the supervisory board regarding the activities of the committee;
•	review and approve or make recommendations to the supervisory board regarding our incentive compensation and equity-based plans and arrangements;
•	review and make recommendations to the supervisory board regarding employment agreements and severance arrangements or plans for the chief executive officer and the other executive officers;
•	review regulatory compliance with respect to compensation matters, including ensuring that reasonable efforts are made to structure compensation programs to preserve tax deductibility;
•
to the extent that we are required to include a “Compensation Discussion and Analysis” (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, the committee will review and discuss with management the CD&A and will consider whether it will recommend to the supervisory board that the CD&A be included in the appropriate filing;

•	periodically perform an evaluation of its performance; and
•	annually review and reassess the committee’s charter and submit any recommended changes to the supervisory directors for consideration.
The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the supervisory board, to pay the compensation of such consultant, counsel or advisor as approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2024, the compensation committee engaged Radford, which is part of the Rewards solutions practice at Aon plc (“Radford”). The compensation committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our management board and key employees and to receive input and advice. The compensation committee reviewed legal matters related to the form of compensation of our management board and key employees and the employment contracts associated with these officers. The compensation committee has considered the independence of its advisors and found them to be so according to the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors and (vi) business or personal relationships with our executives.
The members of our compensation committee are Mr. Fischer and Ms. Smiley (who serves as chair of the compensation committee). The compensation committee meets as often as necessary to carry out its responsibilities. The compensation committee met five times during 2024.
Nominating Committee
Our nominating committee’s responsibilities include:
•
to identify individuals qualified to become members of the supervisory board and the management board and ensure that the supervisory board and the management board have the requisite mix of backgrounds and expertise. The committee will also recommend to the supervisory board the nominees for election to the supervisory board and the management board at the next annual general meeting of shareholders;

•	to annually review the supervisory board committee structure and recommend to the supervisory board for its approval directors to serve as members of each committee of the supervisory board;

•
to develop and recommend to the supervisory board the corporate governance guidelines for the supervisory board. The committee will, from time to time as it deems appropriate, review and reassess the adequacy of such corporate governance guidelines and recommend any proposed changes to the supervisory board for approval. The committee may recommend to the management board amendments to the corporate governance guidelines for the management board. The committee will, from time to time as it deems appropriate, review and reassess the adequacy of such corporate governance guidelines and recommend any proposed changes to the management board, subject to approval by the supervisory board;

•	to oversee the annual self-evaluations of the supervisory board, the management board and management;
•
to make recommendations to the supervisory board regarding governance matters, including, but not limited to, the articles of association, corporate governance guidelines and the charters of the other committees;

•	to report regularly to the supervisory board regarding the activities of the committee;
•	to annually perform an evaluation of its performance; and
•	to annually review and reassess its charter and submit any recommended changes to the supervisory board for its consideration.
The members of our nominating committee are Ms. Smiley, Dr. Kalali and Ms. Sabrina Martucci Johnson (who serves as chair of the nominating committee). The nominating committee meets as often as necessary to carry out its responsibilities. The members of the nominating committee met four times during 2024.
Science and Technology Committee
Our science and technology committee’s duties and responsibilities include:
•	reviewing, evaluating and advising the supervisory board and management regarding our progress in achieving its near-term and long term strategic research and development goals and objectives;
•	reviewing, evaluating and advising the supervisory board regarding the quality, direction and competitiveness of our research and development programs;
•	identifying, monitoring and discussing new and emerging trends in the pharmaceutical science, technology and regulation;
•
making recommendations to the supervisory board or another committee of the supervisory board on our internal and external investments in science and technology (however, any investments in research and development are subject to the review and oversight of the supervisory board or another committee of the supervisory board including, but not limited to, our strategic initiatives subcommittee); and

•	monitoring progress of our pipeline.
The science and technology committee meets as often as necessary to carry out its responsibilities. The members of the science and technology committee are Mr. Scott Braunstein (who serves as chair of the science and technology committee), Mr. Laurent Fischer and Dr. Amir Kalali. The science and technology committee met two times during 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information relating to the beneficial ownership of our common shares as of April 2, 2025 by:
•	each person, or group of affiliated persons, known by us to own beneficially 5% or more of our common shares;
•	each managing director, named executive officer, supervisory director and supervisory director nominee, individually; and
•	all managing directors, executive officers and supervisory directors as a group.
The number of common shares beneficially owned by each shareholder is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any common shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 199,778,979 common shares outstanding as of April 2, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of April 2, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all common shares held by that person.
Unless otherwise indicated below, the address for each beneficial owner is atai Life Sciences N.V., Wallstraße 16, 10179 Berlin, Germany.

	Number of common shares beneficially owned
Name of beneficial owner	Number	Percent
5% or greater shareholders:
Apeiron Investment Group Ltd.(1)	46,521,717	23.3%
Galaxy Group Investments LLC(2)	10,796,736	5.4%
Named Executive Officers, Supervisory Directors and Supervisory Director Nominees:
Florian Brand(3)	11,879,441	5.8%
Srinivas Rao, M.D., Ph.D.(4)	4,351,344	2.1%
Anne Johnson(5)	1,261,620	*
Sahil Kirpekar, M.D.(6)	928,132	*
Christian Angermayer(1)(7)	47,651,382	23.7%
Amir Kalali, M.D.(8)	260,666	*
Andrea Heslin Smiley(9)	260,666	*
Sabrina Martucci Johnson(10)	256,000	*
Scott Braunstein, M.D.	—	*
Laurent Fischer, M.D.	—	*
John Hoffman	—	*
All managing directors, executive officers and supervisory directors as a group (11 persons)(11)	55,875,514	26.8%

*	Indicates ownership of less than 1%.
(1)
Based solely on (i) the Schedule 13D jointly filed with the SEC on February 24, 2025 by Apeiron Investment Group Ltd. (“Apeiron”), Apeiron Presight Capital Fund II, L.P. (“Presight II”), Presight Capital Management I, L.L.C. (“Presight Management”), Fabien Hansen and Christian Angermayer and (ii) the Form 4 jointly filed with the SEC on March 24, 2025 by Apeiron and Christian Angermayer. As of March 24, 2025, Apeiron and Mr. Angermayer reported shared voting and dispositive power over 46,521,717 common shares, and Presight II and Fabian Hansen reported shared voting and dispositive power over 1,799,302 common shares. Presight II is the record holder of 1,799,302 common shares. Apeiron and Mr. Hansen are the managing members of Presight Management, which is the general partner of Presight II. As a result, each of Apeiron, Mr. Hansen and Presight Management may be deemed to share beneficial ownership of the securities held by Presight II. Apeiron is the record holder of 42,369,415 common shares and may be deemed to own an additional 2,353,000 common shares underlying convertible notes. Mr. Angermayer is the majority shareholder of Apeiron and may be deemed to share beneficial ownership of the securities beneficially owned by Apeiron. Apeiron has pledged 40,569,415 of our common shares beneficially owned by Apeiron to secure obligations under certain loan agreements. The principal business address for Apeiron, and Mr. Angermayer is 66 & 67, Amery Street, SLM1707, Sliema, Malta. The principal business address for Presight II, Presight Management and Mr. Hansen is 440 N Barranca Ave #3391 Covina, California 91723.
(2)
Based solely on Schedule 13G jointly filed with the SEC on March 1, 2022 by Galaxy Group Funding (ECI) (U) LLC (“GCF”), Galaxy Group Investments LLC (“GGI”) and Michael E. Novogratz (together with GGF and GGI, the “Galaxy Reporting Persons”). As of December 31, 2021, the Galaxy Reporting Persons reported that GGF, GGI and Mr. Novogratz had shared voting and dispositive power over 10,796,736 common shares. GGF is the record holder of 10,796,736 common shares. GGI is the manager of GGF and Mr. Novogratz is the manager of GGI. As a result, GGI and Mr. Novogratz may be deemed to share beneficial ownership of the common shares held of record by GGF. The address for the Galaxy Reporting Persons is 107 Grand Street, 7th Floor, New York, NY 10013.

(3)
Consists of 2,333 shares owned by Mr. Brand’s spouse, 380,000 shares owned by Mr. Brand, 6,590,708 options held by Mr. Brand that are currently exercisable or will be exercisable within 60 days of April 2, 2025, and 4,906,400 shares indirectly held by the HSOP GbR for the benefit of Mr. Brand under the Company’s Hurdle Share Option Program.

(4)
Consists of 3,500 shares owned by Dr. Rao’s spouse, 212,942 shares owned by Dr. Rao, and 4,134,902 options held by Dr. Rao that are currently exercisable or will be exercisable within 60 days of April 2, 2025.

(5)	Consists of 140,045 shares owned by Mrs. Johnson and 1,121,575 options held by Mrs. Johnson that are currently exercisable or will be exercisable within 60 days of April 2, 2025.
(6)	Consists of 115,636 shares owned by Dr. Kirpekar and 812,496 options held by Dr. Kirpekar that are currently exercisable or will be exercisable within 60 days of April 2, 2025.
(7)
In addition to the beneficial ownership described in footnote (1), also includes 1,129,665 options held by Mr. Angermayer that are currently exercisable or will be exercisable within 60 days of April 2, 2025.

(8)	Consists of 4,666 shares owned by Dr. Kalali and 256,000 options held by Dr. Kalali that are currently exercisable or will be exercisable within 60 days of April 2, 2025.
(9)	Includes 4,666 shares owned by Ms. Smiley and 256,000 options held by Ms. Smiley that are currently exercisable or will be exercisable within 60 days of April 2, 2025.
(10)	Consists of 256,000 options held by Mrs. Johnson that are currently exercisable or will be exercisable within 60 days of April 2, 2025.
(11)
Represents in the aggregate (a) 46,938,306 shares held directly and (b) 8,937,208 shares underlying options to purchase common shares that are currently exercisable or will be exercisable within 60 days of April 2, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than our compensation arrangements with directors and executive officers described elsewhere in this proxy statement, the following includes a summary of transactions since January 1, 2023 and currently proposed transactions, to which we were a participant or will be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at fiscal year end for our last two fiscal years, and (2) any of our managing directors, executive officers, supervisory directors, supervisory director nominees or beneficial owners of more than 5% of our common shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Securities Purchase Agreement
On February 12, 2025, we entered into an underwriting agreement (the “Underwriting Agreement”) with Berenberg Capital Markets (the “Underwriter”) in connection with the issuance and sale by us in a public offering (the “Offering”) of 26,190,477 of our common shares at a public offering price of $2.10 per share, less underwriting discounts and commissions. The common shares were offered pursuant to a registration statement on Form S-3 (File No. 333-265970), which was declared effective by the SEC on July 11, 2022, as well as a prospectus supplement thereto. Under the terms of the Underwriting Agreement, we also granted the Underwriter an option exercisable for 30 days to purchase up to an additional 3,928,571 common shares from us at the public offering price, less underwriting discounts and commissions. Pursuant to the terms of the Underwriting Agreement, the Underwriter exercised the option to purchase an additional 3,928,571 common shares. The net proceeds from the Offering were approximately $59.2 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.
In connection with the Offering, Apeiron Investment Group Ltd. purchased 10,835,718 common shares for an aggregate purchase price of $26,535,008. Apeiron Investment Group Ltd. is the family office of our chairman, Mr. Angermayer.
2018 Convertible Notes
Between November 2018 and October 2020, we issued 1.0 million convertible notes at a purchase price of €1.00 per note, with an exercise price of €17.00 per note, for an aggregate subscription price of €1.0 million and additional aggregate proceeds that we would receive upon exercise of €17.0 million. These notes are exchangeable for up to 16.0 million common shares.
The following table summarizes purchases of these notes by related parties:

Name	Shares to be Issued Upon Conversion of Notes	Total Subscription Price
Apeiron Investment Group Limited(1)	2,353,000	€147,000

(1)	As of April 2, 2025, Apeiron held a 23.3% interest in us.
In April 2024, Apeiron and ATAI Life Sciences NV executed an exchange agreement (“2024 Exchange Agreement”) where Apeiron agreed to exchange its 2020 convertible notes issued by ATAI Life Sciences AG (the “Old AG Notes”) into the same principal amount and number of new convertible notes issued by ATAI Life Sciences N.V. (the “New NV Notes”) subject to the same financial terms and conditions for no additional consideration. The New NV Notes are non-interest-bearing, unsecured and are due and payable on September 30, 2025, unless previously redeemed, converted, purchased or cancelled (the “Maturity Date”). Each New NV Note has a face value of €1.00 and is convertible into 16 common shares of ATAI Life Sciences N.V. upon the payment of €17.00 per New NV Note. Conversion rights may be exercised by a noteholder at any time prior to the Maturity Date. The New NV Notes may be declared for early redemption by the noteholders upon occurrence of specified events of default, including failing to deliver shares upon conversion, insolvency and a material adverse change in the Company’s business, operations or financial or other condition. Upon early redemption, the conversion right with respect to the New NV Notes may no longer be exercised. Apeiron is Mr. Angermayer’s family office.

Consulting Agreement with Christian Angermayer
On January 16, 2021, ATAI AG entered into a consulting agreement (the “Original Consultancy Agreement”) with Christian Angermayer, one of our co-founders and chairman of our supervisory board. Pursuant to the Original Consultancy Agreement, Mr. Angermayer agreed to render certain services to us, including advising on the structure and timing of our initial public offering in June 2021 and on business and financing strategies generally. In exchange for the services provided by Mr. Angermayer, and upon the achievement of certain performance targets, he was allocated 624,000 options under our 2020 Plan, each option exercisable for $5.68 into one of our common shares. The Original Consultancy Agreement was set to expire on March 31, 2024. The options granted to Mr. Angermayer were subject to his continued services through the date of the agreement.
On January 7, 2024, the Company entered into a Termination and New Consultancy Agreement (the “2024 Consultancy Agreement”) with Mr. Angermayer. Pursuant to the 2024 Consultancy Agreement, the parties agreed to terminate the Original Consultancy Agreement and enter into a new consultancy agreement between the Company and Mr. Angermayer to extend the term of the Original Consultancy Agreement to January 5, 2028, increase the services to include various business objectives (including related to business and finance, communication and investor relations), and provide for the grant of an option to purchase 1,658,094 shares of the Company that vests over four years in part based on continued service and in part based on the Company’s total shareholder return compared to the four-year total shareholder return of the companies comprising the XBI.
Apeiron is Mr. Angermayer’s family office. As of April 2, 2025, Apeiron held a 23.3% interest in us.
Indemnification Agreements
Our articles of association require us to indemnify our current and former managing directors and supervisory directors to the fullest extent permitted by law, subject to certain exceptions. We have entered into indemnification agreements with all our managing directors and supervisory directors.
Employment Agreements
ATAI Life Sciences US, Inc. has entered into an employment agreement with each of our interim managing director and our managing director nominee, as discussed in more detail within “Executive Compensation — Executive Employment Agreements.”
Related Party Transaction Policy
Our supervisory board adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with our policy. A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Pursuant to the policy, transactions involving (i) compensation to an executive officer, member of the management board or member of the supervisory board, if such compensation is required to be reported in our proxy statement and has been approved by the supervisory board or remuneration committee of the supervisory board, (ii) compensation for services provided to the Company as an executive officer who is not an immediate family member of a related person if the executive officer was a named executive officer in the proxy statement and such remuneration has been approved, or recommended to the supervisory board for approval, by the compensation committee of the supervisory board, and (iii) certain ordinary course of business transactions have been pre-approved by the audit committee. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our general counsel must present information regarding the related person transaction to the audit committee, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all relevant facts and circumstances relating thereto. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances including, but not limited to:
•	whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; and
•	the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions of the Company’s Code of Conduct.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2024 Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were as follows:
•	Srinivas Rao, M.D., Ph.D., Chief Executive Officer;
•	Florian Brand, former Co-Chief Executive Officer*;
•	Anne Johnson, Chief Financial Officer; and
•	Sahil Kirpekar, M.D., former Chief Business Officer*.
*
Mr. Brand ceased serving as our Co-Chief Executive Officer and terminated employment with us effective December 31, 2024. See “Executive Employment Agreements - Separation Agreement with Mr. Brand” for additional information. Dr. Kirpekar ceased serving as our Chief Business Officer and terminated employment with us effective April 2, 2025.

2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years presented.

Name and Principal Position(4)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Srinivas Rao, M.D., Ph.D., Chief Executive Officer	2024	568,333	255,777	—	2,628,100	10,350	3,462,560
	2023	550,000	233,750	413,000	528,000	9,900	1,734,650
Florian Brand, Former Chief Executive Officer	2024	550,000	247,500	599,478	1,973,544	4,943	3,375,465
	2023	550,000	233,750	826,000	1,408,000	9,575	3,027,325
Anne Johnson, Chief Financial Officer	2024	415,000	149,465	—	927,324	10,350	1,502,139
	2023	360,000	124,332	236,000	440,000	9,900	1,170,232
Sahil Kirpekar, M.D., Former Chief Business Officer	2024	455,000	163,818	—	792,161	10,350	1,421,329

(1)
Amounts represent performance-based annual cash bonuses for the named executive officers for fiscal year 2024. For additional information regarding these amounts, refer to “2024 Cash Based Incentive Compensation”.

(2)
Amounts reflect the grant-date fair value of stock options and restricted stock units computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of stock options and restricted stock units granted to our named executive officers in Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Amounts shown in the “Option Awards” column for Dr. Rao, Mr. Brand and Mrs. Johnson also include, $1,477,815, $334,437 and $135,163 respectively, which reflects the incremental fair value, computed as of the modification date in accordance with ASC Topic 718, of stock options that were granted prior to our June 2021 IPO that were subsequently amended in October 2024 to extend the term of such options by five years. The entire amount shown in the “Stock Awards” column and $1,639,107 shown in the “Option Awards” column for Mr. Brand represent the incremental fair value, computed as of the modification date in accordance with ASC Topic 718, of stock options and restricted stock units that were amended in 2024 in connection with Mr. Brand’s termination of employment. See the “Outstanding Equity Awards at Fiscal Year-End” table below for additional information.

(3)
The amount shown for Mr. Brand includes contributions to a German pension scheme and private insurance premiums. The amounts shown for Dr. Rao, Mrs. Johnson and Dr. Kirpekar include matching contributions under our 401(k) plan.

(4)
All amounts, other than those shown in the “Stock Awards” and “Option Awards” columns, for Mr. Brand were paid in Euros and converted to U.S. Dollars using the exchange rate in effect on the applicable payment date.

Narrative to 2024 Summary Compensation Table
General
Our executive compensation program is designed to align executive pay with our performance on both short-term and long-term bases, link executive pay to shareholder value creation, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. Our equity-based awards are subject to vesting over a number of years and, in some instances, the achievement of pre-established performance metrics. Additionally, these awards only provide value to the extent our stock price increases over time. Therefore, “total” compensation as shown in the table above and calculated in accordance with SEC and applicable accounting rules, is not necessarily reflective of the compensation actually realized by our named executive officers for a given year. Please see the remaining sections of this “Narrative to 2024 Summary Compensation Table” for a description of all of the elements that comprise our executive compensation program for 2024.

2024 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Effective March 1, 2024, our management board approved increases to the annual base salaries of our named executive officers as set forth in the following table.

Name	2023 Annual Base Salary	2024 Annual Base Salary
Srinivas Rao, M.D., Ph.D.	$550,000	$572,000
Florian Brand	$550,000	$550,000
Anne Johnson	$360,000	$426,000
Sahil Kirpekar, M.D.	$440,000	$458,000

2024 Cash-Based Incentive Compensation
We provide annual bonuses designed to motivate and reward our executives, including our named executive officers, for achievements relative to certain Company performance metrics for the year. Each named executive officer’s target bonus opportunity is expressed as a percentage of annual base salary. The 2024 annual bonuses for Dr. Rao, Mr. Brand, Mrs. Johnson, and Dr. Kirpekar were targeted at 50%, 50%, 40%, and 40% of their respective base salaries.
In February 2025, in consultation with our management board and upon the recommendation of the compensation committee, the supervisory board determined that the 2024 corporate, clinical and financing goals were achieved at 90%. As such, 2024 bonuses for our named executive officers were generally paid at 90% of their target bonus opportunities. In accordance with Mr. Brand’s separation agreement as described below, he was eligible to receive his 2024 annual bonus based on actual performance for calendar year 2024.
The bonuses awarded to our named executive officers for 2024 performance are set forth above in the 2024 Summary Compensation Table in the column entitled “Bonus”.
Equity Compensation
Our named executive officers have been granted options to purchase our common shares. Options typically vest as to 25% of the shares subject to the option on the first anniversary of the applicable vesting commencement date and as to the remaining 75% of the shares subject to the option in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to accelerated vesting upon a change in control or in the event the named executive officer’s service with the Company is terminated due to his or her death or disability. Certain options granted to our named executive officers have been granted with performance-based vesting conditions.
The following table sets forth the aggregate number of options granted to our named executive officers during 2024.

Named Executive Officer	2024 Options Granted
Srinivas Rao, M.D., Ph.D.	800,000
Florian Brand	—
Anne Johnson	550,000
Sahil Kirpekar, M.D.	550,000

Refer to the “Outstanding Equity Awards at Fiscal Year End” table below for information regarding the vesting schedules of these awards.
Other Elements of Compensation
Retirement Plans
ATAI Life Sciences US, Inc. maintains a 401(k) retirement savings plan for its employees employed in the United States who satisfy certain eligibility requirements. Our named executive officers in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match

100% of employee contributions to the 401(k) plan, up to 3% of eligible compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings to our employees in the United States adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We did not maintain any private pension or retirement plans for our employees employed in Germany or the United Kingdom during 2024.
Employee Benefits and Perquisites
All of our full-time employees in the United States, including our named executive officers, are eligible to participate in our health and welfare plans, including, medical, dental and vision benefits, short-term and long-term disability insurance, and life insurance. During 2024, we reimbursed or directly paid 100% of the premium payments for coverage under these plans for all of our employees.
During 2024, Mr. Brand was entitled to reimbursement for contributions paid by him for private health and long-term care insurance, not to exceed $960 per month, which amounts are reported in the “All Other Compensation” column of the 2024 Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of common shares underlying outstanding equity awards for each named executive officer as of December 31, 2024.

		Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Exercise Price ($)(2)	Option Expiration Date(2)	Number of Securities That Have Not Vested (#)	Market Value of Securities That Have Not Vested ($)(3)
Srinivas Rao, M.D., Ph.D.	4/1/2019	1,307,408	—	—	2.44	8/20/2030	—	—
	4/1/2019	—	—	248,889(5)	2.50	8/20/2030	—	—
	8/21/2020	840,000	—	—	2.44	8/20/2030	—	—
	1/20/2021	517,149(5)	—	226,616(5)	5.68	8/20/2030	—	—
	4/29/2021	650,768	59,184(4)	—	11.71	8/20/2030	—	—
	3/2/2022	625,944	151,456(4)	—	5.65	3/1/2032	—	—
	3/14/2023	262,500	337,500(4)	—	1.18	3/14/2033	—	—
	1/1/2024	—	800,000(4)	—	1.84	3/13/2034	—	—
	3/14/2023	—	—	—	—		175,000(6)	232,750
Florian Brand(7)	6/5/2018	4,240,000	—	—	0.37	12/31/2025	—	—
	1/20/2021	400,688	—	—	5.68	12/31/2025	—	—
	4/29/2021	331,068	—	—	11.71	12/31/2025	—	—
	3/2/2022	823,009	—	—	5.65	12/31/2025	—	—
	3/14/2023	1,200,000	—	—	1.18	12/31/2026	—	—
Anne Johnson	1/20/2021	326,416	—	—	5.68	8/20/2030	—	—
	4/29/2021	105,556	9,596(4)	—	11.71	8/20/2030	—	—
	1/1/2022	145,818	54,182(4)	—	5.54	2/11/2032	—	—
	9/1/2022	40,285	31,335(4)	—	2.86	10/21/2032	—	—
	3/14/2023	218,744	281,256(4)	—	1.18	3/14/2033	—	—
	1/1/2024	—	550,000(4)	—	1.84	3/13/2034	—	—
	3/14/2023	—	—	—	—		100,000(6)	133,000
Sahil Kirpekar, M.D.	11/29/2022	390,625	359,375(4)	—	3.34	12/1/2032	—	—
	3/14/2023	120,311	154,689(4)	—	1.18	3/14/2033	—	—
	1/1/2024	—	550,000(4)	—	1.84	3/13/2034	—	—
	3/14/2023	—	—	—	—		100,000(6)	133,000

(1)
Outstanding options that were granted prior to our June 2021 initial public offering (“IPO”) are subject to accelerated vesting upon a change in control or in the event the named executive officer’s service with us is terminated due to his or her death or disability.

(2)
All options granted prior to our June 2021 IPO were granted with an exercise price denominated in Euros. The exercise prices have been converted to U.S. dollars using the exchange rate in effect as of the date of grant. All options granted after our IPO are denominated in USD. Additionally, the options granted to our named executive officers prior to our June 2021 IPO were amended in October 2024 to extend the term of such options by five years.

(3)	Amounts shown are based on the closing price of our common shares on December 31, 2024, of $1.33 per share.
(4)
The award vests as to 25% of the shares subject to the award on the first anniversary of the vesting commencement date and as to the remaining 75% of the shares subject to the award in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through each applicable vesting date.

(5)
The options may not be exercised prior to the achievement of certain performance metrics, subject to continued employment through such date. The number of shares for which each option is shown as being exercisable and unexercisable represent, respectively, the number of shares for which each option was vested and unvested as of December 31, 2024 pursuant to the service-based vesting schedule. The performance metrics applicable to the options generally related to certain clinical achievements.

(6)
The award vests as to 50% of the shares subject to the award on the first anniversary of the vesting commencement date and as to the remaining 50% of the shares subject to the award on the second anniversary of the vesting commencement date. These awards are restricted stock units which have no strike price.

(7)	See “Executive Employment Agreements – Separation Agreement with Mr. Brand” for information on the treatment of his outstanding options in connection with his termination of service.
Executive Employment Agreements
ATAI Life Sciences US, Inc. (“ATAI US”) has entered into an employment agreement with each of Dr. Rao, Mrs. Johnson and Dr. Kirpekar.

Under the employment agreements in effect during 2024, if ATAI US terminated Dr. Rao, Mrs. Johnson or Dr. Kirpekar without “cause” or the executive resigned for “good reason” (each as defined below), subject to the executive timely executing a release of claims and the executive’s continued compliance with certain covenants, the executive would be entitled to receive (i) base salary continuation for a period of nine months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) reimbursement for continued health coverage pursuant to COBRA for up to nine months following termination.
If ATAI US terminated Dr. Rao, Mrs. Johnson or Dr. Kirpekar without “cause” or the executive resigned for “good reason”, in either case, on or within 12 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to the executive’s timely executing a release of claims and the executive’s continued compliance with certain covenants, the executive would have received (i) a lump-sum payment equal to one times the sum of the executive’s annual base salary and target annual bonus for the year of termination; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) reimbursement for continued health coverage pursuant to COBRA for up to 12 months following termination; and (iv) accelerated vesting of all unvested equity or equity-based awards held by the executive that vest solely based on the passage of time, with any such awards that vest based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement. In addition, the time period that the executives have to exercise any unvested options would be extended until the first to occur of (x) 12 months following termination and (y) the expiration of the remaining term of the applicable option.
For purposes of the employment agreements, “cause” generally means the named executive officer’s (i) commission of, or indictment for, a felony or any misdemeanor involving moral turpitude, deceit or intentional fraud, (ii) gross negligence, willful misconduct or repeated insubordination with respect to ATAI US or any of its affiliates, (iii) use of alcohol or illegal drugs in a manner that impairs the performance of the executive’s obligations under the employment agreement, (iv) misconduct that violates any applicable state or federal law prohibiting workplace harassment or that violates any written policy of ATAI US adopted to prevent workplace harassment or discrimination, (v) conduct which the executive knows or reasonably should have known would cause ATAI US to violate state or federal law, or (vi) repeated failure to substantially perform the executive’s employment duties or material breach of the executive’s material obligations under the employment agreement if such breach is not cured following notice from the board.
For purposes of the employment agreements, “good reason” generally means, subject to an opportunity for notice and cure, ATAI US’s material breach of any material obligation under the employment agreement.
Mrs. Johnson and Dr. Kirpekar have agreed to refrain from competing with us while employed and following termination of employment for any reason for a period of 12 months (or two years for Mrs. Johnson if she breaches her fiduciary duties or misappropriates our property or proprietary information). Dr. Rao, Mrs. Johnson and Dr. Kirpekar have agreed to refrain from soliciting our employees or consultants to terminate their relationship with us and from inducing our clients, licensors, licensees or customers to terminate, breach or materially change their relationship with us, in each case, while employed and following termination of employment for any reason for a period of 12 months (or 24 months for Mrs. Johnson).
Separation Agreement with Mr. Brand
In May 2024, we entered into a separation agreement with Mr. Brand pursuant to which Mr. Brand transitioned from Chief Executive Officer to Co-Chief Executive Officer effective June 1, 2024 and terminated employment effective December 31, 2024.
In connection with Mr. Brand’s termination of employment, subject to his timely execution of a mutual release of claims, Mr. Brand became eligible to receive the following payments and benefits: (i) continued payment of his annual base salary for five (5) months; (ii) his annual bonus for calendar year 2024 in an amount determined by the board of directors based on actual performance for the year; (iii) immediate vesting of any outstanding unvested equity awards that would have vested based solely on his continued service through March 15, 2025, plus fifty-percent of his unvested March 2023 option grant (the “March 2023 Option”); (iv) the time period that he has to exercise any stock options was extended until December 31, 2025, or December 31, 2026 with respect to the March 2023 Option; and (v) tax return preparation assistance for 2023, 2024 and 2025. Mr. Brand is prohibited from selling or otherwise transferring the shares subject to the March 2023 Option until December 31, 2025.
Mr. Brand participates in a Hurdle Share Option Program (the “HSOP” and such shares, the “HSOP Shares”), which represents the right to indirectly participate in the appreciation in value of the Company through ATAI Life Sciences HSOP GbR, a partnership vehicle established for this purpose. Mr. Brand’s termination of employment constitutes a “good leaver event” for purposes of the HSOP, resulting in him keeping his vested HSOP Shares.
Supervisory Director Compensation
We maintain a remuneration policy for our supervisory board pursuant to which our supervisory directors may be entitled to cash and equity compensation in such amounts necessary to attract and retain supervisory directors that have the talent and skills to foster long-term value creation and enhance the sustainable development of the Company. The compensation payable under the policy is intended to be competitive in relation to both the market in which the Company operates and the nature, complexity and size of the Company’s business.
During 2024, our supervisory directors received the following amounts for their services on our supervisory board:
•	Upon the director’s initial election or appointment to our supervisory board, an option to purchase 206,000 common shares;
•
If the director has served on our supervisory board for at least six months as of the date of an annual meeting of shareholders and will continue to serve as a director immediately following such meeting, an option to purchase 64,000 common shares on the date of the annual general meeting;

•	An annual director fee of $40,000, increased to $45,000 effective May 17, 2024;
•	If the director serves as lead independent director or chair or on a committee of our supervisory board, an additional annual fee as follows:
○	Chair of the board, $30,000;
○	Lead independent director, $25,000, increased to $42,500 effective May 17, 2024;
○	Chair of the audit committee, $15,000, increased to $20,000 effective May 17, 2024;
○	Audit committee member, other than the chair, $7,500, increased to $10,000 effective May 17, 2024;
○	Chair of the compensation committee, $10,000, increased to $15,000 effective May 17, 2024;
○	Compensation committee member, other than the chair, $5,000, increased to $7,500 effective May 17, 2024;
○	Chair of the nominating and corporate governance committee, $8,000, increased to $10,000 effective May 17, 2024;
○	Nominating and corporate governance committee member, other than the chair, $4,000, increased to $5,000 effective May 17, 2024;
○	Chair of the science and technology committee, $12,000 beginning September 18, 2024; and
○	Science and technology committee member, other than the chair, $6,000 beginning September 18, 2024.
Director fees are payable in arrears in four equal quarterly installments not later than the thirtieth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our supervisory board.
Options granted to our non-employee directors have an exercise price equal to the fair market value of a common share on the date of grant and expire not later than ten years after the date of grant. Options granted upon a director’s initial election or appointment vest as to one-third of the shares on the first anniversary of the date of grant and in twenty-four (24) substantially equal monthly installments thereafter until the third anniversary of the date of grant. Options granted annually to directors vest in a single installment on the earlier of the day before the next annual general meeting or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.
The following table sets forth information concerning the compensation of non-employee members of our supervisory board for service on the board for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Christian Angermayer	73,104	2,087,873	2,160,977
Michael Auerbach	85,522	106,575	192,097
Jason Camm(1)	15,412	—	15,412
Sabrina Martucci Johnson	70,451	106,575	177,026
Amir Kalali, M.D.	58,277	106,575	164,852
Andrea Heslin Smiley	69,882	106,575	176,457
Scott Braunstein, M.D.	35,940	213,151	249,091
Laurent Fischer	33,190	213,151	246,341

(1)	Effective May 23, 2024, Jason Camm stepped down from the Board.
(2)
Amounts reflect the full grant-date fair value of stock options computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock options granted to our supervisory board members in Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The amount shown for Mr. Angermayer also includes $1,769,137, which represents the grant date fair value of stock options, computed in accordance with ASC Topic 718, granted to him as compensation for consulting services under his 2024 Consultancy Agreement. For additional information on the 2024 Consultancy Agreement, see “Certain Relationships and Related Party Transactions – Consulting Agreement with Christian Angermayer”. The amount shown for Mr. Angermayer also includes $212,160, which reflects the incremental fair value, computed as of the modification date in accordance with ASC Topic 718, of stock options that were granted prior to our June 2021 IPO that were subsequently amended in October 2024 to extend the term of such options by five years.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2024 by each non-employee director. None of the non-employee directors held any unvested stock awards in us as of December 31, 2024.

Name	Options Outstanding at Fiscal Year End
Christian Angermayer	2,641,094
Michael Auerbach	359,000
Jason Camm	—
Sabrina Martucci Johnson	359,000
Amir Kalali, M.D.	359,000
Andrea Heslin Smiley	359,000
Scott Braunstein, M.D.	206,000
Laurent Fischer	206,000

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2024 regarding our equity compensation plans, consisting of the 2021 Incentive Award Plan, the 2020 Employee, Director and Consultant Equity Incentive Plan and the Hurdle Share Option Program. Awards under the Hurdle Share Option Program represent indirect equity interests in us held by ATAI Life Sciences HSOP GbR, a German law private partnership. See Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a description of this program. We do not have any non-shareholder approved equity compensation plans.

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)(4)
Equity compensation plans approved by shareholders	46,964,750	$4.17	43,220,641
Equity compensation plans not approved by shareholders	—	—	—
Total	46,964,750	$4.17	43,220,641
(1)
Includes 14,317,506 shares subject to outstanding options under the 2020 Plan, 25,725,415 shares subject to outstanding options under the 2021 Plan, and 6,921,829 shares subject to outstanding awards under the Hurdle Share Option Program. As of the effective date of the 2021 Plan, we ceased granting awards under the 2020 Plan.

(2)
As of December 31, 2024, the weighted-average exercise price of outstanding options under the 2020 Plan was $4.18, the weighted-average exercise price of outstanding options under the 2021 Plan was $3.50, and the weighted average exercise price of outstanding awards under the Hurdle Share Option Program was $6.64. Restricted stock units do not have an exercise price and were not included in calculating the weighted average exercise price.

(3)
Under the terms of our 2021 Plan, the number of shares initially available for issuance will be increased by an annual increase on January 1 of each calendar year beginning in 2022 and ending in and including 2031, equal to the lesser of (A) five percent of the common shares outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as determined by our supervisory board. Effective as of January 1, 2025, the number of shares available for issuance increased by 8,397,987 common shares.

(4)
Represents 42,963,222 shares available for issuance under the 2021 Plan and 257,419 shares available for issuance under the Hurdle Share Option Program. To the extent outstanding options under the 2020 Plan are forfeited or lapse unexercised, the common shares subject to such options will be available for issuance under the 2021 Plan.

SHAREHOLDER PROPOSALS
Rule 14a-8 Proposals Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual general meeting of shareholders must submit the proposal to our Corporate Secretary at our offices at Wallstraße 16, 10179 Berlin, Germany in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for this Annual General Meeting, or December [•], 2025, unless the date of the 2026 annual general meeting is changed by more than 30 days from the date of this Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals — Shareholders intending to include a proposal on the agenda for the 2026 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2026 annual general meeting of shareholders, and any such shareholder proposal may be subject to the response period or cooling-off period that the management board is allowed to invoke under the Dutch Corporate Governance Code and Dutch corporate law, respectively.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact our Corporate Secretary at Wallstraße 16, 10179 Berlin, Germany for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under our articles of association and Dutch law, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of supervisory director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our supervisory board, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our supervisory directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith. We have retained D. F. King & Co., Inc. (“D.F. King”) to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians and other similar organizations representing beneficial owners of shares for the Annual General Meeting. We have agreed to pay D.F. King a fee of approximately $20,000 plus out-of-pocket expenses. You may contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
Banks, Brokers and Holders Outside U.S. Call : 646-560-3914
All Others Call Toll Free: (888) 644-6071
Email: ATAI@dfking.com
Certain information contained in this proxy statement relating to the occupations and security holdings of our supervisory directors and officers is based upon information received from the individual directors and officers.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 annual general meeting of shareholders. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
ANNUAL REPORT ON FORM 10-K
A copy of atai’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto, but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on April 17, 2025, without charge, upon written request addressed to: atai Life Sciences N.V., Attention: Corporate Secretary, Wallstraße 16, 10179 Berlin, Germany.
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2024 at www.atai.com.
WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL GENERAL MEETING VIA THE TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Supervisory Board
[•]

Ryan Barrett, General Counsel and Corporate Secretary
Berlin, Germany
April [•], 2025

Annex A-1

Deed of Amendment I
AKTE VAN STATUTENWIJZIGING
ATAI LIFE SCIENCES N.V.
Heden, [datum] verscheen voor mij, Paul Cornelis Simon van der Bijl, notaris te Amsterdam:
[ND gevolmachtigde].
De comparant verklaarde dat de algemene vergadering van ATAI Life Sciences N.V., een naamloze vennootschap, statutair gevestigd te Amsterdam (adres: Wallstraße 16, 10179 Berlijn, Duitsland, handelsregisternummer: 80299776) (de “Vennootschap”), in een algemene vergadering gehouden te Amsterdam op [datum] (de “Vergadering”), onder meer besloten heeft om de statuten van de Vennootschap (de “Statuten”) integraal te wijzigen.
Een kopie van een uittreksel van de notulen waarin de besluiten van de Vergadering worden weergegeven (het “Uittreksel”) zal aan deze Akte worden gehecht als bijlage.
De Statuten van de Vennootschap zijn laatstelijk gewijzigd bij akte verleden op één juli tweeduizend tweeëntwintig, voor Jan-Mathijs Petrus Hermans, notaris te Amsterdam.
Ter uitvoering van voornoemd besluit tot statutenwijziging verklaarde de comparant de Statuten van de Vennootschap bij deze als volgt integraal te wijzigen:
DEFINITIES EN INTERPRETATIE
Artikel 1
1.1	In deze statuten gelden de volgende definities:

Algemene Vergadering	De algemene vergadering van de Vennootschap.
Artikel	Een artikel van deze statuten.
Bestuur	Het bestuur van de Vennootschap.
Bestuurder	Een lid van het Bestuur.
Bestuursreglement	Het reglement van het Bestuur, zoals vastgesteld door het Bestuur.
BW	Het Burgerlijk Wetboek.
CEO	De chief executive officer van de Vennootschap.
Dochtermaatschappij	Een dochtermaatschappij van de Vennootschap zoals bedoeld in artikel 2:24a BW.
Gevrijwaarde Functionaris	Een huidige of voormalige Bestuurder of een zodanige andere huidige of voormalige functionaris of werknemer van de Vennootschap of haar Groepsmaatschappijen als aangewezen door het Bestuur.
Groepsmaatschappij	Een rechtspersoon of vennootschap die organisatorisch verbonden is met de Vennootschap in een economische eenheid zoals bedoeld in artikel 2:24b BW.
Niet Uitvoerende Bestuurder	Een niet uitvoerende Bestuurder.
Registratiedatum	De dag van registratie voor een Algemene Vergadering zoals bij wet bepaald.
Uitvoerende Bestuurder	Een uitvoerende Bestuurder.
Vennootschap	De vennootschap waarop deze statuten betrekking hebben.
Vergadergerechtigde	Een aandeelhouder, een vruchtgebruiker of pandhouder met stemrecht of een houder van met medewerking van de Vennootschap uitgegeven certificaten van gewone aandelen.

A-1-1

Vergaderrecht
Met betrekking tot de Vennootschap, de rechten die de wet toekent aan houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen, waaronder begrepen het recht om een Algemene Vergadering bij te wonen en daarin het woord te voeren.

Volstrekte Meerderheid	Meer dan de helft van de uitgebrachte stemmen.
Vice-Voorzitter	De vice-voorzitter van het Bestuur.
Voorzitter	De voorzitter van het Bestuur.

1.2	Tenzij de context anders vereist, zijn verwijzingen naar “gewone aandelen” of “aandeelhouders” naar gewone aandelen in het kapitaal van de Vennootschap respectievelijk de houders daarvan.
1.3	Verwijzingen naar wettelijke bepalingen zijn naar die bepalingen zoals ze van tijd tot tijd zullen gelden.
1.4	Begrippen die in het enkelvoud zijn gedefinieerd hebben een overeenkomstige betekenis in het meervoud.
1.5	Woorden die een geslacht aanduiden omvatten ieder ander geslacht.
1.6	Tenzij de wet anders vereist, omvat het begrip “schriftelijk” het gebruik van elektronische communicatiemiddelen.
NAAM EN ZETEL
Artikel 2
2.1	De Vennootschap is genaamd ATAI Life Sciences N.V.
2.2	De Vennootschap heeft haar statutaire zetel te Amsterdam. De Vennootschap houdt kantoor in Berlijn, Duitsland, en kan daarnaast ook elders, in en buiten Nederland, nevenvestigingen hebben.
DOELOMSCHRIJVING
Artikel 3
De Vennootschap heeft ten doel:
a.
het wereldwijd opbouwen van biotechbedrijven door gebruik te maken van een gedecentraliseerd, technologie- en datagestuurd platformmodel om miljoenen mensen die lijden aan psychische aandoeningen van dienst te zijn;

b.
het verwerven en efficiënt ontwikkelen van innovatieve behandelingen die tegemoetkomen aan significante onvervulde medische behoeften en die leiden tot paradigmaverschuivingen op het gebied van geestelijke gezondheid;

c.
het oprichten van, het deelnemen in, het financieren van, het zich op andere wijze interesseren bij en het voeren van bestuur van of toezicht over andere rechtspersonen, vennootschappen en ondernemingen;

d.	het verkrijgen, het beheren, het beleggen, het exploiteren, het bezwaren en het vervreemden van vermogensbestanddelen;
e.	het geven van garanties, het stellen van zekerheden, het zich op andere wijze sterk maken en het zich hoofdelijk of anderszins verbinden voor verplichtingen van Groepsmaatschappijen of derden; en
f.	het verrichten van al hetgeen met voornoemde doelen in de ruimste zin verband houdt of daartoe bevorderlijk kan zijn.
AANDELEN – MAATSCHAPPELIJK KAPITAAL EN CERTIFICATEN
Artikel 4
4.1	Het maatschappelijk kapitaal van de Vennootschap bedraagt vijfenzeventig miljoen euro (EUR 75.000.000).
4.2	Het maatschappelijk kapitaal is verdeeld in zevenhonderdvijftig miljoen (750.000.000) gewone aandelen, elk met een nominaal bedrag van tien eurocent (EUR 0,10).
A-1-2

4.3
Het Bestuur kan besluiten om een of meer gewone aandelen te splitsen in een zodanig aantal onderaandelen als bepaald door het Bestuur. Tenzij anders aangegeven, vinden de bepalingen van deze statuten over gewone aandelen en aandeelhouders overeenkomstige toepassing op onderaandelen respectievelijk de houders daarvan.

4.4	De Vennootschap mag haar medewerking verlenen aan een uitgifte van certificaten van gewone aandelen in haar kapitaal.
AANDELEN – VORM EN AANDEELHOUDERSREGISTER
Artikel 5
5.1
Alle gewone aandelen luiden op naam. De Vennootschap mag aandeelbewijzen afgeven voor gewone aandelen op naam in een door het Bestuur goedgekeurde vorm. Iedere Bestuurder is bevoegd om een dergelijk aandeelbewijs namens de Vennootschap te ondertekenen.

5.2	Gewone aandelen zijn doorlopend genummerd van 1 af.
5.3
Het Bestuur houdt een register waarin de namen en adressen van alle aandeelhouders en alle houders van een recht van vruchtgebruik of pandrecht op gewone aandelen zijn opgenomen. Het register vermeldt ook de andere gegevens die in het register moeten worden opgenomen op grond van het toepasselijke recht. Een gedeelte van het register mag buiten Nederland gehouden worden ter voldoening aan de aldaar geldende wetgeving of ingevolge beursvoorschriften.

5.4
Aandeelhouders, vruchtgebruikers en pandhouders verschaffen het Bestuur tijdig de nodige gegevens. De gevolgen van het niet of onjuist verschaffen van die gegevens zijn voor risico van de betreffende partij.

5.5	Alle kennisgevingen mogen aan aandeelhouders, vruchtgebruikers en pandhouders worden verzonden aan hun respectieve adressen zoals opgenomen in het register.
AANDELEN – UITGIFTE
Artikel 6
6.1
De Vennootschap kan slechts gewone aandelen uitgeven ingevolge een besluit van de Algemene Vergadering of van een ander vennootschapsorgaan dat daartoe bij besluit van de Algemene Vergadering voor een bepaalde duur van ten hoogste vijf jaren is aangewezen. Bij de aanwijzing moet zijn bepaald hoeveel gewone aandelen mogen worden uitgegeven. De aanwijzing kan telkens voor niet langer dan vijf jaren worden verlengd. Tenzij bij de aanwijzing anders is bepaald, kan zij niet worden ingetrokken. Zolang en voor zover een ander vennootschapsorgaan bevoegd is te besluiten om gewone aandelen uit te geven, is de Algemene Vergadering daartoe niet bevoegd.

6.2
Artikel 6.1 is van overeenkomstige toepassing op het verlenen van rechten tot het nemen van gewone aandelen, maar is niet van toepassing op het uitgeven van gewone aandelen aan iemand die een voordien reeds verkregen recht tot het nemen van gewone aandelen uitoefent.

6.3	De Vennootschap mag geen eigen gewone aandelen nemen.
AANDELEN – VOORKEURSRECHT
Artikel 7
7.1	Iedere aandeelhouder heeft bij uitgifte van gewone aandelen een voorkeursrecht naar evenredigheid van het gezamenlijke bedrag van zijn gewone aandelen.
7.2	In afwijking van Artikel 7.1, hebben aandeelhouders geen voorkeursrecht op:
a.	gewone aandelen die worden uitgegeven tegen inbreng anders dan in geld; of
b.	gewone aandelen die worden uitgegeven aan werknemers van de Vennootschap of van een Groepsmaatschappij.
7.3
De Vennootschap kondigt de uitgifte met voorkeursrecht en het tijdvak waarin dat kan worden uitgeoefend, aan in de Staatscourant en in een landelijk verspreid dagblad, tenzij de aankondiging aan alle aandeelhouders schriftelijk geschiedt aan het door hen opgegeven adres.

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7.4	Het voorkeursrecht kan worden uitgeoefend gedurende ten minste twee weken na de dag van aankondiging in de Staatscourant of na de verzending van de aankondiging aan de aandeelhouders.
7.5
Het voorkeursrecht kan worden beperkt of uitgesloten bij besluit van de Algemene Vergadering of van het aangewezen vennootschapsorgaan zoals bedoeld in Artikel 6.1, indien dit vennootschapsorgaan daartoe bij besluit van de Algemene Vergadering voor een bepaalde duur van ten hoogste vijf jaren is aangewezen. De aanwijzing kan telkens voor niet langer dan vijf jaren worden verlengd. Tenzij bij de aanwijzing anders is bepaald, kan zij niet worden ingetrokken. Zolang en voor zover een ander vennootschapsorgaan bevoegd is te besluiten om het voorkeursrecht te beperken of uit te sluiten, is de Algemene Vergadering daartoe niet bevoegd.

7.6
Voor een besluit van de Algemene Vergadering tot beperking of uitsluiting van het voorkeursrecht of tot aanwijzing zoals bedoeld in Artikel 7.3 is een meerderheid van ten minste twee derden der uitgebrachte stemmen vereist, indien minder dan de helft van het geplaatste kapitaal in de vergadering is vertegenwoordigd.

7.7
De voorgaande bepalingen van dit Artikel 7 zijn van overeenkomstige toepassing op het verlenen van rechten tot het nemen van gewone aandelen, maar zijn niet van toepassing op het uitgeven van gewone aandelen aan iemand die een voordien reeds verkregen recht tot het nemen van gewone aandelen uitoefent.

AANDELEN – STORTING
Artikel 8
8.1
Onverminderd het bepaalde in artikel 2:80 lid 2 BW, moet bij het nemen van het gewoon aandeel daarop het nominale bedrag worden gestort alsmede, indien het gewoon aandeel voor een hoger bedrag wordt genomen, het verschil tussen die bedragen.

8.2	Storting op een gewoon aandeel moet in geld geschieden voor zover niet een andere inbreng is overeengekomen.
8.3
Storting in een valuta anders dan in euro kan slechts geschieden met toestemming van de Vennootschap. Met een dergelijke storting wordt aan de stortingsplicht voldaan voor het bedrag waartegen het gestorte bedrag vrijelijk in euro kan worden gewisseld. Onverminderd de laatste zin van artikel 2:80a lid 3 BW, is de wisselkoers op de dag van de storting bepalend.

AANDELEN – STEUNVERBOD
Artikel 9
9.1
De Vennootschap mag niet, met het oog op het nemen of verkrijgen door anderen van gewone aandelen in haar kapitaal of van certificaten daarvan, zekerheid stellen, een koersgarantie geven, zich op andere wijze sterk maken of zich hoofdelijk of anderszins naast of voor anderen verbinden. Dit verbod geldt ook voor Dochtermaatschappijen.

9.2
De Vennootschap en haar Dochtermaatschappijen mogen niet, met het oog op het nemen of verkrijgen door anderen van gewone aandelen in het kapitaal van de Vennootschap of van certificaten daarvan, leningen verstrekken, tenzij het Bestuur daartoe besluit en met inachtneming van artikel 2:98c BW.

9.3
De voorgaande bepalingen van dit Artikel 9 gelden niet, indien gewone aandelen of certificaten van gewone aandelen worden genomen of verkregen door of voor werknemers in dienst van de Vennootschap of van een Groepsmaatschappij.

AANDELEN – VERKRIJGING VAN EIGEN AANDELEN
Artikel 10
10.1	Verkrijging door de Vennootschap van niet volgestorte gewone aandelen in haar kapitaal is nietig.
10.2
Volgestorte eigen gewone aandelen mag de Vennootschap slechts verkrijgen om niet of indien en voor zover de Algemene Vergadering het Bestuur daartoe heeft gemachtigd en overigens is voldaan aan de betreffende wettelijke vereisten van artikel 2:98 BW.

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10.3
Een machtiging zoals bedoeld in Artikel 10.2 geldt voor ten hoogste achttien maanden. De Algemene Vergadering bepaalt in de machtiging hoeveel gewone aandelen mogen worden verkregen, hoe zij mogen worden verkregen en tussen welke grenzen de prijs moet liggen. De machtiging is niet vereist, voor de verkrijging door de Vennootschap van eigen gewone aandelen om, krachtens een voor hen geldende regeling, over te dragen aan werknemers in dienst van de Vennootschap of van een Groepsmaatschappij, mits die gewone aandelen zijn opgenomen in de prijscourant van een beurs.

10.4
Als de balans bedoeld in artikel 2:98 lid 3 BW geldt ofwel de balans die is opgenomen in de laatst vastgestelde jaarrekening van de Vennootschap dan wel, indien van toepassing, een balans met een recentere balansdatum die is vastgesteld door het Bestuur of door de Algemene Vergadering op voorstel van het Bestuur.

10.5
Onverminderd het bepaalde in de Artikelen 10.1 tot en met 10.4, mag de Vennootschap eigen gewone aandelen verkrijgen tegen betaling in geld of in natura. Ingeval van betaling in natura, dient de waarde daarvan, zoals bepaald door het Bestuur, binnen de door de Algemene Vergadering bepaalde grenzen te liggen zoals bedoeld in Artikel 10.3.

10.6	De voorgaande bepalingen van dit Artikel 10 gelden niet voor gewone aandelen die de Vennootschap onder algemene titel verkrijgt.
10.7	Onder het begrip gewone aandelen in dit Artikel 10 zijn certificaten daarvan begrepen.
AANDELEN – KAPITAALVERMINDERING
Artikel 11
11.1
De Algemene Vergadering kan besluiten tot vermindering van het geplaatste kapitaal van de Vennootschap door intrekking van gewone aandelen of door het bedrag van gewone aandelen bij statutenwijziging te verminderen. In dit besluit moeten de gewone aandelen waarop het besluit betrekking heeft, worden aangewezen en moet de uitvoering van het besluit zijn geregeld.

11.2	Een besluit tot intrekking van gewone aandelen kan slechts betreffen gewone aandelen die de Vennootschap zelf houdt of waarvan zij de certificaten houdt.
11.3
Voor een besluit van de Algemene Vergadering tot kapitaalvermindering is een meerderheid van ten minste twee derden der uitgebrachte stemmen vereist, indien minder dan de helft van het geplaatste kapitaal in de vergadering is vertegenwoordigd.

AANDELEN – VEREISTEN VOOR UITGIFTE EN LEVERING
Artikel 12
12.1
Tenzij Nederlands recht anders bepaalt of toelaat, is voor de uitgifte of levering van een gewoon aandeel vereist een daartoe bestemde akte alsmede, in geval van een levering en behoudens in het geval dat de Vennootschap zelf bij die rechtshandeling partij is, schriftelijke erkenning door de Vennootschap van de levering.

12.2	De erkenning geschiedt in de akte, of anderszins zoals wettelijk bepaald.
12.3
Zolang een of meer gewone aandelen zijn toegelaten tot de handel op de New York Stock Exchange, de NASDAQ Stock Market of een andere gereglementeerde effectenbeurs die in de Verenigde Staten van Amerika is gevestigd, wordt het goederenrechtelijke regime van de gewone aandelen die zijn opgenomen in het register dat door de betreffende transfer agent wordt bijgehouden, beheerst door het recht van de Staat New York, Verenigde Staten van Amerika, onverminderd de toepasselijke bepalingen van afdelingen 4 en 5 van titel 10 van Boek 10 BW.

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AANDELEN – VRUCHTGEBRUIK EN PANDRECHT
Artikel 13
13.1	Op gewone aandelen kan een vruchtgebruik of pandrecht worden gevestigd.
13.2	De betreffende aandeelhouder heeft het stemrecht op de gewone aandelen waarop een vruchtgebruik of pandrecht is gevestigd.
13.3	In afwijking van Artikel 13.2, komt het stemrecht toe aan de vruchtgebruiker of pandhouder van gewone aandelen, indien zulks bij de vestiging van het vruchtgebruik of pandrecht is bepaald.
13.4	De vruchtgebruiker en pandhouder die geen stemrecht heeft, heeft geen Vergaderrecht.
BESTUUR – SAMENSTELLING
Artikel 14
14.1	De Vennootschap heeft een Bestuur dat bestaat uit:
a.	een of meer Uitvoerende Bestuurders die voornamelijk belast is/zijn met de dagelijkse gang van zaken van de Vennootschap; en
b.	een of meer Niet Uitvoerende Bestuurders die voornamelijk belast is/zijn met het houden van toezicht op de taakuitoefening door de Bestuurders.
Het Bestuur bestaat uit natuurlijke personen.
14.2	Het Bestuur bepaalt het aantal Uitvoerende Bestuurders en het aantal Niet Uitvoerende Bestuurders.
14.3
Het Bestuur benoemt een Uitvoerende Bestuurder als de CEO. Het Bestuur kan de CEO ontslaan, met dien verstande dat de aldus ontslagen CEO vervolgens zijn termijn als Uitvoerende Bestuurder voortzet zonder de titel van CEO te hebben.

14.4
Het Bestuur benoemt een Niet Uitvoerende Bestuurder als de Voorzitter en kan een andere Niet Uitvoerende Bestuurder als Vice-Voorzitter benoemen. Het Bestuur kan de Voorzitter of Vice-Voorzitter ontslaan, met dien verstande dat de aldus ontslagen Voorzitter of Vice-Voorzitter vervolgens zijn termijn als Niet Uitvoerende Bestuurder voortzet zonder de titel van Voorzitter respectievelijk Vice-Voorzitter te hebben.

14.5
Ingeval van ontstentenis of belet van een Bestuurder, kan hij tijdelijk worden vervangen door een daartoe door het Bestuur aangewezen persoon en, tot dat moment, is/zijn de overige Bestuurder(s) belast met het bestuur van de Vennootschap. Ingeval van ontstentenis of belet van alle Bestuurders, komt het bestuur van de Vennootschap toe aan de persoon die meest recentelijk ophield in functie te zijn als de Voorzitter. Indien die voormalige Voorzitter niet bereid of in staat is om die functie te accepteren, komt het bestuur van de Vennootschap toe aan de persoon die meest recentelijk ophield in functie te zijn als de CEO. Als die voormalige CEO evenmin bereid of in staat is om die functie te accepteren, komt het bestuur van de Vennootschap toe aan een of meer daartoe door de Algemene Vergadering aangewezen personen. Degene(n) die aldus met het bestuur van de Vennootschap is/zijn belast, kan/kunnen een of meer andere personen aanwijzen als zijnde belast met het bestuur van de Vennootschap in plaats van, of tezamen met, die perso(o)n(en).

14.6	Van ontstentenis of belet, naargelang het geval, van een Bestuurder zoals bedoeld in Artikel 14.5 wordt geacht sprake te zijn:
a.	gedurende het bestaan van een vacature in het Bestuur, waaronder begrepen als gevolg van:
i.	zijn overlijden;
ii.	zijn ontslag door de Algemene Vergadering, anders dan op voorstel van het Bestuur;
iii.	zijn vrijwillig ontslag voordat zijn benoemingstermijn is verstreken; of
iv.	het niet worden herbenoemd door de Algemene Vergadering, ondanks een daartoe strekkende (bindende) voordracht van het Bestuur,
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met dien verstande dat het Bestuur te allen tijde kan besluiten tot verlaging van het aantal Bestuurders opdat er niet langer een vacature bestaat;
b.	gedurende zijn schorsing; of
c.
gedurende een periode waarin de Vennootschap niet in staat is geweest om met hem in contact te komen (waaronder begrepen als gevolg van ziekte), mits die periode langer duurt dan vijf opeenvolgende dagen (of een andere door het Bestuur op basis van de omstandigheden van het geval te bepalen periode).

BESTUUR – BENOEMING, SCHORSING EN ONTSLAG
Artikel 15
15.1	De Algemene Vergadering benoemt de Bestuurders en kan een Bestuurder te allen tijde schorsen of ontslaan. Voorts is het Bestuur bevoegd iedere Uitvoerende Bestuurder te allen tijde te schorsen.
15.2
De benoeming van een Bestuurder door de Algemene Vergadering geschiedt uitsluitend op voordracht van het Bestuur, met dien verstande dat ten minste de helft van de Uitvoerende Bestuurders, inclusief de CEO, in Duitsland woonachtig dient te zijn. De Algemene Vergadering kan echter aan zodanige voordracht steeds het bindend karakter ontnemen bij een besluit genomen met twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen. Indien het bindend karakter aan een voordracht wordt ontnomen doet het Bestuur een nieuwe voordracht, met dien verstande dat ten minste de helft van de Uitvoerende Bestuurders, inclusief de CEO, in Duitsland woonachtig dient te zijn. Indien de voordracht één kandidaat voor een te vervullen plaats bevat, heeft een besluit over de voordracht tot gevolg dat de kandidaat is benoemd, tenzij het bindend karakter aan de voordracht wordt ontnomen. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.

15.3	Bij de benoeming van een Bestuurder, bepaalt de Algemene Vergadering of hij wordt benoemd tot Uitvoerende Bestuurder onderscheidenlijk Niet Uitvoerende Bestuurder.
15.4
In een Algemene Vergadering kan een besluit tot benoeming van een Bestuurder slechts worden genomen met betrekking tot kandidaten van wie de namen daartoe zijn opgenomen in de agenda voor die Algemene Vergadering of in de toelichting daarop.

15.5
Een besluit van de Algemene Vergadering tot schorsing of ontslag van een Bestuurder vereist een meerderheid van ten minste twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen, tenzij het besluit wordt genomen op voorstel van het Bestuur. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.

15.6	Indien een Bestuurder wordt geschorst en de Algemene Vergadering niet binnen drie maanden na de datum van die schorsing besluit om hem te ontslaan, eindigt de schorsing.
BESTUUR – TAKEN EN ORGANISATIE
Artikel 16
16.1
Behoudens beperkingen volgens deze statuten is het Bestuur belast met het besturen van de Vennootschap. Daaronder is in ieder geval begrepen het bepalen van het beleid en de strategie van de Vennootschap. Bij de vervulling van hun taak richten de Bestuurders zich naar het belang van de Vennootschap en de met haar verbonden onderneming.

16.2
Het Bestuur stelt een Bestuursreglement op met betrekking tot zijn organisatie, besluitvorming en andere interne zaken, met inachtneming van deze statuten. Bij de vervulling van hun taak handelen de Bestuurders overeenkomstig het Bestuursreglement.

16.3	De Bestuurders kunnen bij of krachtens het Bestuursreglement of anderszins op grond van besluitvorming van het Bestuur hun taken onderling verdelen, met dien verstande dat:
a.	de Uitvoerende Bestuurders belast zijn met de dagelijkse gang van zaken van de Vennootschap;
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b.	de taak om toezicht te houden op de taakuitoefening door Bestuurders niet door een taakverdeling kan worden ontnomen aan de Niet Uitvoerende Bestuurders;
c.	de Voorzitter een Niet Uitvoerende Bestuurder moet zijn; en
d.	het doen van voordrachten voor benoeming van een Bestuurder en het vaststellen van de bezoldiging van de Uitvoerende Bestuurders niet aan een Uitvoerende Bestuurder kan worden toebedeeld.
16.4
Het Bestuur kan schriftelijk bepalen, bij of krachtens het Bestuursreglement of anderszins op grond van besluitvorming van het Bestuur, dat een of meer Bestuurders rechtsgeldig kunnen besluiten omtrent zaken die tot zijn respectievelijk hun taak behoren.

16.5
Het Bestuur stelt de commissies in die de Vennootschap verplicht is te hebben en voorts zodanige commissies als het Bestuur passend acht. Het Bestuur stelt reglementen op (en/of stelt regels vast in het Bestuursreglement) met betrekking tot de organisatie, besluitvorming en andere interne zaken betreffende zijn commissies.

16.6	Het Bestuur kan de rechtshandelingen zoals bedoeld in artikel 2:94 lid 1 BW verrichten zonder voorafgaande goedkeuring van de Algemene Vergadering.
BESTUUR – BESLUITVORMING
Artikel 17
17.1	Onverminderd het bepaalde in Artikel 17.5, heeft iedere Bestuurder een stem in de besluitvorming van het Bestuur.
17.2	Een Bestuurder kan voor de beraadslaging en besluitvorming van het Bestuur worden vertegenwoordigd door een andere Bestuurder die daartoe een schriftelijke volmacht heeft.
17.3	Besluiten van het Bestuur worden, ongeacht of dit in een vergadering of anderszins geschiedt, met Volstrekte Meerderheid genomen tenzij het Bestuursreglement anders bepaalt.
17.4
Ongeldige stemmen, blanco stemmen en stemonthoudingen worden geacht niet te zijn uitgebracht. Bij de vaststelling in hoeverre Bestuurders aanwezig of vertegenwoordigd zijn in een vergadering van het Bestuur, worden Bestuurders die een ongeldige of blanco stem hebben uitgebracht of die zich hebben onthouden van stemmen wel meegerekend.

17.5
Ingeval van een staking van stemmen in het Bestuur, heeft de Voorzitter een doorslaggevende stem, mits er ten minste drie Bestuurders in functie zijn. In andere gevallen komt het betreffende besluit niet tot stand.

17.6	De Uitvoerende Bestuurders nemen niet deel aan de besluitvorming over:
a.	het vaststellen van de bezoldiging van Uitvoerende Bestuurders; en
b.	de verlening van de opdracht tot onderzoek van de jaarrekening aan een accountant indien de Algemene Vergadering niet tot opdrachtverlening is overgegaan.
17.7
Een Bestuurder neemt niet deel aan de beraadslaging en besluitvorming van het Bestuur indien hij daarbij een direct of indirect persoonlijk belang heeft dat tegenstrijdig is met het belang van de Vennootschap en de met haar verbonden onderneming. Wanneer hierdoor geen besluit door het Bestuur kan worden genomen, kan het besluit niettemin worden genomen door het Bestuur alsof geen van de Bestuurders een tegenstrijdig belang heeft zoals bedoeld in de vorige volzin.

17.8
Vergaderingen zullen worden gehouden in Duitsland, tenzij de Directie uitdrukkelijk anders heeft bepaald. Vergaderingen van het Bestuur kunnen middels audio-communicatiefaciliteiten worden gehouden tenzij een Bestuurder daartegen bezwaar maakt.

17.9
Besluiten van het Bestuur kunnen, in plaats van in een vergadering, schriftelijk worden genomen, mits alle Bestuurders bekend zijn met het te nemen besluit en geen van hen tegen deze wijze van besluitvorming bezwaar maakt. De Artikelen 17.1 tot en met 17.7 zijn van overeenkomstige toepassing.

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17.10
Aan de goedkeuring van de Algemene Vergadering zijn onderworpen de besluiten van het Bestuur omtrent een belangrijke verandering van de identiteit of het karakter van de Vennootschap of de onderneming, waaronder in ieder geval:

a.	overdracht van de onderneming of vrijwel de gehele onderneming aan een derde;
b.
het aangaan of verbreken van duurzame samenwerking van de Vennootschap of een Dochtermaatschappij met een andere rechtspersoon of vennootschap dan wel als volledig aansprakelijke vennote in een commanditaire vennootschap of vennootschap onder firma, indien deze samenwerking of verbreking van ingrijpende betekenis is voor de Vennootschap; en

c.
het nemen of afstoten van een deelneming in het kapitaal van een vennootschap ter waarde van ten minste een derde van het bedrag van de activa volgens de balans met toelichting of, indien de Vennootschap een geconsolideerde balans opstelt, volgens de geconsolideerde balans met toelichting volgens de laatst vastgestelde jaarrekening van de Vennootschap, door haar of een Dochtermaatschappij.

17.11
Het ontbreken van de goedkeuring van de Algemene Vergadering op een besluit als bedoeld in Artikel 17.10 leidt tot nietigheid van het betreffende besluit op grond van artikel 2:14 lid 1 BW, maar tast de vertegenwoordigingsbevoegdheid van het Bestuur of de Bestuurders niet aan.

BESTUUR – BEZOLDIGING
Artikel 18
18.1	Het beleid op het terrein van bezoldiging van het Bestuur wordt vastgesteld door de Algemene Vergadering met inachtneming van de relevante wettelijke vereisten.
18.2	De bezoldiging van Bestuurders wordt, met inachtneming van het beleid bedoeld in Artikel 18.1, vastgesteld door het Bestuur.
18.3
Het Bestuur legt ten aanzien van regelingen voor de bezoldiging van het Bestuur in de vorm van gewone aandelen of rechten tot het nemen van gewone aandelen een voorstel ter goedkeuring voor aan de Algemene Vergadering. In het voorstel moet ten minste zijn bepaald hoeveel gewone aandelen of rechten tot het nemen van gewone aandelen aan het Bestuur mogen worden toegekend en welke criteria gelden voor toekenning of wijziging. Het ontbreken van de goedkeuring van de Algemene Vergadering tast de vertegenwoordigingsbevoegdheid niet aan.

BESTUUR – VERTEGENWOORDIGING
Artikel 19
19.1	Het Bestuur vertegenwoordigt de Vennootschap.
19.2	De bevoegdheid tot vertegenwoordiging van de Vennootschap komt mede toe aan de CEO zelfstandig, alsmede aan iedere andere twee gezamenlijk handelende Uitvoerende Bestuurders.
19.3
De Vennootschap kan voorts worden vertegenwoordigd door een houder van een daartoe strekkende volmacht. Indien de Vennootschap een volmacht verleent aan een natuurlijke persoon kan het Bestuur een geschikte titel toekennen aan die persoon.

VRIJWARING
Article 20
20.1	De Vennootschap zal iedere Gevrijwaarde Functionaris vrijwaren tegen en schadeloosstellen voor:
a.	alle door die Gevrijwaarde Functionaris geleden financiële verliezen of schade; en
b.
alle in redelijkheid door die Gevrijwaarde Functionaris betaalde of opgelopen kosten in verband met een dreigende, hangende of afgelopen rechtszaak, (rechts)vordering of juridische procedure van civiele, strafrechtelijke, bestuurlijke of andersoortige aard, formeel of informeel, waarin hij wordt betrokken,

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voor zover zulks betrekking heeft op zijn huidige of voormalige functie bij de Vennootschap en/of een Groepsmaatschappij en steeds voor zover toegelaten onder het toepasselijke recht.
20.2	Aan een Gevrijwaarde Functionaris komt geen vrijwaring toe:
a.
indien een bevoegde rechtbank of arbitragetribunaal heeft vastgesteld dat de handelingen of omissies van die Gevrijwaarde Functionaris die hebben geleid tot de financiële verliezen, schade, kosten, rechtszaak, (recht)vordering of juridische procedure zoals omschreven in Artikel 20.1 van onrechtmatige aard zijn (waaronder begrepen handelingen of omissies die geacht worden opzet, grove schuld, bewuste roekeloosheid en/of serieuze verwijtbaarheid te vormen die toerekenbaar is aan die Gevrijwaarde Functionaris) en die Gevrijwaarde Functionaris niet, of niet langer, de mogelijkheid heeft om daartegen beroep of cassatie in te stellen;

b.
voor zover diens financiële verliezen, schade en kosten gedekt worden onder een verzekering en de betreffende verzekeraar die financiële verliezen, schade en kosten heeft betaald of vergoed (of onherroepelijk heeft toegezegd dat te zullen doen);

c.
met betrekking tot procedures die door die Gevrijwaarde Functionaris tegen de Vennootschap worden ingesteld, behoudens procedures die worden ingesteld teneinde vrijwaring te vorderen die hem toekomt op grond van deze statuten, op grond van een door het Bestuur goedgekeurde overeenkomst tussen die Gevrijwaarde Functionaris en de Vennootschap of op grond van een verzekering die door de Vennootschap ten behoeve van die Gevrijwaarde Functionaris is afgesloten; of

d.	voor financiële verliezen, schade of kosten die zijn geleden of gemaakt in verband met het schikken van een procedure zonder de voorafgaande goedkeuring van de Vennootschap.
20.3	Het Bestuur kan aanvullende voorwaarden, vereisten en beperkingen stellen aan de vrijwaring zoals bedoeld in Artikel 20.1.
ALGEMENE VERGADERING – OPROEPEN EN HOUDEN VAN VERGADERINGEN
Artikel 21
21.1	Jaarlijks wordt ten minste een Algemene Vergadering gehouden. Deze jaarlijkse Algemene Vergadering wordt gehouden binnen zes maanden na afloop van het boekjaar van de Vennootschap.
21.2	Een Algemene Vergadering wordt voorts gehouden:
a.
binnen drie maanden nadat het voor het Bestuur aannemelijk is dat het eigen vermogen van de Vennootschap is gedaald tot een bedrag gelijk aan of lager dan de helft van het gestorte en opgevraagde deel van het kapitaal, ter bespreking van zo nodig te nemen maatregelen; en

b.	zo dikwijls als het Bestuur daartoe besluit.
21.3
Onverminderd het bepaalde in Artikel 21.4, worden Algemene Vergaderingen gehouden in de plaats waar de Vennootschap haar statutaire zetel heeft of in Arnhem, Assen, 's-Gravenhage, Haarlem, 's-Hertogenbosch, Groningen, Leeuwarden, Lelystad, Maastricht, Middelburg, Rotterdam, Schiphol (Haarlemmermeer), Utrecht of Zwolle.

21.4
Indien en wanneer toegestaan onder toepasselijk recht, mag het Bestuur tevens besluiten of (en zo ja, onder welke voorwaarden, met inachtneming van de voorwaarden gesteld onder het toepasselijke recht) de Algemene Vergadering tevens of uitsluitend toegankelijk is langs elektronische weg. In dat geval, zullen verwijzingen in deze statuten naar het bijwonen van de Algemene Vergadering tevens inhouden deelname langs elektronische weg en zal Artikel 23.2, met uitzondering van de eerste zin van Artikel 23.2, van overeenkomstige toepassing zijn op deelname langs elektronische weg.

21.5
Indien het Bestuur in gebreke is gebleven een Algemene Vergadering zoals bedoeld in de Artikelen 21.1 of 21.2 onderdeel a. te doen houden, kan iedere Vergadergerechtigde door de voorzieningenrechter van de rechtbank worden gemachtigd zelf daartoe over te gaan.

21.6	Een of meer Vergadergerechtigden die gezamenlijk ten minste het daartoe door de wet bepaalde gedeelte van het geplaatste kapitaal van de Vennootschap vertegenwoordigen, kunnen aan het Bestuur en
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schriftelijk en onder nauwkeurige opgave van de te behandelen onderwerpen het verzoek richten een Algemene Vergadering bijeen te roepen. Indien het Bestuur niet de nodige maatregelen heeft getroffen, opdat de Algemene Vergadering binnen de betreffende wettelijke periode na het verzoek kon worden gehouden, kunnen de verzoekende Vergadergerechtigde(n) door de voorzieningenrechter van de rechtbank op zijn/hun verzoek worden gemachtigd tot de bijeenroeping van een Algemene Vergadering.
21.7
Een onderwerp, waarvan de behandeling schriftelijk is verzocht door een of meer Vergadergerechtigden die alleen of gezamenlijk ten minste het daartoe door de wet bepaalde gedeelte van het geplaatste kapitaal van de Vennootschap vertegenwoordigen, wordt opgenomen in de oproeping of op dezelfde wijze aangekondigd indien de Vennootschap het met redenen omklede verzoek of een voorstel voor een besluit niet later dan op de zestigste dag voor die van de Algemene Vergadering heeft ontvangen.

21.8
Vergadergerechtigden die hun rechten zoals omschreven in de Artikelen 21.6 en 21.7 willen uitoefenen, zijn verplicht om daaromtrent eerst in overleg te treden met het Bestuur. Het Bestuur heeft in dat verband het recht om iedere bedenktijd of responstijd in te roepen waarin het toepasselijke recht en/of de Nederlandse Corporate Governance Code voorziet en Vergadergerechtigden zijn verplicht dat recht te respecteren.

21.9	De oproeping van een Algemene Vergadering geschiedt met inachtneming van de betreffende wettelijke minimale oproepingstermijn.
21.10
Tot de Algemene Vergadering worden alle Vergadergerechtigden opgeroepen overeenkomstig het toepasselijke recht. De aandeelhouders kunnen worden opgeroepen tot de Algemene Vergadering door middel van oproepingsbrieven gericht aan de adressen van die aandeelhouders overeenkomstig Artikel 5.5 De vorige volzin doet geen afbreuk aan de mogelijkheid om een oproeping langs elektronische weg toe te zenden overeenkomstig artikel 2:113 lid 4 BW.

ALGEMENE VERGADERING – PROCEDURELE REGELS
Artikel 22
22.1	De Algemene Vergadering wordt voorgezeten door een van de volgende personen, met inachtneming van de onderstaande volgorde:
a.	door de Voorzitter, indien er een Voorzitter is en hij aanwezig is op de Algemene Vergadering;
b.	door de Vice-Voorzitter, indien er een Vice-Voorzitter is en hij aanwezig is op de Algemene Vergadering;
c.	door een andere Niet Uitvoerende Bestuurder die door de op de Algemene Vergadering aanwezige Niet Uitvoerende Bestuurders uit hun midden wordt gekozen;
d.	door de CEO, indien er een CEO is en hij aanwezig is op de Algemene Vergadering; of
e.	door een andere door de Algemene Vergadering aangewezen persoon.
De persoon die de Algemene Vergadering zou voorzitten op grond van de onderdelen a. tot en met d. kan een andere persoon aanwijzen om, in zijn plaats, de Algemene Vergadering voor te zitten.
22.2
De voorzitter van de Algemene Vergadering wijst een andere op de Algemene Vergadering aanwezige persoon aan om als secretaris op te treden en de verhandelingen op de Algemene Vergadering te notuleren. De notulen van een Algemene Vergadering worden vastgesteld door de voorzitter van die Algemene Vergadering of door het Bestuur. Indien een proces-verbaal-akte van de verhandelingen wordt opgesteld door een notaris, hoeven er geen notulen te worden opgesteld. Iedere Bestuurder kan opdracht geven aan een notaris om een dergelijke proces-verbaal-akte op te stellen op kosten van de Vennootschap.

22.3	De voorzitter van de Algemene Vergadering beslist over de toelating tot de Algemene Vergadering van personen anders dan:
a.	de personen die Vergaderrecht hebben in die Algemene Vergadering, of hun gevolmachtigden; en
b.	zij die op andere gronden een wettelijk recht hebben om die Algemene Vergadering bij te wonen.
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22.4
De houder van een schriftelijke volmacht van een Vergadergerechtigde die het recht heeft om een Algemene Vergadering bij te wonen, wordt slechts tot die Algemene Vergadering toegelaten indien de volmacht door de voorzitter van die Algemene Vergadering aanvaardbaar wordt geacht.

22.5
De Vennootschap kan verlangen dat een persoon, voordat hij wordt toegelaten tot een Algemene Vergadering, zichzelf door middel van een geldig paspoort of rijbewijs identificeert en/of wordt onderworpen aan zodanige veiligheidsmaatregelen als de Vennootschap onder de gegeven omstandigheden passend acht. Aan personen die niet aan deze vereisten voldoen, mag de toegang tot de Algemene Vergadering worden geweigerd.

22.6
De voorzitter van de Algemene Vergadering heeft het recht om een persoon uit de Algemene Vergadering te zetten indien hij meent dat die persoon het ordelijk verloop van de Algemene Vergadering verstoort.

22.7	De Algemene Vergadering mag in een andere taal dan het Nederlands worden gevoerd indien daartoe wordt besloten door de voorzitter van de Algemene Vergadering.
22.8
De voorzitter van de Algemene Vergadering mag de spreektijd van de op de Algemene Vergadering aanwezige personen, alsmede het aantal vragen dat zij mogen stellen, beperken met het oog op het waarborgen van het ordelijk verloop van de Algemene Vergadering. Voorts mag de voorzitter van de Algemene Vergadering de vergadering verdagen indien hij meent dat daarmee het ordelijk verloop van de Algemene Vergadering wordt gewaarborgd.

ALGEMENE VERGADERING – UITOEFENING VAN VERGADER- EN STEMRECHT
Artikel 23
23.1
Iedere Vergadergerechtigde is bevoegd, in persoon of bij een schriftelijk gevolmachtigde, de Algemene Vergaderingen bij te wonen, daarin het woord te voeren en, indien van toepassing, het stemrecht uit te oefenen. Houders van onderaandelen tezamen uitmakende het bedrag van een gewoon aandeel oefenen deze rechten gezamenlijk uit, hetzij door een van hen, hetzij door een schriftelijk gevolmachtigde.

23.2
Het Bestuur kan besluiten dat iedere Vergadergerechtigde bevoegd is om, in persoon of bij een schriftelijk gevolmachtigde, door middel van een elektronisch communicatiemiddel aan de Algemene Vergadering deel te nemen, daarin het woord te voeren en, indien van toepassing, het stemrecht uit te oefenen. Voor de toepassing van de vorige volzin is vereist dat de Vergadergerechtigde via het elektronisch communicatiemiddel kan worden geïdentificeerd, rechtstreeks kan kennisnemen van de verhandelingen op de Algemene Vergadering en, indien van toepassing, het stemrecht kan uitoefenen. Het Bestuur kan voorwaarden stellen aan het gebruik van het elektronisch communicatiemiddel, mits deze voorwaarden redelijk en noodzakelijk zijn voor de identificatie van de Vergadergerechtigde en de betrouwbaarheid en veiligheid van de communicatie. Dergelijke voorwaarden worden bij de oproeping bekend gemaakt.

23.3
Voorts kan het Bestuur besluiten dat stemmen die voorafgaand aan de Algemene Vergadering via een elektronisch communicatiemiddel of bij brief worden uitgebracht gelijk worden gesteld met stemmen die ten tijde van de Algemene Vergadering worden uitgebracht. Deze stemmen worden niet eerder uitgebracht dan de Registratiedatum.

23.4
Voor de toepassing van de Artikelen 23.1 tot en met 23.3, hebben als stem- of Vergadergerechtigde te gelden zij die op de Registratiedatum die rechten hebben en als zodanig zijn ingeschreven in een door het Bestuur aangewezen register, ongeacht wie ten tijde van de Algemene Vergadering de rechthebbenden op de gewone aandelen of certificaten zijn. Tenzij Nederlands recht anders vereist, is het Bestuur vrij om bij de oproeping tot een Algemene Vergadering te bepalen of de vorige volzin van toepassing is.

23.5
Iedere Vergadergerechtigde dient de Vennootschap schriftelijk kennis te geven van zijn identiteit en van zijn voornemen om de Algemene Vergadering bij te wonen. Deze kennisgeving moet door de Vennootschap uiterlijk op de zevende dag voor die van de Algemene Vergadering zijn ontvangen, tenzij bij de oproeping van die Algemene Vergadering anders is bepaald. Aan Vergadergerechtigden die niet aan dit vereiste hebben voldaan, mag de toegang tot de Algemene Vergadering worden geweigerd.

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ALGEMENE VERGADERING – BESLUITVORMING
Artikel 24
24.1
Ieder gewoon aandeel geeft het recht om één stem op de Algemene Vergadering uit te brengen. Onderaandelen, voor zover die er zijn, die tezamen het bedrag van een gewoon aandeel uitmaken worden met een zodanig gewoon aandeel gelijkgesteld.

24.2
Voor een gewoon aandeel dat toebehoort aan de Vennootschap of aan een Dochtermaatschappij kan in de Algemene Vergadering geen stem worden uitgebracht; evenmin voor een gewoon aandeel waarvan een hunner de certificaten houdt. Vruchtgebruikers en pandhouders van gewone aandelen die aan de Vennootschap en haar Dochtermaatschappijen toebehoren, zijn evenwel niet van hun stemrecht uitgesloten, indien het vruchtgebruik of pandrecht was gevestigd voordat het gewoon aandeel aan de Vennootschap of een Dochtermaatschappij toebehoorde. De Vennootschap of een Dochtermaatschappij kan geen stem uitbrengen voor een gewoon aandeel waarop zij een recht van vruchtgebruik of een pandrecht heeft.

24.3
Tenzij een grotere meerderheid is voorgeschreven door de wet of deze statuten, worden alle besluiten van de Algemene Vergadering genomen met Volstrekte Meerderheid. Indien de wet een grotere meerderheid voorschrijft voor besluiten van de Algemene Vergadering en de statuten een lagere meerderheid mogen bepalen, zullen die besluiten met de laagst mogelijke meerderheid worden genomen, voor zover elders in deze statuten niet uitdrukkelijk anders is bepaald.

24.4
Indien de Vennootschap ingevolge het toepasselijke effectenrecht of toepasselijke beursregels onderworpen is aan het vereiste dat de Algemene Vergadering bepaalde besluiten slechts kan nemen indien een bepaald gedeelte van het geplaatste kapitaal van de Vennootschap vertegenwoordigd is op die Algemene Vergadering, dan geldt, onverminderd enige bepaling van dwingend Nederlands recht en hogere quorumvereisten bepaald in deze statuten, voor dergelijke besluiten een zodanig quorum als bepaald onder dergelijke effectenrecht of dergelijke beursregels en kan een nieuwe vergadering als bedoeld in artikel 2:120 lid 3 BW niet worden bijeengeroepen.

24.5
Ongeldige stemmen, blanco stemmen en stemonthoudingen worden geacht niet te zijn uitgebracht. Bij de vaststelling in hoeverre het geplaatste kapitaal vertegenwoordigd is op een Algemene Vergadering, worden gewone aandelen waarop een ongeldige of blanco stem is uitgebracht en gewone aandelen waarop een stem is onthouden wel meegerekend.

24.6	Ingeval van een staking van stemmen in de Algemene Vergadering, komt het betreffende besluit niet tot stand.
24.7	De voorzitter van de Algemene Vergadering bepaalt de wijze van stemmen en de stemprocedure op de Algemene Vergadering.
24.8
Het in de Algemene Vergadering uitgesproken oordeel van de voorzitter van die Algemene Vergadering omtrent de uitslag van een stemming is beslissend. Wordt onmiddellijk na het uitspreken van het oordeel van de voorzitter de juistheid daarvan betwist, dan vindt een nieuwe stemming plaats, indien de meerderheid van de Algemene Vergadering of, indien de oorspronkelijke stemming niet hoofdelijk of schriftelijk geschiedde, een stemgerechtigde aanwezige dit verlangt. Door deze nieuwe stemming vervallen de rechtsgevolgen van de oorspronkelijke stemming.

24.9
Het Bestuur houdt van de genomen besluiten aantekening. De aantekeningen liggen ten kantore van de Vennootschap ter inzage van de Vergadergerechtigden. Aan ieder van dezen wordt desgevraagd afschrift of uittreksel van deze aantekeningen verstrekt tegen ten hoogste de kostprijs.

24.10
Besluitvorming van aandeelhouders kan op andere wijze dan in een vergadering geschieden, tenzij met medewerking van de Vennootschap certificaten van gewone aandelen zijn uitgegeven. Zulk een besluitvorming is slechts mogelijk met algemene stemmen van de stemgerechtigde aandeelhouders. De stemmen worden schriftelijk uitgebracht en kunnen langs elektronische weg worden uitgebracht.

24.11	De Bestuurders hebben als zodanig in de Algemene Vergaderingen een raadgevende stem.
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ALGEMENE VERGADERING – BIJZONDERE BESLUITEN
Artikel 25
25.1	De Algemene Vergadering kan de volgende besluiten slechts nemen op voorstel van het Bestuur:
a.	de uitgifte van gewone aandelen of het verlenen van rechten tot het nemen van gewone aandelen;
b.	het beperken of uitsluiten van het voorkeursrecht;
c.	het doen van een aanwijzing of het verlenen van een machtiging zoals bedoeld in de Artikelen 6.1, 7.3 respectievelijk 10.2;
d.	het intrekken of herroepen van een aanwijzing of machtiging zoals bedoeld in de Artikelen 6.1, 7.3 respectievelijk 10.2;
e.	het verminderen van het geplaatste kapitaal van de Vennootschap;
f.	het doen van een uitkering ten laste van de winst of reserves van de Vennootschap;
g.	het doen van een uitkering in de vorm van gewone aandelen in het kapitaal van de Vennootschap of in natura, in plaats van in geld;
h.	het vaststellen of wijzigen van het bezoldigingsbeleid van de Vennootschap bedoeld in Artikel 18.1;
i.	het wijzigen van deze statuten;
j.	het aangaan van een fusie of splitsing;
k.	het geven van opdracht aan het Bestuur tot het doen van aangifte tot faillietverklaring van Vennootschap; en
l.	de ontbinding van de Vennootschap.
25.2
Een onderwerp dat is opgenomen in de oproeping of op dezelfde wijze is aangekondigd door of op verzoek van een of meer Vergadergerechtigden op grond van de Artikelen 21.6 en/of 21.7 wordt niet geacht te zijn voorgesteld door het Bestuur voor de toepassing van Artikel 25.1, tenzij het Bestuur uitdrukkelijk aangeeft de behandeling van dat onderwerp te steunen in de agenda van de betreffende Algemene Vergadering of in de toelichting daarop.

25.3
Onverminderd het bepaalde in Artikel 25.1, kan een besluit tot statutenwijziging of een besluit tot fusie of splitsing in de zin van Titel 7 van Boek 2 BW door de Algemene Vergadering slechts worden genomen met een meerderheid van ten minste twee derde van de uitgebrachte stemmen; deze meerderheid dient meer dan de helft van het geplaatste kapitaal te vertegenwoordigen.

VERSLAGGEVING – BOEKJAAR, JAARREKENING EN BESTUURSVERSLAG
Artikel 26
26.1	Het boekjaar van de Vennootschap is gelijk aan het kalenderjaar.
26.2	Jaarlijks binnen de betreffende wettelijke termijn maakt het Bestuur de jaarrekening en het bestuursverslag op en legt het deze voor de aandeelhouders ter inzage ten kantore van de Vennootschap.
26.3	De jaarrekening wordt ondertekend door de Bestuurders. Ontbreekt de ondertekening van een of meer hunner, dan wordt daarvan onder opgave van reden melding gemaakt.
26.4
De Vennootschap zorgt dat de opgemaakte jaarrekening, het bestuursverslag en de krachtens artikel 2:392 lid 1 BW toe te voegen gegevens vanaf de oproep voor de Algemene Vergadering, bestemd tot hun behandeling, te haren kantore aanwezig zijn. De Vergadergerechtigden kunnen de stukken aldaar inzien en er kosteloos een afschrift van verkrijgen.

26.5	De jaarrekening wordt vastgesteld door de Algemene Vergadering.
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VERSLAGGEVING – ACCOUNTANTSONDERZOEK
Artikel 27
27.1
De Algemene Vergadering verleent opdracht tot onderzoek van de jaarrekening aan een externe accountant zoals bedoeld in artikel 2:393 BW. Gaat de Algemene Vergadering daartoe niet over, dan is het Bestuur bevoegd.

27.2
De opdracht kan worden ingetrokken door de Algemene Vergadering en door degene die haar heeft verleend. De opdracht kan enkel worden ingetrokken om gegronde redenen; daartoe behoort niet een meningsverschil over methoden van verslaggeving of controlewerkzaamheden.

UITKERINGEN – ALGEMEEN
Artikel 28
28.1
Een uitkering kan slechts worden gedaan voor zover het eigen vermogen van de Vennootschap groter is dan het bedrag van het gestorte en opgevraagde deel van haar kapitaal vermeerderd met de reserves die krachtens de wet moeten worden aangehouden.

28.2
Het Bestuur kan besluiten om een tussentijdse uitkering te doen, indien aan het vereiste van Artikel 28.1 is voldaan blijkens een tussentijdse vermogensopstelling die is opgesteld overeenkomstig artikel 2:105 lid 4 BW.

28.3	Uitkeringen worden gedaan naar evenredigheid van het totale nominale bedrag van de gewone aandelen.
28.4
De gerechtigden tot een uitkering zijn de betreffende aandeelhouders, vruchtgebruikers en pandhouders, naargelang het geval, op een daartoe door het Bestuur te bepalen datum. Deze datum zal niet eerder zijn dan de datum waarop de uitkering wordt aangekondigd.

28.5
De Algemene Vergadering kan besluiten, met inachtneming van Artikel 25, dat een uitkering, in plaats van in geld, geheel of deels wordt gedaan in de vorm van gewone aandelen in het kapitaal van de Vennootschap of in natura.

28.6
Een uitkering wordt betaalbaar gesteld op een door het Bestuur te bepalen datum en, indien het een uitkering in geld betreft, in een of meer door het Bestuur te bepalen valuta's. Indien het een uitkering in natura betreft, bepaalt het Bestuur welke waarde aan die uitkering wordt toegekend voor de boekhoudkundige verwerking daarvan door de Vennootschap met inachtneming van het toepasselijke recht (waaronder begrepen de van toepassing zijnde boekhoudmethodes).

28.7	Een vordering tot betaling van een uitkering vervalt na verloop van vijf jaren nadat de uitkering betaalbaar werd gesteld.
28.8
Bij de berekening van het bedrag of de verdeling van een uitkering tellen de gewone aandelen die de Vennootschap in haar kapitaal houdt niet mee. Aan de Vennootschap wordt geen uitkering gedaan op door haar gehouden gewone aandelen in haar kapitaal.

UITKERINGEN – RESERVES
Artikel 29
29.1	De Algemene Vergadering is bevoegd om te besluiten tot het doen van een uitkering ten laste van de reserves van de Vennootschap met inachtneming van Artikel 25.
29.2
Het Bestuur kan besluiten om op gewone aandelen te storten bedragen (waaronder begrepen bedragen die het nominaal bedrag van de betreffende gewone aandelen te boven gaan) ten laste te brengen van de reserves van de Vennootschap, ongeacht of die gewone aandelen worden uitgegeven aan bestaande aandeelhouders.

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UITKERINGEN – WINST
Artikel 30
30.1	Met inachtneming van Artikel 28.1, wordt de winst die uit de jaarrekening van de Vennootschap over een boekjaar blijkt als volgt en in de onderstaande volgorde aangewend:
a.	het Bestuur bepaalt welk deel van de winst wordt toegevoegd aan de reserves van de Vennootschap; en
b.	met inachtneming van Artikel 25, staat de resterende winst ter beschikking van de Algemene Vergadering voor uitkering op de gewone aandelen.
30.2	Uitkering van winst geschiedt, met inachtneming van Artikel 28.1, na de vaststelling van de jaarrekening waaruit blijkt dat zij geoorloofd is.
ONTBINDING EN VEREFFENING
Artikel 31
31.1	Indien de Vennootschap wordt ontbonden, geschiedt de vereffening door het Bestuur, tenzij de Algemene Vergadering anders bepaalt.
31.2	Tijdens de vereffening blijven deze statuten zoveel mogelijk van kracht.
31.3	Hetgeen van het vermogen resteert na de betaling van alle schulden van de Vennootschap, wordt uitgekeerd aan de aandeelhouders.
31.4
Nadat de Vennootschap heeft opgehouden te bestaan, worden haar boeken, bescheiden en andere gegevensdragers bewaard gedurende de wettelijk voorgeschreven termijn door degene die daartoe in het besluit van de Algemene Vergadering tot ontbinding van de Vennootschap is aangewezen. Indien de Algemene Vergadering een dergelijke persoon niet heeft aangewezen, zullen de vereffenaars daartoe overgaan.

FEDERAAL FORUMBEDING
Artikel 32
Tenzij anders schriftelijk toegestaan door de Vennootschap, zijn de federale arrondissementsrechtbanken (federal district courts) van de Verenigde Staten van Amerika het enige en exclusieve forum voor een klacht waaronder een rechtsvordering die wordt ingesteld uit hoofde van de Amerikaanse Securities Act of 1933, zoals gewijzigd, voor zover toegestaan onder het toepasselijke recht.
SLOTVERKLARING
De comparant verklaarde ten slotte dat blijkens het Uittreksel is de comparant gemachtigd om deze akte te doen verlijden.
De comparant is mij, notaris, bekend.
Deze akte is verleden te Amsterdam op de dag aan het begin van deze akte vermeld.
Nadat vooraf door mij, notaris, de zakelijke inhoud van deze akte aan de comparant is medegedeeld en door mij, notaris, is toegelicht, heeft de comparant verklaard van de inhoud daarvan te hebben kennisgenomen, met de inhoud in te stemmen en op volledige voorlezing daarvan geen prijs te stellen. Onmiddellijk na beperkte voorlezing is deze akte door de comparant en mij, notaris, ondertekend.
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Annex A-2

Deed of Amendment I
This is a translation into English of the deed of amendment to the articles of association of a public limited liability company under Dutch law. In the event of a conflict between the English and Dutch texts, the Dutch text shall prevail.
DEED OF AMENDMENT TO THE ARTICLES OF ASSOCIATION OF
ATAI LIFE SCIENCES N.V.
On this, the [date] two thousand and twenty-five, appeared before me, Paul Cornelis Simon van der Bijl, civil law notary at Amsterdam:
[ND under power of attorney].
The person appearing before me declared that the general meeting of shareholders of ATAI Life Sciences N.V., a public company with limited liability, having its corporate seat in Amsterdam (address: Wallstraße 16, 10179 Berlin, Germany, trade register number: 80299776), held at Amsterdam, the Netherlands, on the [date] two thousand and twenty-five (the “Meeting”) has resolved to amend the Company's articles of association (the “Articles of Association”) in their entirety.
A copy of an extract of the minutes reflecting the resolutions passed at the Meeting (the “Extract”) shall be attached to this Deed as an annex.
The Articles of Association were most recently amended by a deed executed on the first day of July two thousand and twenty-two before Jan-Mathijs Petrus Hermans, civil law notary in Amsterdam.
In order to carry out the abovementioned decision to amend the Articles of Association, the person appearing declared to hereby amend the Articles of Association in their entirety, as set out below:
DEFINITIONS AND INTERPRETATION
Article 1
1.1	In these articles of association the following definitions shall apply:

Article	An article of these articles of association.
Board	The Company's board of directors.
Board Rules	The internal rules applicable to the Board, as drawn up by the Board.
CEO	The Company's chief executive officer.
Chairman	The chairman of the Board.
Company	The company to which these articles of association pertain.
DCC	The Dutch Civil Code.
Director	A member of the Board.
Executive Director	An executive Director.
General Meeting	The Company's general meeting.
Group Company	An entity or partnership which is organisationally connected with the Company in an economic unit within the meaning of Section 2:24b DCC.
Indemnified Officer	A current or former Director or such other current or former officer or employee of the Company or its Group Companies as designated by the Board.
Meeting Rights
With respect to the Company, the rights attributed by law to the holders of depository receipts issued for shares with a company's cooperation, including the right to attend and address a General Meeting.

Non-Executive Director	A non-executive Director.

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Person with Meeting Rights	A shareholder, a usufructuary or pledgee with voting rights or a holder of depository receipts for ordinary shares issued with the Company's cooperation.
Record Date	The date of registration for a General Meeting as provided by law.
Simple Majority	More than half of the votes cast.
Subsidiary	A subsidiary of the Company within the meaning of Section 2:24a DCC.
Vice-Chairman	The vice-chairman of the Board.

1.2	Unless the context requires otherwise, references to “ordinary shares” or “shareholders” are to ordinary shares in the Company's capital or to the holders thereof, respectively.
1.3	References to statutory provisions are to those provisions as they are in force from time to time.
1.4	Terms that are defined in the singular have a corresponding meaning in the plural.
1.5	Words denoting a gender include each other gender.
1.6	Except as otherwise required by law, the terms “written” and “in writing” include the use of electronic means of communication.
NAME AND SEAT
Article 2
2.1	The Company's name is ATAI Life Sciences N.V.
2.2	The Company has its corporate seat in Amsterdam. The Company has its office in Berlin, Germany, and may also have branch offices elsewhere, in and outside the Netherlands.[1]
OBJECTS
Article 3
The Company's objects are:
a.	to worldwide develop biotech companies by utilizing a decentralized, technology and data-driven platform model to serve millions of people suffering from mental illness;
b.	to acquire and efficiently develop innovative treatments that meet significant unmet medical needs and that lead to paradigm shifts in the field of mental health;
c.	to incorporate, to participate in, to finance, to hold any other interest in and to conduct the management or supervision of other entities, companies, partnerships and businesses;
d.	to acquire, to manage, to invest, to exploit, to encumber and to dispose of assets and liabilities;
e.
to furnish guarantees, to provide security, to warrant performance in any other way and to assume liability, whether jointly and severally or otherwise, in respect of obligations of Group Companies or other parties; and

f.	to do anything which, in the widest sense, is connected with or may be conducive to the objects described above.
SHARES - AUTHORISED SHARE CAPITAL AND DEPOSITORY RECEIPTS
Article 4
4.1	The Company's authorised share capital amounts to seventy-five million euro (EUR 75,000,000).
4.2	The authorised share capital is divided into seven hundred and fifty million (750,000,000) ordinary shares, each having a nominal value of ten eurocents (EUR 0.10).
[1]
Drafting note: It is proposed that this provision will be further amended upon the execution of the Deed of Amendment II (as defined in the accompanying proxy statement of the Company (the “Proxy Statement”)).

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4.3
The Board may resolve that one or more ordinary shares are divided into such number of fractional ordinary shares as may be determined by the Board. Unless specified differently, the provisions of these articles of association concerning ordinary shares and shareholders apply mutatis mutandis to fractional ordinary shares and the holders thereof, respectively.

4.4	The Company may cooperate with the issue of depository receipts for ordinary shares in its capital.
SHARES - FORM AND SHARE REGISTER
Article 5
5.1
All ordinary shares are in registered form. The Company may issue share certificates for ordinary shares in registered form as may be approved by the Board. Each Director is authorised to sign any such share certificate on behalf of the Company.

5.2	Ordinary shares shall be numbered consecutively, starting from 1.
5.3
The Board shall keep a register setting out the names and addresses of all shareholders and all holders of a usufruct or pledge in respect of ordinary shares. The register shall also set out any other particulars that must be included in the register pursuant to applicable law. Part of the register may be kept outside the Netherlands to comply with applicable local law or pursuant to stock exchange rules.

5.4
Shareholders, usufructuaries and pledgees shall provide the Board with the necessary particulars in a timely fashion. Any consequences of not, or incorrectly, notifying such particulars shall be borne by the party concerned.

5.5	All notifications may be sent to shareholders, usufructuaries and pledgees at their respective addresses as set out in the register.
SHARES - ISSUE
Article 6
6.1
The Company can only issue ordinary shares pursuant to a resolution of the General Meeting or of another body authorised by the General Meeting for this purpose for a specified period not exceeding five years. When granting such authorisation, the number of ordinary shares that may be issued must be specified. The authorisation may be extended, in each case for a period not exceeding five years. Unless stipulated differently when granting the authorisation, the authorisation cannot be revoked. For as long as and to the extent that another body has been authorised to resolve to issue ordinary shares, the General Meeting shall not have this authority.

6.2
Article 6.1 applies mutatis mutandis to the granting of rights to subscribe for ordinary shares, but does not apply in respect of issuing ordinary shares to a party exercising a previously acquired right to subscribe for ordinary shares.

6.3	The Company may not subscribe for ordinary shares in its own capital.
SHARES - PRE-EMPTION RIGHTS
Article 7
7.1	Upon an issue of ordinary shares, each shareholder shall have a pre-emption right in proportion to the aggregate nominal value of his ordinary shares.
7.2	In deviation of Article 7.1, shareholders do not have pre-emption rights in respect of:
a.	ordinary shares issued against non-cash contribution; or
b.	ordinary shares issued to employees of the Company or of a Group Company.
7.3
The Company shall announce an issue with pre-emption rights and the period during which those rights can be exercised in the State Gazette and in a daily newspaper with national distribution, unless the announcement is sent in writing to all shareholders at the addresses submitted by them.

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7.4	Pre-emption rights may be exercised for a period of at least two weeks after the date of announcement in the State Gazette or after the announcement was sent to the shareholders.
7.5
Pre-emption rights may be limited or excluded by a resolution of the General Meeting or of the body authorised as referred to in Article 6.1, if that body was authorised by the General Meeting for this purpose for a specified period not exceeding five years. The authorisation may be extended, in each case for a period not exceeding five years. Unless stipulated differently when granting the authorisation, the authorisation cannot be revoked. For as long as and to the extent that another body has been authorised to resolve to limit or exclude pre-emption rights, the General Meeting shall not have this authority.

7.6
A resolution of the General Meeting to limit or exclude pre-emption rights, or to grant an authorisation as referred to in Article 7.5, shall require a majority of at least two thirds of the votes cast if less than half of the issued share capital is represented at the General Meeting.

7.7
The preceding provisions of this Article 7 apply mutatis mutandis to the granting of rights to subscribe for ordinary shares, but do not apply in respect of issuing ordinary shares to a party exercising a previously acquired right to subscribe for ordinary shares.

SHARES - PAYMENT
Article 8
8.1
Without prejudice to Section 2:80(2) DCC, the nominal value of an ordinary share and, if the ordinary share is subscribed for at a higher price, the difference between these amounts must be paid up upon subscription for that ordinary share.

8.2	Ordinary shares must be paid up in cash, except to the extent that payment by means of a contribution in another form has been agreed.
8.3
Payment in a currency other than the euro can only be made with the Company's consent. Where such a payment is made, the payment obligation is satisfied for the amount in euro for which the paid amount can be freely exchanged. Without prejudice to the last sentence of Section 2:80a(3) DCC, the date of the payment determines the exchange rate.

SHARES - FINANCIAL ASSISTANCE
Article 9
9.1
The Company may not provide security, give a price guarantee, warrant performance in any other way or commit itself jointly and severally or otherwise with or for others with a view to the subscription for or acquisition of ordinary shares or depository receipts for ordinary shares in its capital by others. This prohibition applies equally to Subsidiaries.

9.2
The Company and its Subsidiaries may not provide loans with a view to the subscription for or acquisition of ordinary shares or depository receipts for ordinary shares in the Company's capital by others, unless the Board resolves to do so and Section 2:98c DCC is observed.

9.3
The preceding provisions of this Article 9 do not apply if ordinary shares or depository receipts for ordinary shares are subscribed for or acquired by or for employees of the Company or of a Group Company.

SHARES - ACQUISITION OF OWN SHARES
Article 10
10.1	The acquisition by the Company of ordinary shares in its own capital which have not been fully paid up shall be null and void.
10.2
The Company may only acquire fully paid up ordinary shares in its own capital for no consideration or if and to the extent that the General Meeting has authorised the Board for this purpose and all other relevant statutory requirements of Section 2:98 DCC are observed.

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10.3
An authorisation as referred to in Article 10.2 remains valid for no longer than eighteen months. When granting such authorisation, the General Meeting shall determine the number of ordinary shares that may be acquired, how they may be acquired and within which range the acquisition price must be. An authorisation shall not be required for the Company to acquire ordinary shares in its own capital in order to transfer them to employees of the Company or of a Group Company pursuant to an arrangement applicable to them, provided that these ordinary shares are included on the price list of a stock exchange.

10.4
The balance sheet referred to in Section 2:98(3) DCC shall either be the balance sheet included in the Company's most recently adopted annual accounts or, if applicable, a balance sheet with a more recent balance sheet date adopted by the Board or by the General Meeting at the proposal of the Board.

10.5
Without prejudice to Articles 10.1 through 10.4, the Company may acquire ordinary shares in its own capital for cash consideration or for consideration satisfied in the form of assets. In the case of a consideration being satisfied in the form of assets, the value thereof, as determined by the Board, must be within the range stipulated by the General Meeting as referred to in Article 10.3.

10.6	The previous provisions of this Article 10 do not apply to ordinary shares acquired by the Company under universal title of succession.
10.7	In this Article 10, references to ordinary shares include depository receipts for ordinary shares.
SHARES - REDUCTION OF ISSUED SHARE CAPITAL
Article 11
11.1
The General Meeting can resolve to reduce the Company's issued share capital by cancelling ordinary shares or by reducing the nominal value of ordinary shares by virtue of an amendment to these articles of association. The resolution must designate the ordinary shares to which the resolution relates and it must provide for the implementation of the resolution.

11.2	A resolution to cancel ordinary shares may only relate to ordinary shares held by the Company itself or in respect of which the Company holds the depository receipts.
11.3
A resolution of the General Meeting to reduce the Company's issued share capital shall require a majority of at least two thirds of the votes cast if less than half of the issued share capital is represented at the General Meeting.

SHARES - ISSUE AND TRANSFER REQUIREMENTS
Article 12
12.1
Except as otherwise provided or allowed by Dutch law, the issue or transfer of an ordinary share shall require a deed to that effect and, in the case of a transfer and unless the Company itself is a party to the transaction, acknowledgement of the transfer by the Company.

12.2	The acknowledgement shall be set out in the deed or shall be made in such other manner as prescribed by law.
12.3
For as long as any ordinary shares are admitted to trading on the New York Stock Exchange, the NASDAQ Stock Market or on any other regulated stock exchange located in the United States of America, the laws of the State of New York shall apply to the property law aspects of the ordinary shares reflected in the register administered by the relevant transfer agent, without prejudice to the applicable provisions of Chapters 4 and 5 of Title 10 of Book 10 DCC.

SHARES - USUFRUCT AND PLEDGE
Article 13
13.1	Ordinary shares can be encumbered with a usufruct or pledge.
13.2	The voting rights attached to an ordinary share which is subject to a usufruct or pledge vest in the shareholder concerned.
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13.3	In deviation of Article 13.2, the holder of a usufruct or pledge on ordinary shares shall have the voting rights attached thereto if this was provided when the usufruct or pledge was created.
13.4	Usufructuaries and pledgees without voting rights shall not have Meeting Rights.
BOARD - COMPOSITION
Article 14
14.1	The Company has a Board consisting of:
a.	one or more Executive Directors, being primarily charged with the Company's day-to-day operations; and
b.	one or more Non-Executive Directors, being primarily charged with the supervision of the performance of the duties of the Directors.
The Board shall be composed of individuals.
14.2	The Board shall determine the number of Executive Directors and the number of Non-Executive Directors.
14.3
The Board shall elect an Executive Director to be the CEO. The Board may dismiss the CEO, provided that the CEO so dismissed shall subsequently continue his term of office as an Executive Director without having the title of CEO.

14.4
The Board shall elect a Non-Executive Director to be the Chairman and may elect another Non-Executive Director to be the Vice-Chairman. The Board may dismiss the Chairman or Vice-Chairman, provided that the Chairman or Vice-Chairman so dismissed shall subsequently continue his term of office as a Non-Executive Director without having the title of Chairman or Vice-Chairman, respectively.

14.5
If a Director is absent or unable to act, he may be replaced temporarily by a person whom the Board has designated for that purpose and, until then, the other Director(s) shall be charged with the management of the Company. If all Directors are absent or unable to act, the management of the Company shall be attributed to the person who most recently ceased to hold office as the Chairman. If such former Chairman is unwilling or unable to accept that position, the management of the Company shall be attributed to the person who most recently ceased to hold office as the CEO. If such former CEO is also unwilling or unable to accept that position, the management of the Company shall be attributed to one or more persons whom the General Meeting has designated for that purpose. The person(s) charged with the management of the Company in this manner, may designate one or more persons to be charged with the management of the Company instead of, or together with, such person(s).

14.6	A Director shall be considered to be absent or unable to act, as applicable, within the meaning of Article 14.5:
a.	during the existence of a vacancy on the Board, including as a result of:
i.	his death;
ii.	his dismissal by the General Meeting, other than at the proposal of the Board; or
iii.	his voluntary resignation before his term of office has expired;
iv.	not being reappointed by the General Meeting, notwithstanding a (binding) nomination to that effect by the Board, provided that the Board may always decide to decrease the number of Directors such that a vacancy no longer exists; or
b.	during his suspension; or
c.
in a period during which the Company has not been able to contact him (including as a result of illness), provided that such period lasted longer than five consecutive days (or such other period as determined by the Board on the basis of the facts and circumstances at hand).

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BOARD - APPOINTMENT, SUSPENSION AND DISMISSAL
Article 15
15.1	The General Meeting shall appoint the Directors and may at any time suspend or dismiss any Director. In addition, the Board may at any time suspend an Executive Director.
15.2
The General Meeting can only appoint Directors upon a nomination by the Board and provided that at least half of the Executive Directors, including the CEO, must reside in Germany. The General Meeting may at any time resolve to render such nomination to be non-binding by a majority of at least two thirds of the votes cast representing more than half of the issued share capital. If a nomination is rendered non-binding, a new nomination shall be made by the Board taking into account that at least half of the Executive Directors, including the CEO, must reside in Germany. If the nomination comprises one candidate for a vacancy, a resolution concerning the nomination shall result in the appointment of the candidate, unless the nomination is rendered non-binding. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.[2]

15.3	Upon the appointment of a person as a Director, the General Meeting shall determine whether that person is appointed as Executive Director or as Non-Executive Director.
15.4
At a General Meeting, a resolution to appoint a Director can only be passed in respect of candidates whose names are stated for that purpose in the agenda of that General Meeting or the explanatory notes thereto.

15.5
A resolution of the General Meeting to suspend or dismiss a Director shall require a majority of at least two thirds of the votes cast representing more than half of the issued share capital, unless the resolution is passed at the proposal of the Board. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.

15.6	If a Director is suspended and the General Meeting does not resolve to dismiss him within three months from the date of such suspension, the suspension shall lapse.
BOARD - DUTIES AND ORGANISATION
Article 16
16.1
The Board is charged with the management of the Company, subject to the restrictions contained in these articles of association. This includes in any event setting the Company's policy and strategy. In performing their duties, Directors shall be guided by the interests of the Company and of the business connected with it.

16.2
The Board shall draw up Board Rules concerning its organisation, decision-making and other internal matters, with due observance of these articles of association. In performing their duties, the Directors shall act in compliance with the Board Rules.

16.3	The Directors may allocate their duties amongst themselves in or pursuant to the Board Rules or otherwise pursuant to resolutions adopted by the Board, provided that:
a.	the Executive Directors shall be charged with the Company's day-to-day operations;
b.	the task of supervising the performance of the duties of the Directors cannot be taken away from the Non-Executive Directors;
c.	the Chairman must be a Non-Executive Director; and
d.	the making of proposals for the appointment of a Director and the determination of the compensation of the Executive Directors cannot be allocated to an Executive Director.
16.4
The Board may determine in writing, in or pursuant to the Board Rules or otherwise pursuant to resolutions adopted by the Board, that one or more Directors can validly pass resolutions in respect of matters which fall under his/their duties.

[2]	Drafting note: It is proposed that this provision will be further amended upon the execution of the Deed of Amendment II (as defined in the Proxy Statement).
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16.5
The Board shall establish the committees which the Company is required to have and otherwise such committees as are deemed to be appropriate by the Board. The Board shall draw up (and/or include in the Board Rules) rules concerning the organisation, decision-making and other internal matters of its committees.

16.6	The Board may perform the legal acts referred to in Section 2:94(1) DCC without the prior approval of the General Meeting.
BOARD - DECISION-MAKING
Article 17
17.1	Without prejudice to Article 17.5, each Director may cast one vote in the decision-making of the Board.
17.2	A Director can be represented by another Director holding a written proxy for the purpose of the deliberations and the decision-making of the Board.
17.3	Resolutions of the Board shall be passed, irrespective of whether this occurs at a meeting or otherwise, by Simple Majority unless the Board Rules provide differently.
17.4
Invalid votes, blank votes and abstentions shall not be counted as votes cast. Directors who casted an invalid or blank vote or who abstained from voting shall be taken into account when determining the number of Directors who are present or represented at a meeting of the Board.

17.5
Where there is a tie in any vote of the Board, the Chairman shall have a casting vote, provided that there are at least three Directors in office. Otherwise, the relevant resolution shall not have been passed.

17.6	The Executive Directors shall not participate in the decision-making concerning:
a.	the determination of the compensation of Executive Directors; and
b.	the instruction of an auditor to audit the annual accounts if the General Meeting has not granted such instruction.
17.7
A Director shall not participate in the deliberations and decision-making of the Board on a matter in relation to which he has a direct or indirect personal interest which conflicts with the interests of the Company and of the business connected with it. If, as a result thereof, no resolution can be passed by the Board, the resolution may nevertheless be passed by the Board as if none of the Directors has a conflict of interests as described in the previous sentence.

17.8
Meetings of the Board will be held in Germany, unless the Board has explicitly determined otherwise.[3] Meetings of the Board can be held through audio-communication facilities, unless a Director objects thereto.

17.9
Resolutions of the Board may, instead of at a meeting, be passed in writing, provided that all Directors are familiar with the resolution to be passed and none of them objects to this decision-making process. Articles 17.1 through 17.7 apply mutatis mutandis.

17.10	The approval of the General Meeting is required for resolutions of the Board concerning a material change to the identity or the character of the Company or the business, including in any event:
a.	transferring the business or materially all of the business to a third party;
b.
entering into or terminating a long-lasting alliance of the Company or of a Subsidiary either with another entity or company, or as a fully liable partner of a limited partnership or general partnership, if this alliance or termination is of significant importance for the Company; and

[3]	Drafting note: It is proposed that this provision will be further amended upon the execution of the Deed of Amendment II (as defined in the Proxy Statement).
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c.
acquiring or disposing of an interest in the capital of a company by the Company or by a Subsidiary with a value of at least one third of the value of the assets, according to the balance sheet with explanatory notes or, if the Company prepares a consolidated balance sheet, according to the consolidated balance sheet with explanatory notes in the Company's most recently adopted annual accounts.

17.11
The absence of the approval of the General Meeting of a resolution as referred to in Article 17.10 shall result in the relevant resolution being null and void pursuant to Section 2:14(1) DCC but shall not affect the powers of representation of the Board or of the Directors.

BOARD - COMPENSATION
Article 18
18.1	The General Meeting shall determine the Company's policy concerning the compensation of the Board with due observance of the relevant statutory requirements.
18.2	The compensation of Directors shall be determined by the Board with due observance of the policy referred to in Article 18.1.
18.3
The Board shall submit proposals concerning compensation arrangements for the Board in the form of ordinary shares or rights to subscribe for ordinary shares to the General Meeting for approval. This proposal must at least include the number of ordinary shares or rights to subscribe for ordinary shares that may be awarded to the Board and which criteria apply for such awards or changes thereto. The absence of the approval of the General Meeting shall not affect the powers of representation.

BOARD - REPRESENTATION
Article 19
19.1	The Board is entitled to represent the Company.
19.2	The power to represent the Company also vests in the CEO individually, as well as in any other two Executive Directors acting jointly.
19.3
The Company may also be represented by the holder of a power of attorney to that effect. If the Company grants a power of attorney to an individual, the Board may grant an appropriate title to such person.

INDEMNITY
Article 20
20.1	The Company shall indemnify and hold harmless each of its Indemnified Officers against:
a.	any financial losses or damages incurred by such Indemnified Officer; and
b.
any expense reasonably paid or incurred by such Indemnified Officer in connection with any threatened, pending or completed suit, claim, action or legal proceedings of a civil, criminal, administrative or other nature, formal or informal, in which he becomes involved, to the extent this relates to his current or former position with the Company and/or a Group Company and in each case to the extent permitted by applicable law.
20.2	No indemnification shall be given to an Indemnified Officer:
a.
if a competent court or arbitral tribunal has established, without having (or no longer having) the possibility for appeal, that the acts or omissions of such Indemnified Officer that led to the financial losses, damages, expenses, suit, claim, action or legal proceedings as described in Article 20.1 are of an unlawful nature (including acts or omissions which are considered to constitute malice, gross negligence, intentional recklessness and/or serious culpability attributable to such Indemnified Officer);

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b.
to the extent that his financial losses, damages and expenses are covered under insurance and the relevant insurer has settled, or has provided reimbursement for, these financial losses, damages and expenses (or has irrevocably undertaken to do so);

c.
in relation to proceedings brought by such Indemnified Officer against the Company, except for proceedings brought to enforce indemnification to which he is entitled pursuant to these articles of association, pursuant to an agreement between such Indemnified Officer and the Company which has been approved by the Board or pursuant to insurance taken out by the Company for the benefit of such Indemnified Officer; or

d.	for any financial losses, damages or expenses incurred in connection with a settlement of any proceedings effected without the Company's prior consent.
20.3	The Board may stipulate additional terms, conditions and restrictions in relation to the indemnification referred to in Article 20.1.
GENERAL MEETING - CONVENING AND HOLDING MEETINGS
Article 21
21.1	Annually, at least one General Meeting shall be held. This annual General Meeting shall be held within six months after the end of the Company's financial year.
21.2	A General Meeting shall also be held:
a.
within three months after the Board has considered it to be likely that the Company's equity has decreased to an amount equal to or lower than half of its paid up and called up capital, in order to discuss the measures to be taken if so required; and

b.	whenever the Board so decides.
21.3
Subject to Article 21.4, General Meetings must be held in the place where the Company has its corporate seat or in Arnhem, Assen, The Hague, Haarlem, 's-Hertogenbosch, Groningen, Leeuwarden, Lelystad, Maastricht, Middelburg, Rotterdam, Schiphol (Haarlemmermeer), Utrecht or Zwolle.

21.4
If and when allowed pursuant to applicable law, the Board may also decide whether (and if so, under what conditions, subject to the conditions required under applicable law) the General Meeting shall also or exclusively be accessible through the use of electronic means. In that case, references in these articles of association to attendance of a General Meeting shall include attendance by electronic means and Article 23.2, with the exception of the first sentence of Article 23.2, shall apply mutatis mutandis in respect of attendance by electronic means.

21.5
If the Board has failed to ensure that a General Meeting as referred to in Articles 21.1 or 21.2 paragraph a. is held, each Person with Meeting Rights may be authorised by the court in preliminary relief proceedings to do so.

21.6
One or more Persons with Meeting Rights who collectively represent at least the part of the Company's issued share capital prescribed by law for this purpose may request the Board in writing to convene a General Meeting, setting out in detail the matters to be discussed. If the Board has not taken the steps necessary to ensure that the General Meeting could be held within the relevant statutory period after the request, the requesting Person(s) with Meeting Rights may be authorised, at his/their request, by the court in preliminary relief proceedings to convene a General Meeting.

21.7
Any matter of which the discussion has been requested in writing by one or more Persons with Meeting Rights who, individually or collectively, represent at least the part of the Company's issued share capital prescribed by law for this purpose shall be included in the convening notice or announced in the same manner, if the Company has received the substantiated request or a proposal for a resolution no later than on the sixtieth day prior to that of the General Meeting.

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21.8
Persons with Meeting Rights who wish to exercise their rights as described in Articles 21.6 and 21.7 must first consult the Board. In that respect, the Board shall have, and Persons with Meeting Rights must observe, the right to invoke any cooling-off period and response period provided under applicable law and/or the Dutch Corporate Governance Code.

21.9	A General Meeting must be convened with due observance of the relevant statutory minimum convening period.
21.10
All Persons with Meeting Rights must be convened for the General Meeting in accordance with applicable law. The shareholders may be convened for the General Meeting by means of convening letters sent to the addresses of those shareholders in accordance with Article 5.5. The previous sentence does not prejudice the possibility of sending a convening notice by electronic means in accordance with Section 2:113(4) DCC.

GENERAL MEETING - PROCEDURAL RULES
Article 22
22.1	The General Meeting shall be chaired by one of the following individuals, taking into account the following order of priority:
a.	by the Chairman, if there is a Chairman and he is present at the General Meeting;
b.	by the Vice-Chairman, if there is a Vice-Chairman and he is present at the General Meeting;
c.	by another Non-Executive Director who is chosen by the Non-Executive Directors present at the General Meeting from their midst;
d.	by the CEO, if there is a CEO and he is present at the General Meeting; or
e.	by another person appointed by the General Meeting.
The person who should chair the General Meeting pursuant to paragraphs a. through d. may appoint another person to chair the General Meeting instead of him.
22.2
The chairman of the General Meeting shall appoint another person present at the General Meeting to act as secretary and to minute the proceedings at the General Meeting. The minutes of a General Meeting shall be adopted by the chairman of that General Meeting or by the Board. Where an official report of the proceedings is drawn up by a civil law notary, no minutes need to be prepared. Every Director may instruct a civil law notary to draw up such an official report at the Company's expense.

22.3	The chairman of the General Meeting shall decide on the admittance to the General Meeting of persons other than:
a.	the persons who have Meeting Rights at that General Meeting, or their proxyholders; and
b.	those who have a statutory right to attend that General Meeting on other grounds.
22.4
The holder of a written proxy from a Person with Meeting Rights who is entitled to attend a General Meeting shall only be admitted to that General Meeting if the proxy is determined to be acceptable by the chairman of that General Meeting.

22.5
The Company may direct that any person, before being admitted to a General Meeting, identify himself by means of a valid passport or driver's license and/or should be submitted to such security arrangements as the Company may consider to be appropriate under the given circumstances. Persons who do not comply with these requirements may be refused entry to the General Meeting.

22.6	The chairman of the General Meeting has the right to eject any person from the General Meeting if he considers that person to disrupt the orderly proceedings at the General Meeting.
22.7	The General Meeting may be conducted in a language other than the Dutch language, if so determined by the chairman of the General Meeting.
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22.8
The chairman of the General Meeting may limit the amount of time that persons present at the General Meeting are allowed to take in addressing the General Meeting and the number of questions they are allowed to raise, with a view to safeguarding the orderly proceedings at the General Meeting. The chairman of the General Meeting may also adjourn the meeting if he considers that this shall safeguard the orderly proceedings at the General Meeting.

GENERAL MEETING - EXERCISE OF MEETING AND VOTING RIGHTS
Article 23
23.1
Each Person with Meeting Rights has the right to attend, address and, if applicable, vote at General Meetings, whether in person or represented by the holder of a written proxy. Holders of fractional ordinary shares together constituting the nominal value of an ordinary share shall exercise these rights collectively, whether through one of them or through the holder of a written proxy.

23.2
The Board may decide that each Person with Meeting Rights is entitled, whether in person or represented by the holder of a written proxy, to participate in, address and, if applicable, vote at the General Meeting by electronic means of communication. For the purpose of applying the preceding sentence it must be possible, by electronic means of communication, for the Person with Meeting Rights to be identified, to observe in real time the proceedings at the General Meeting and, if applicable, to vote. The Board may impose conditions on the use of the electronic means of communication, provided that these conditions are reasonable and necessary for the identification of the Person with Meeting Rights and the reliability and security of the communication. Such conditions must be announced in the convening notice.

23.3
The Board can also decide that votes cast through electronic means of communication or by means of a letter prior to the General Meeting are considered to be votes that are cast during the General Meeting. These votes shall not be cast prior to the Record Date.

23.4
For the purpose of Articles 23.1 through 23.3, those who have voting rights and/or Meeting Rights on the Record Date and are recorded as such in a register designated by the Board shall be considered to have those rights, irrespective of whoever is entitled to the ordinary shares or depository receipts at the time of the General Meeting. Unless Dutch law requires otherwise, the Board is free to determine, when convening a General Meeting, whether the previous sentence applies.

23.5
Each Person with Meeting Rights must notify the Company in writing of his identity and his intention to attend the General Meeting. This notice must be received by the Company ultimately on the seventh day prior to the General Meeting, unless indicated otherwise when such General Meeting is convened. Persons with Meeting Rights that have not complied with this requirement may be refused entry to the General Meeting.

GENERAL MEETING - DECISION-MAKING
Article 24
24.1
Each ordinary share shall give the right to cast one vote at the General Meeting. Fractional ordinary shares, if any, collectively constituting the nominal value of an ordinary share shall be considered to be equivalent to such ordinary share.

24.2
No vote can be cast at a General Meeting in respect of an ordinary share belonging to the Company or a Subsidiary or in respect of an ordinary share for which any of them holds the depository receipts. Usufructuaries and pledgees of ordinary shares belonging to the Company or its Subsidiaries are not, however, precluded from exercising their voting rights if the usufruct or pledge was created before the relevant ordinary share belonged to the Company or a Subsidiary. Neither the Company nor a Subsidiary can vote ordinary shares in respect of which it holds a usufruct or a pledge.

24.3
Unless a greater majority is required by law or by these articles of association, all resolutions of the General Meeting shall be passed by Simple Majority. If applicable law requires a greater majority for resolutions of the General Meeting and allows the articles of association to provide for a lower majority, those resolutions shall be passed with the lowest possible majority, except if these articles of association explicitly provide otherwise.

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24.4
Subject to any provision of mandatory Dutch law and any higher quorum requirement stipulated by these articles of association, if the Company is subject to a requirement under applicable securities laws or listing rules that the General Meeting can only pass certain resolutions if a certain part of the Company's issued share capital is represented at such General Meeting, then such resolutions shall be subject to such quorum as specified by such securities laws or listing rules and a second meeting as referred to in Section 2:120(3) DCC cannot be convened.

24.5
Invalid votes, blank votes and abstentions shall not be counted as votes cast. Ordinary shares in respect of which an invalid or blank vote has been cast and ordinary shares in respect of which an abstention has been made shall be taken into account when determining the part of the issued share capital that is represented at a General Meeting.

24.6	Where there is a tie in any vote of the General Meeting, the relevant resolution shall not have been passed.
24.7	The chairman of the General Meeting shall decide on the method of voting and the voting procedure at the General Meeting.
24.8
The determination during the General Meeting made by the chairman of that General Meeting with regard to the results of a vote shall be decisive. If the accuracy of the chairman's determination is contested immediately after it has been made, a new vote shall take place if the majority of the General Meeting so requires or, where the original vote did not take place by response to a roll call or in writing, if any party with voting rights who is present so requires. The legal consequences of the original vote shall lapse as a result of the new vote.

24.9
The Board shall keep a record of the resolutions passed. The record shall be available at the Company's office for inspection by Persons with Meeting Rights. Each of them shall, upon request, be provided with a copy of or extract from the record, at no more than the cost price.

24.10
Shareholders may pass resolutions outside a meeting, unless the Company has cooperated with the issuance of depository receipts for ordinary shares in its capital. Such resolutions can only be passed by a unanimous vote of all shareholders with voting rights. The votes shall be cast in writing and may be cast through electronic means.

24.11	The Directors shall, in that capacity, have an advisory vote at the General Meetings.
GENERAL MEETING - SPECIAL RESOLUTIONS
Article 25
25.1	The following resolutions can only be passed by the General Meeting at the proposal of the Board:
a.	the issue of ordinary shares or the granting of rights to subscribe for ordinary shares;
b.	the limitation or exclusion of pre-emption rights;
c.	the designation or granting of an authorisation as referred to in Articles 6.1, 7.5 and 10.2, respectively;
d.	the disapplication or revocation of a designation or authorisation as referred to in Articles 6.1, 7.5 and 10.2, respectively;
e.	the reduction of the Company's issued share capital;
f.	the making of a distribution from the Company's profits or reserves;
g.	the making of a distribution in the form of ordinary shares in the Company's capital or in the form of assets, instead of in cash;
h.	the adoption or amendment of the Company's compensation policy referred to in Article 18.1;
i.	the amendment of these articles of association;
j.	the entering into of a merger or demerger;
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k.	the instruction of the Board to apply for the Company's bankruptcy; and
l.	the Company's dissolution.
25.2
A matter which has been included in the convening notice or announced in the same manner by or at the request of one or more Persons with Meeting Rights pursuant to Articles 21.6 and/or 21.7 shall not be considered to have been proposed by the Board for purposes of Article 25.1, unless the Board has expressly indicated that it supports the discussion of such matter in the agenda of the General Meeting concerned or in the explanatory notes thereto.

25.3
Notwithstanding Article 25.1, a resolution to amend the Company's articles of association or a resolution for a merger or division within the meaning of Part 7 of Book 2 DCC may be passed by the General Meeting only by a majority of at least two thirds of the votes cast; that majority must represent more than half of the issued share capital.[4]

REPORTING - FINANCIAL YEAR, ANNUAL ACCOUNTS AND MANAGEMENT REPORT
Article 26
26.1	The Company's financial year shall coincide with the calendar year.
26.2	Annually, within the relevant statutory period, the Board shall prepare the annual accounts and the management report and deposit them at the Company's office for inspection by the shareholders.
26.3	The annual accounts shall be signed by the Directors. If any of their signatures is missing, this shall be mentioned, stating the reasons.
26.4
The Company shall ensure that the annual accounts, the management report and the particulars to be added pursuant to Section 2:392(1) DCC shall be available at its offices as from the convening of the General Meeting at which they are to be discussed. The Persons with Meeting Rights are entitled to inspect such documents at that location and to obtain a copy at no cost.

26.5	The annual accounts shall be adopted by the General Meeting.
REPORTING - AUDIT
Article 27
27.1
The General Meeting shall instruct an external auditor as referred to in Section 2:393 DCC to audit the annual accounts. Where the General Meeting fails to do so, the Board shall be authorised to do so.

27.2
The instruction may be revoked by the General Meeting and by the body that has granted the instruction. The instruction can only be revoked for well-founded reasons; a difference of opinion regarding the reporting or auditing methods shall not constitute such a reason.

DISTRIBUTIONS - GENERAL
Article 28
28.1	A distribution can only be made to the extent that the Company's equity exceeds the amount of the paid up and called up part of its capital plus the reserves which must be maintained by law.
28.2
The Board may resolve to make interim distributions, provided that it appears from interim accounts to be prepared in accordance with Section 2:105(4) DCC that the requirement referred to in Article 28.1 has been met .

28.3	Distributions shall be made in proportion to the aggregate nominal value of the ordinary shares.
28.4
The parties entitled to a distribution shall be the relevant shareholders, usufructuaries and pledgees, as the case may be, at a date to be determined by the Board for that purpose. This date shall not be earlier than the date on which the distribution was announced.

[4]	Drafting note: It is proposed that this provision will be further amended upon the execution of the Deed of Amendment III (as defined in the Proxy Statement).
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28.5
The General Meeting may resolve, subject to Article 25, that all or part of a distribution, instead of being made in cash, shall be made in the form of ordinary shares in the Company's capital or in the form of the Company's assets.

28.6
A distribution shall be payable on such date and, if it concerns a distribution in cash, in such currency or currencies as determined by the Board. If it concerns a distribution in the form of the Company's assets, the Board shall determine the value attributed to such distribution for purposes of recording the distribution in the Company's accounts with due observance of applicable law (including the applicable accounting principles).

28.7	A claim for payment of a distribution shall lapse after five years have expired after the distribution became payable.
28.8
For the purpose of calculating the amount or allocation of any distribution, ordinary shares held by the Company in its own capital shall not be taken into account. No distribution shall be made to the Company in respect of ordinary shares held by it in its own capital.

DISTRIBUTIONS - RESERVES
Article 29
29.1	Subject to Article 25, the General Meeting is authorised to resolve to make a distribution from the Company's reserves.
29.2
The Board may resolve to charge amounts to be paid up on ordinary shares (including amounts in excess of the nominal value of the ordinary shares concerned) against the Company's reserves, irrespective of whether those ordinary shares are issued to existing shareholders.

DISTRIBUTIONS - PROFITS
Article 30
30.1	Subject to Article 28.1, the profits shown in the Company's annual accounts in respect of a financial year shall be appropriated as follows, and in the following order of priority:
a.	the Board shall determine which part of the profits shall be added to the Company's reserves; and
b.	subject to Article 25, the remaining profits shall be at the disposal of the General Meeting for distribution on the ordinary shares.
30.2	Subject to Article 28.1, a distribution of profits shall be made after the adoption of the annual accounts that show that such distribution is allowed.
DISSOLUTION AND LIQUIDATION
Article 31
31.1	In the event of the Company being dissolved, the liquidation shall be effected by the Board, unless the General Meeting decides otherwise.
31.2	To the extent possible, these articles of association shall remain in effect during the liquidation.
31.3	Any assets remaining after payment of all of the Company's debts shall be distributed to the shareholders.
31.4
After the Company has ceased to exist, its books, records and other information carriers shall be kept for the period prescribed by law by the person designated for that purpose in the resolution of the General Meeting to dissolve the Company. Where the General Meeting has not designated such a person, the liquidators shall do so.

FEDERAL FORUM PROVISION
Article 32
Except as otherwise consented into writing by the Company, the sole and exclusive forum of any complaint asserting a cause of action arising under the United States Securities Act of 1933, as amended, to the fullest extent permitted by applicable law, shall be the federal district courts of the United States of America.
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FINAL STATEMENTS
Finally, the person appearing declared as evidenced by the Extract, the person appearing has been authorised to execute this Deed.
The person appearing is known to me, civil law notary.
This Deed was executed in Amsterdam on the date mentioned in its heading.
After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, the person appearing declared to have taken note of the contents of the Deed, to be in agreement with the contents and not to wish them to be read out in full. Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.
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Annex B-1

Deed of Amendment II
AKTE VAN STATUTENWIJZIGING
ATAI LIFE SCIENCES N.V.
Heden, [datum] verscheen voor mij, Paul Cornelis Simon van der Bijl, notaris te Amsterdam:
[ND gevolmachtigde].
De comparant verklaarde dat de algemene vergadering van ATAI Life Sciences N.V., een naamloze vennootschap, statutair gevestigd te Amsterdam (adres: Wallstraße 16, 10179 Berlijn, Duitsland, handelsregisternummer: 80299776) (de “Vennootschap”), in een algemene vergadering gehouden te Amsterdam op [datum] (de “Vergadering”), onder meer besloten heeft om de statuten van de Vennootschap (de “Statuten”) partieel te wijzigen.
Een kopie van een uittreksel van de notulen waarin de besluiten van de Vergadering worden weergegeven (het “Uittreksel) zal aan deze Akte worden gehecht als bijlage.
[Option 1:][De Statuten zijn laatstelijk gewijzigd bij akte verleden op [datum], voor mij, Paul Cornelis Simon van der Bijl, voornoemd.]
[Optie 2:][ De Statuten van de Vennootschap zijn laatstelijk gewijzigd bij akte verleden op één juli tweeduizend tweeëntwintig, voor Jan-Mathijs Petrus Hermans, notaris te Amsterdam.]
Ter uitvoering van voornoemd besluit tot statutenwijziging verklaarde de comparant de Statuten van de Vennootschap als volgt partieel te wijzigen:
[OPTIE 1: DEED OF AMENDMENT I IS GEPASSEERD]
A.	De tweede zin van Artikel 2 lid 2 komt te vervallen.
B.	Artikel 15 lid 2 komt te luiden als volgt:
“15.2
De benoeming van een Bestuurder door de Algemene Vergadering geschiedt uitsluitend op voordracht van het Bestuur. De Algemene Vergadering kan echter aan zodanige voordracht steeds het bindend karakter ontnemen bij een besluit genomen met twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen. Indien het bindend karakter aan een voordracht wordt ontnomen doet het Bestuur een nieuwe voordracht. Indien de voordracht één kandidaat voor een te vervullen plaats bevat, heeft een besluit over de voordracht tot gevolg dat de kandidaat is benoemd, tenzij het bindend karakter aan de voordracht wordt ontnomen. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.”.

C.	De eerste zin van Artikel 17 lid 8 komt te vervallen.
[OPTIE 2: DEED OF AMENDMENT I IS NIET GEPASSEERD]
A.	De tweede zin van Artikel 2 lid 2 komt te vervallen.
B.	De tweede zin van Artikel 14 lid 3 komt te vervallen.
C.	Artikel 14 lid 5 komt te luiden als volgt:
“14.5
De benoeming van Directeuren geschiedt op basis van een voordracht van de Raad van Commissarissen, gemaakt met inachtneming van de in het diversiteitsbeleid van de Vennootschap neergelegde regels en beginselen voor de samenstelling van de Directie en de Raad van Commissarissen. De Algemene Vergadering kan te allen tijde besluiten dat een dergelijke voordracht een niet-bindend karakter heeft, welk besluit wordt genomen met een meerderheid van twee/derde van de uitgebrachte stemmen, welke stemmen meer dan de helft van het geplaatste kapitaal van de Vennootschap vertegenwoordigen. Na een besluit dat een voordracht een niet-bindend karakter heeft, zal de Raad van Commissarissen een nieuwe voordracht doen, wederom met inachtneming van de in het diversiteitsbeleid van de Vennootschap neergelegde regels en beginselen voor de samenstelling

B-1-1

van de Directie en de Raad van Commissarissen. In het geval dat de voordracht voor een vacature uit één kandidaat bestaat, leidt dit besluit tot voordracht tot benoeming van deze kandidaat, tenzij de voordracht niet-bindend wordt verklaard. Een tweede vergadering als bedoeld in artikel 120, lid 3 van Boek 2, kan niet bijeen worden geroepen.”.
D.	De tweede zin van Artikel 15 lid 4 komt te vervallen.
SLOTVERKLARING
De comparant verklaarde ten slotte dat blijkens het Uittreksel is de comparant gemachtigd om deze akte te doen verlijden.
De comparant is mij, notaris, bekend.
Deze akte is verleden te Amsterdam op de dag aan het begin van deze akte vermeld.
Nadat vooraf door mij, notaris, de zakelijke inhoud van deze akte aan de comparant is medegedeeld en door mij, notaris, is toegelicht, heeft de comparant verklaard van de inhoud daarvan te hebben kennisgenomen, met de inhoud in te stemmen en op volledige voorlezing daarvan geen prijs te stellen. Onmiddellijk na beperkte voorlezing is deze akte door de comparant en mij, notaris, ondertekend.
B-1-2

Annex B-2

Deed of Amendment II
This is a translation into English of the deed of amendment to the articles of association of a public limited liability company under Dutch law. In the event of a conflict between the English and Dutch texts, the Dutch text shall prevail.
DEED OF AMENDMENT TO THE ARTICLES OF ASSOCIATION OF
ATAI LIFE SCIENCES N.V.
On this, the [date] two thousand and twenty-five, appeared before me, Paul Cornelis Simon van der Bijl, civil law notary at Amsterdam:
[ND under power of attorney].
The person appearing before me declared that the general meeting of shareholders of ATAI Life Sciences N.V., a public company with limited liability, having its corporate seat in Amsterdam (address: Wallstraße 16, 10179 Berlin, Germany, trade register number: 80299776), held at Amsterdam, the Netherlands, on the [date] two thousand and twenty-five (the “Meeting”) has resolved to partially amend the Company's articles of association (the “Articles of Association”).
A copy of an extract of the minutes reflecting the resolutions passed at the Meeting (the “Extract”) shall be attached to this Deed as an annex.
[Option 1:][The Articles of Association were most recently amended by a deed executed on the [date] two thousand and twenty-five, appeared before me, Paul Cornelis Simon van der Bijl, aforementioned.]
[Option 2:][The Articles of Association were most recently amended by a deed executed on the first day of July two thousand and twenty-two before Jan-Mathijs Petrus Hermans, civil law notary in Amsterdam.]
In order to carry out the abovementioned decision to amend the Articles of Association, the person appearing declared to hereby partially amend the Articles of Association, as set out below:
[OPTION 1: DEED OF AMENDMENT I HAS BEEN EXECUTED]1
A.	The second sentence of Article 2 paragraph 2 shall be deleted.
B.	Article 15 paragraph 2 shall come to read as follows:
“15.2
The General Meeting can only appoint Directors upon a nomination by the Board. The General Meeting may at any time resolve to render such nomination to be non-binding by a majority of at least two thirds of the votes cast representing more than half of the issued share capital. If a nomination is rendered non-binding, a new nomination shall be made by the Board. If the nomination comprises one candidate for a vacancy, a resolution concerning the nomination shall result in the appointment of the candidate, unless the nomination is rendered non-binding. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.”

[1]
Explanatory notes: If the proposal to amend the articles of association of ATAI Life Sciences N.V. (the “Company”) as included in agenda item 10a of the accompanying proxy statement of the Company (the “Proxy Statement”) has been adopted and the Deed of Amendment I (as defined in the Proxy Statement) has been executed before this Deed of Amendment II (as defined in the Proxy Statement) is executed, it is proposed to amend the Company’s articles of association pursuant to this Deed of Amendment II (as defined in the Proxy Statement) as reflected under Option 1. Otherwise, it is proposed to amend the Company’s articles of association pursuant to this Deed of Amendment II (as defined in the Proxy Statement) as reflected under Option 2.

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C.	The first sentence of Article 17 paragraph 8 shall be deleted.
[OPTION 2: DEED OF AMENDMENT I HAS NOT BEEN EXECUTED]
A.	The second sentence of Article 2 paragraph 2 shall be deleted.
B.	The second sentence of Article 14 paragraph 3 shall be deleted.
C.	Article 14 paragraph 5 shall come to read as follows:
“14.5
The appointment of Managing Directors will occur on the basis of a nomination by the Board of Supervisory Directors made with due regard to the rules and principles in the Company’s diversity policy for the composition of the Board of Managing Directors and the Board of Supervisory Directors. The General Meeting may at any time resolve that such nomination has a non-binding character, which resolution is adopted by a majority of two thirds of the votes cast, which votes represent more than half of the issued capital of the Company. After a resolution that a nomination is non-binding, the Board of Supervisory Directors will issue a new nomination, again made with due regard to the rules and principles in the Company’s diversity policy for the composition of the Board of Managing Directors and the Board of Supervisory Directors. In the event that the nomination comprises one candidate for a vacancy, such resolution to nominate the single candidate will result in the appointment of such candidate, unless the nomination is resolved to be non-binding. A second meeting as referred to in Section 120, paragraph 3, Book 2, cannot be convened.”

D.	The second sentence of Article 15 paragraph 4 shall be deleted.
FINAL STATEMENTS
Finally, the person appearing declared as evidenced by the Extract, the person appearing has been authorised to execute this Deed.
The person appearing is known to me, civil law notary.
This Deed was executed in Amsterdam on the date mentioned in its heading.
After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, the person appearing declared to have taken note of the contents of the Deed, to be in agreement with the contents and not to wish them to be read out in full. Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.
B-2-2

Annex C-1

Deed of Amendment III
AKTE VAN STATUTENWIJZIGING
ATAI LIFE SCIENCES N.V.
Heden, [datum] verscheen voor mij, Paul Cornelis Simon van der Bijl, notaris te Amsterdam:
[ND gevolmachtigde].
De comparant verklaarde dat de algemene vergadering van ATAI Life Sciences N.V., een naamloze vennootschap, statutair gevestigd te Amsterdam, met adres: Wallstraße 16, 10179 Berlijn, Duitsland, en handelsregisternummer: 80299776 (de “Vennootschap”), in een algemene vergadering gehouden te Amsterdam op [datum] (de “Vergadering”), onder meer besloten heeft om de statuten van de Vennootschap (de “Statuten”) partieel te wijzigen.
Een kopie van een uittreksel van de notulen waarin de besluiten van de Vergadering worden weergegeven (het “Uittreksel”) zal aan deze Akte worden gehecht als bijlage.
[Option 1:][De Statuten zijn laatstelijk gewijzigd bij akte verleden op [datum], voor mij, Paul Cornelis Simon van der Bijl, voornoemd.]
[Optie 2:][ De Statuten van de Vennootschap zijn laatstelijk gewijzigd bij akte verleden op één juli tweeduizend tweeëntwintig, voor Jan-Mathijs Petrus Hermans, notaris te Amsterdam.]
Ter uitvoering van voornoemd besluit tot statutenwijziging verklaarde de comparant de Statuten van de Vennootschap als volgt partieel te wijzigen:
[OPTIE 1: DEED OF AMENDMENT I IS GEPASSEERD]
Artikel 25 lid 3 komt te vervallen.
[OPTIE 2: DEED OF AMENDMENT I IS NIET GEPASSEERD]
Artikel 34 lid 1 komt te vervallen en de leden 2 en 3 van artikel 34 worden vernummerd tot, respectievelijk, de leden 1 en 2 van artikel 34.
SLOTVERKLARING
De comparant verklaarde ten slotte dat blijkens het Uittreksel is de comparant gemachtigd om deze akte te doen verlijden.
De comparant is mij, notaris, bekend.
Deze akte is verleden te Amsterdam op de dag aan het begin van deze akte vermeld.
Nadat vooraf door mij, notaris, de zakelijke inhoud van deze akte aan de comparant is medegedeeld en door mij, notaris, is toegelicht, heeft de comparant verklaard van de inhoud daarvan te hebben kennisgenomen, met de inhoud in te stemmen en op volledige voorlezing daarvan geen prijs te stellen. Onmiddellijk na beperkte voorlezing is deze akte door de comparant en mij, notaris, ondertekend.
C-1-1

Annex C-2

Deed of Amendment III
This is a translation into English of the deed of amendment to the articles of association of a public limited liability company under Dutch law. In the event of a conflict between the English and Dutch texts, the Dutch text shall prevail.
DEED OF AMENDMENT TO THE ARTICLES OF ASSOCIATION OF
ATAI LIFE SCIENCES N.V.
On this, the [date] two thousand and twenty-five, appeared before me, Paul Cornelis Simon van der Bijl, civil law notary at Amsterdam:
[ND under power of attorney].
The person appearing before me declared that the general meeting of shareholders of ATAI Life Sciences N.V., a public company with limited liability, having its corporate seat in Amsterdam (address: Wallstraße 16, 10179 Berlin, Germany, trade register number: 80299776), held at Amsterdam, the Netherlands, on the [date] two thousand and twenty-five (the “Meeting”) has resolved to partially amend the Company's articles of association (the “Articles of Association”).
A copy of an extract of the minutes reflecting the resolutions passed at the Meeting (the “Extract”) shall be attached to this Deed as an annex.
[Option 1:][The Articles of Association were most recently amended by a deed executed on the [date] two thousand and twenty-five, appeared before me, Paul Cornelis Simon van der Bijl, aforementioned.]
[Option 2:][The Articles of Association were most recently amended by a deed executed on the first day of July two thousand and twenty-two before Jan-Mathijs Petrus Hermans, civil law notary in Amsterdam.]
In order to carry out the abovementioned decision to amend the Articles of Association, the person appearing declared to hereby partially amend the Articles of Association, as set out below:
[OPTION 1: DEED OF AMENDMENT I HAS BEEN EXECUTED]1
Article 25 paragraph 3 shall be deleted.
[OPTION 2: DEED OF AMENDMENT I HAS NOT BEEN EXECUTED]
Article 34 paragraph 1 shall be deleted and paragraphs 2 and 3 of that article shall be renumbered as paragraphs 1 and 2 of that article.
FINAL STATEMENTS
Finally, the person appearing declared as evidenced by the Extract, the person appearing has been authorised to execute this Deed.
The person appearing is known to me, civil law notary.
This Deed was executed in Amsterdam on the date mentioned in its heading.
After I, civil law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, the person appearing declared to have taken note of the contents of the Deed, to be in agreement with the contents and not to wish them to be read out in full. Following a partial reading, the Deed was signed by the person appearing and by me, civil law notary.
[1]
Explanatory notes: If the proposal to amend the articles of association of ATAI Life Sciences N.V. (the “Company”) as included in agenda item 10a of the accompanying proxy statement of the Company (the “Proxy Statement“) has been adopted and the Deed of Amendment I (as defined in the Proxy Statement) has been executed before this Deed of Amendment III (as defined in the Proxy Statement) is executed, it is proposed to amend the Company’s articles of association pursuant to this Deed of Amendment III (as defined in the Proxy Statement) as reflected under Option 1. Otherwise, it is proposed to amend the Company’s articles of association pursuant to this Deed of Amendment III (as defined in the Proxy Statement) as reflected under Option 2.

C-2-1

Annex D

COMPENSATION POLICY
ATAI LIFE SCIENCES N.V.
INTRODUCTION
Article 1
This document sets out the Company's policy concerning the compensation of the Directors.
DEFINITIONS AND INTERPRETATION
Article 2
2.1	In this policy the following definitions shall apply:

Article	An article of this policy.
Board	The Company's board of directors.
Change of Control Benefit
Any compensation or other benefit comprised in a Compensation Package that becomes payable, vests, is settled, becomes exercisable or is triggered in any other manner as a result of a change of control over the Company (as such term may be defined in the applicable agreement, plan or arrangement providing for such compensation or benefit).

Company	ATAI Life Sciences N.V.
Compensation Committee	The compensation committee established by the Board.
Compensation Package	The total compensation package of a Director for services rendered in that capacity.
Director	A member of the Board.
Executive Director	An executive Director.
Fringe Benefit
Fringe benefits (other than Pension) comprised in a Compensation Package, including use of a cell phone, laptop and/or lease car, vacation pay, sick pay, accident and/or health insurance, pension and life insurance, director and officer (D&O) insurance, social security contributions, housing allowance, reimbursement of travel costs and education assistance.

General Meeting	The Company's general meeting.
LTI	Long-term variable compensation comprised in a Compensation Package, including in the form of equity incentive awards.
Non-Executive Director	A non-executive Director.
Non-Compete Payment
Any compensation or other payment comprised in a Compensation Package that becomes payable, is settled or is triggered in any other manner in connection with a Director being subject to a non-competition restriction vis-à-vis the Company or any of its Subsidiaries.

Pension	Post-retirement income and/or other pension-related contributions or benefits comprised in a Compensation Package.
STI	Short-term variable compensation comprised in a Compensation Package, including in the form of cash bonuses and profit sharing arrangements.
Subsidiary	A subsidiary of the Company within the meaning of Section 2:24a of the Dutch Civil Code.

2.2	Terms that are defined in the singular have a corresponding meaning in the plural.
2.3	Words denoting a gender include each other gender.
D-1-1

OBJECTIVES
Article 3
3.1	The amount, level and structure of Compensation Packages should contribute to the Company's strategy, long-term interests and sustainability by:
a.
attracting, retaining and motivating highly skilled individuals with the qualities, capabilities, profile and experience needed to support and promote the growth and sustainable success of the Company and its business;

b.
driving strong business performance, promoting accountability and incentivising the achievement of short and long-term performance targets with the objective of furthering sustainable long-term value creation in a manner consistent with the Company's identity, mission and values;

c.	assuring that the interests of the Directors are closely aligned to those of the Company, its business and its stakeholders; and
d.
ensuring overall market competitiveness of the Compensation Packages, while providing the Board sufficient flexibility to tailor the Company's compensation practices on a case-by-case basis, depending on the market conditions from time to time.

3.2	The Compensation Packages of the Non-Executive Directors should reflect the time spent and the responsibilities of their role on the Board.
3.3	In determining the amount, level and structure of Compensation Packages, the Board shall consider, among other matters:
a.	scenario analyses carried out in advance;
b.
the financial and non-financial performance indicators relevant to the Company's long-term strategy with due observance of the risks for the Company's business which may result from variable compensation; and

c.
relevant market information such as industry standards and peer group data, pre-existing arrangements with the Directors, the respective positions which the Directors serve within the Company's organisation and any compensation payable by the Company or any of its Subsidiaries to the Directors in any other capacity.

DETERMINATION OF COMPENSATION
Article 4
4.1
The amount, level and structure of Compensation Packages shall be determined by the Board at the recommendation of the Compensation Committee in accordance with this policy. No Executive Director shall participate in the decision-making concerning the determination of the Compensation Package for any Executive Director.

4.2
The Compensation Committee shall prepare its recommendations relating to the Compensation Packages in accordance with this policy and any such recommendation shall cover the compensation structure, the amount of the fixed and variable compensation components, the performance criteria used, the scenario analyses that have been carried out and the relevant internal pay ratio(s).

4.3
Before making a recommendation relating to the Compensation Package of any Executive Director, the Compensation Committee shall take note of the views of such Executive Director with regard to the amount, level and structure of that Compensation Package.

D-1-2

COMPOSITION OF COMPENSATION PACKAGES
Article 5
5.1	Compensation Packages may consist of a mix of fixed and variable compensation components as determined by the Board, including:

	Executive Directors	Non-Executive Directors
Base salary	✔	✘
Retainer fee	✘	✔
Committee membership fee	✘	✔
Chairperson fee	✘	✔
Meeting attendance fees	✘	✔
STI	✔	✔
LTI	✔	✔
Fringe Benefits	✔	✘
Change of Control Benefits	✔	✔
Non-Compete Payments	✔	✔
Severance pay	✔	✘
Pension	✔	✘

5.2
Base salary, retainer fees, committee membership fees, chairperson fees and meeting attendance fees shall be fixed annual amounts that may be subject to indexation by the Board and may be increased or decreased by the Board from time to time, subject to the terms of any existing contractual arrangements with the Directors concerned.

5.3
The Company shall not grant any loans, guarantees or similar benefits as part of a Compensation Package, provided that cash advances and use of a Company sponsored credit card in the ordinary course of business shall not be prohibited.

STI AND LTI
Article 6
6.1	The mix of STI and LTI comprised in a Compensation Package should support both sustainable long-term value creation and the achievement of short-term Company objectives, including by:
a.	contributing to corporate social responsibility;
b.	rewarding the achievement of strategic milestones for the Company and its business;
c.	providing award opportunities in consideration for substantial contributions to the success of the Company and its business; and/or
d.	promoting and incentivising continued service of the Directors within the Company's organisation.
6.2	With respect to all STI and LTI awards, subject to the terms of any existing contractual arrangements with the Directors concerned, the Board shall:
a.
set and, if appropriate, amend the applicable financial and/or non-financial metrics, targets, objectives and/or conditions, including corporate social responsibility metrics, and their respective weighting;

b.	set and, if appropriate, amend the maximum amount for any cash incentive and the maximum number of securities underlying any equity incentive which may be awarded as part of an STI or LTI; and
c.
determine the extent to which the applicable targets, objectives and/or conditions are achieved and the extent to which and incentive awards vest, using clear, pre-defined and objective and verifiable methods.

D-1-3

6.3
The Board may adjust the amount or value of an STI or LTI awarded to a Director to a suitable level, if payment or satisfaction of that award would be unacceptable under the standards of reasonableness and fairness.

6.4
The Company may reclaim payments made (in cash, in kind or in the form of securities) under an STI or LTI award, in whole or in part, to the extent that such payment was made on the basis of incorrect information regarding the achievement of the targets, objectives and/or conditions underlying the award or regarding the circumstances on which the award was dependent. The Non-Executive Directors, or a special representative designated by the General Meeting, may demand such repayment on the Company's behalf.

SEVERANCE PAY
Article 7
7.1
The Executive Directors may be eligible for such severance payment upon termination of office as determined by the Board from time to time or as set forth in an employment or service agreement with the Executive Director.

7.2	In addition to severance pay, Executive Directors may be eligible to receive compensation for post-contractual non-compete obligations as determined by the Board from time to time.
AMENDMENTS
Article 8
Pursuant to a resolution to that effect, the General Meeting may amend or supplement this policy, subject to ongoing compliance with applicable law and stock exchange requirements.
GOVERNING LAW AND JURISDICTION
Article 9
This policy shall be governed by and shall be construed in accordance with the laws of the Netherlands. Any dispute arising in connection with this policy shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam, the Netherlands.
D-1-4

ATAI LIFE SCIENCES N.V.
C/O INDUSTRIOUS NYC
250 WEST 34TH STREET
NEW YORK, NY 10119

SCAN TO
VIEW MATERIALS & VOTE

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V71458-P29909 KEEP THIS PORTION FOR YOUR RECORDS

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atai LIFE SCIENCES N.V.

The Board of Supervisory Directors recommends you vote FOR the following proposals 1, 2, 3, 4, 5, 6, 7a, 7b, 7c, 8, 9, 10 and 11:

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V71459-P29909

PROXY
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MAY 15, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORY DIRECTORS OF atai LIFE SCIENCES N.V.

The undersigned hereby appoints each member of atai Life Sciences N.V.'s Board of Supervisory Directors, as well as Paul van der Bijl, civil law notary, and Leanne Meurs, deputy civil law notary, working with NautaDutilh N.V., atai Life Sciences N.V.'s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this proxy card, all the shares of atai Life Sciences N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of atai Life Sciences N.V. to be held at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands) and via live webcast (www.virtualshareholdermeeting.com/ATAI2025) on May 15, 2025 at 6:00 p.m. Central European Summer Time or any continuation, postponement or adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders. All proxies heretofore given by the undersigned in respect of the Annual General Meeting of Shareholders to be held on May 15, 2025 are hereby revoked.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Supervisory Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Supervisory Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) upon such other matters as may properly come before such Annual General Meeting of Shareholders and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7A, 7B, 7C, 8, 9, 10 AND 11 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.